[LOGO] ALLEGHANY FUNDS

                           -------
                           ANNUAL
-------------------------------------------------------------------------------
 REPORT
-------------------------------------------------------------------------------


   ALLEGHANY/MONTAG & CALDWELL GROWTH FUND
   ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND
   ALLEGHANY/CHICAGO TRUST TALON FUND
   ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
   ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND
   ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND
   ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND
   ALLEGHANY/MONTAG & CALDWELL BALANCED FUND
   ALLEGHANY/CHICAGO TRUST BALANCED FUND
   ALLEGHANY/CHICAGO TRUST BOND FUND
   ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
   ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND


 OCTOBER 31, 1999

[LOGO]  ALLEGHANY FUNDS

Dear Fellow Shareholder,


As 1999 draws to a close, let me take this opportunity to thank you for entrusting us to meet your investment needs.

This year has brought continued success to Alleghany Funds, both in our investment returns and in our continuing evolution as a growing mutual fund family. The addition of our two international funds, Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund, has expanded our investment vistas into foreign lands, while Alleghany/Chicago Trust Small Cap Value Fund and Alleghany/Veredus Aggressive Growth Fund have broadened our investment options to include the full spectrum of small cap stocks.

In addition, we have completely revamped our Web site, www.AlleghanyFunds.com. We view our Web site as an ideal way to share information with you, our shareholders. On the new site, we have included educational resources and planning tools to help you with your overall investment portfolio, as well as to provide extensive details on our Funds. We have even included audio interviews with our Fund managers as another way to provide you with essential information. We will continue to explore additional ways in which the Internet and other electronic communications can better serve your needs.

At the time of this writing, assets in Alleghany Funds have topped $5 billion for the first time. While this landmark certainly owes a lot to the market environment of the last few years, it also reflects the tremendous confidence you have placed in us. We achieved this level of success by adhering to our stated goal of disciplined, institutional investing, and you can be assured that this goal has not and will not change going forward. Your trust is our most important asset, and we will continue to strive to earn that trust as we move forward into the new millennium.

Sincerely,

/s/ Kenneth C. Anderson

Kenneth C. Anderson
President


ALLEGHANY FUNDS ARE NO-LOAD MUTUAL FUNDS DISTRIBUTED BY PROVIDENT DISTRIBUTORS, INC., WEST CONSHOHOCKEN, PA 19428-2901. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES OF ANY OF THE FUNDS DESCRIBED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A PROSPECTUS.


Shareholder Services  800 992-8151  www.AlleghanyFunds.com
THE CHICAGO TRUST COMPANY - MONTAG & CALDWELL - VEREDUS ASSET MANAGEMENT - BLAIRLOGIE CAPITAL MANAGEMENT

CONTENTS

   SUMMARY INFORMATION                                             2
   -----------------------------------------------------------------

   PORTFOLIO MANAGER COMMENTARY:
   -----------------------------------------------------------------

     ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                       5
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                  6
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST TALON FUND                            7
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                  8
   -----------------------------------------------------------------

     ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                      9
   -----------------------------------------------------------------

     ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND            10
   -----------------------------------------------------------------

     ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                   11
   -----------------------------------------------------------------

     ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                    12
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST BALANCED FUND                        13
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST BOND FUND                            14
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                  15
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                    16
   -----------------------------------------------------------------

   SCHEDULE OF INVESTMENTS:
   -----------------------------------------------------------------

     ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                      17
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                 18
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST TALON FUND                           19
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                 20
   -----------------------------------------------------------------

     ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                     22
   -----------------------------------------------------------------

     ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND            23
   -----------------------------------------------------------------

     ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                   26
   -----------------------------------------------------------------

     ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                    30
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST BALANCED FUND                        33
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST BOND FUND                            36
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                  38
   -----------------------------------------------------------------

     ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                    41
   -----------------------------------------------------------------

   STATEMENT OF ASSETS AND LIABILITIES                            44
   -----------------------------------------------------------------

   STATEMENT OF OPERATIONS                                        48
   -----------------------------------------------------------------

   STATEMENT OF CHANGES IN NET ASSETS                             52
   -----------------------------------------------------------------

   FINANCIAL HIGHLIGHTS                                           58
   -----------------------------------------------------------------

   NOTES TO FINANCIAL STATEMENTS                                  73
   -----------------------------------------------------------------

   INDEPENDENT AUDITORS' REPORT                                   80
   -----------------------------------------------------------------

                            THE CHICAGO TRUST COMPANY
                         With roots going back to 1887, Chicago Trust manages portfolios for mutual fund, institutional and high net worth clients. The firm also provides investment, trustee and administrative services for pension, profit sharing and 401(k) plans.

                            MONTAG & CALDWELL, INC.
                         Founded in 1945 in Atlanta, Montag & Caldwell is one of the oldest and most well-respected investment counseling firms in the Southeast. The firm manages investments for institutions and retirement plans, as well as for individual clients.

                            VEREDUS ASSET MANAGEMENT LLC
                         A specialist in small company growth stocks, Veredus manages institutional accounts, individual client accounts and mutual funds and is based in Louisville, Kentucky. The firm was founded by
                         B. Anthony Weber, a former principal with Fred Alger & Co., a well-known New York-based growth stock research and investment firm.

                            BLAIRLOGIE CAPITAL MANAGEMENT
                         Based in Edinburgh, Scotland, Blairlogie specializes in managing international and emerging market portfolios for institutions and mutual funds. The firm is a registered investment advisor in the United States and the United Kingdom.

ALLEGHANY FUNDS
------------------------------------

PERFORMANCE FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
SUMMARY INFORMATION

                                                                                   ALLEGHANY/CHICAGO TRUST GROWTH &
                             ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                          INCOME FUND
                                  CLASS N                CLASS I
TOTAL RETURNS:
One Year................          29.34%                 29.78%                                 27.71%
Three Year
  Average Annual........          26.84%                 27.24%                                 26.10%
Five Year
  Average Annual........            N/A                    N/A                                  26.78%
Average Annual
  Since Inception.......          28.48%                 27.67%                                 22.71%
Date....................         11/02/94               06/28/96                               12/13/93

TOP TEN HOLDINGS

      as of October 31, 1999                                               as of October 31, 1999
COMPANY AND % OF TOTAL NET ASSETS
Procter & Gamble Co...............    5.10%                          Sun Microsystems, Inc.............    4.73%
Pfizer, Inc.......................    4.77%                          Sysco Corp........................    4.01%
MCI WorldCom, Inc.................    4.64%                          EMC Corp..........................    3.82%
Coca-Cola Co......................    4.55%                          Tellabs, Inc......................    3.74%
                                                                     Computer Associates International,
Johnson & Johnson.................    4.39%                          Inc...............................    3.52%
Bristol-Myers Squibb Co...........    4.12%                          Cisco Systems, Inc................    3.48%
Home Depot, Inc...................    4.05%                          Paychex, Inc......................    3.39%
Gillette Co.......................    3.91%                          Illinois Tool Works, Inc..........    2.97%
McDonald's Corp...................    3.87%                          General Electric Co...............    2.95%
                                                                     American International Group,
General Electric Co...............    3.64%                          Inc...............................    2.92%

--------------------------------------------------------------------------------

                                    ALLEGHANY/CHICAGO TRUST TALON FUND              ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
TOTAL RETURNS:
One Year................                           2.32%                                                 N/A
Three Year
  Average Annual........                           6.91%                                                 N/A
Five Year
  Average Annual........                          12.95%                                                 N/A
Average Annual
  Since Inception.......                          13.18%                                                 N/A
Date....................                         09/19/94                                             11/10/98

TOP TEN HOLDINGS

      as of October 31, 1999                                               as of October 31, 1999
COMPANY AND % OF TOTAL NET ASSETS
Manpower, Inc.....................    5.69%                          Gallagher (Arthur J.) & Co........    3.55%
American Power Conversion Corp....    5.61%                          Meredith Corp.....................    3.18%
True North Communications, Inc....    5.27%                          Houghton Mifflin Co...............    3.18%
Sensormatic Electronics Corp......    5.16%                          AGCO Corp.........................    2.91%
Mentor Graphics Corp..............    4.22%                          Milacron, Inc.....................    2.62%
CNF Transportation, Inc...........    3.57%                          Newport News Shipbuilding, Inc....    2.52%
Wallace Computer Services, Inc....    3.52%                          Commercial Federal Corp...........    2.51%
Saks, Inc.........................    3.52%                          Cytec Industries, Inc.............    2.50%
                                                                     Centex Construction Products,
ACNielsen Corp....................    3.38%                          Inc...............................    2.50%
                                                                     Walden Residential Properties,
Scholastic Corp...................    3.33%                          Inc...............................    2.48%

-  2

                                                                                       ALLEGHANY/BLAIRLOGIE INTERNATIONAL
                               ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND (A)                    DEVELOPED FUND (B)
                                                                                         CLASS N                CLASS I
TOTAL RETURNS:
One Year................                          92.92%                                 16.66%                 17.12%
Three Year
  Average Annual........                            N/A                                  11.21%                 11.57%
Five Year
  Average Annual........                            N/A                                    N/A                   9.72%
Average Annual
  Since Inception.......                          46.29%                                 10.84%                 10.62%
Date....................                         06/30/98                               11/30/94               06/08/93

TOP TEN HOLDINGS

as of October 31, 1999                                                     as of October 31, 1999
COMPANY AND % OF TOTAL NET ASSETS
JDS Uniphase Corp.................    5.24%                          WEBS Japan Index Series...........    4.42%
Electroglas, Inc..................    3.82%                          Sweden Opal, 18.526%, 04/07/07....    2.55%
Terayon Communication Systems,
  Inc.............................    3.63%                          Roche Holding AG..................    1.64%
LaserSight Inc....................    3.24%                          Total Fina SA, Class B............    1.64%
Varian Semiconductor Equipment                                       France Telecom SA.................    1.64%
  Associates, Inc.................    3.03%                          Deutsche Telekom AG...............    1.62%
TriQuint Semiconductor, Inc.......    2.97%                          Nokia Oyj.........................    1.59%
ANADIGICS, Inc....................    2.89%                          Royal Dutch Petroleum Co..........    1.52%
ANTEC Corp........................    2.86%                          Novartis AG.......................    1.50%
                                                                     Nippon Telegraph & Telephone
PRI Automation, Inc...............    2.72%                          Corp..............................    1.39%
Powerwave Technologies, Inc.......    2.72%

--------------------------------------------------------------------------------

                                  ALLEGHANY/BLAIRLOGIE EMERGING
                                         MARKETS FUND (C)                 ALLEGHANY/MONTAG & CALDWELL BALANCED FUND
                                  CLASS N                CLASS I                CLASS N                CLASS I
TOTAL RETURNS:
One Year................          32.68%                 33.07%                 17.83%                   N/A
Three Year
  Average Annual........          (2.59)%                (2.27)%                18.78%                   N/A
Five Year
  Average Annual........          (7.11)%                (6.85)%                  N/A                    N/A
Average Annual
  Since Inception.......          (7.54)%                 2.89%                 20.10%                   N/A
Date....................         10/20/94               06/01/93               11/02/94               12/31/98

TOP TEN HOLDINGS

as of October 31, 1999                                                     as of October 31, 1999
COMPANY AND % OF TOTAL NET ASSETS
Telefonos de Mexico SA, SP ADR....    4.13%                          Procter & Gamble Co...............    3.26%
Magyar Tavkozlesi, Rights.........    2.86%                          Coca-Cola Co......................    2.94%
Samsung Electronics...............    2.84%                          Pfizer, Inc.......................    2.83%
Taiwan Fund, Inc..................    2.64%                          MCI WorldCom, Inc.................    2.76%
Telecomunicacoes Brasileiras SA,                                     Bristol-Myers Squibb Co...........    2.70%
  Pfd Block, SP ADR...............    2.18%                          Johnson & Johnson.................    2.67%
Winbond Electronic Corp., GDR.....    2.04%                          General Electric Co...............    2.67%
Compania Anonima Nacional
  Telefonos                                                          McDonald's Corp...................    2.63%
  de Venezuela, ADR...............    1.95%                          Home Depot, Inc...................    2.55%
Korea Electric Power Corp.........    1.90%                          U.S. Treasury Bond
Korea Fund........................    1.73%                          8.125%, 08/15/19..................    2.46%
Turkiye Is Bankasi, Class C.......    1.61%

---------------------------------------------------------

                  (a)   Prior to December 7, 1999, the performance figures reflected are those of a predecessor fund, Veredus Growth Fund.
                  (b)   Prior to May 1, 1999, the performance figures reflected are those of a predecessor fund, PIMCO International Developed
                        Fund.
                  (c)   Prior to May 1, 1999, the performance figures reflected are those of a predecessor fund, PIMCO Emerging Markets Fund.

                                                                             - 3

ALLEGHANY FUNDS
------------------------------------

PERFORMANCE FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
SUMMARY INFORMATION -- CONTINUED

                                   ALLEGHANY/CHICAGO TRUST BALANCED FUND                  ALLEGHANY/CHICAGO TRUST BOND FUND
TOTAL RETURNS:
One Year................                          17.26%                                                1.02%
Three Year
  Average Annual........                          18.62%                                                5.79%
Five Year
  Average Annual........                            N/A                                                 7.54%
Average Annual
  Since Inception.......                          18.04%                                                5.78%
Date....................                         09/21/95                                             12/13/93

TOP TEN HOLDINGS

as of October 31, 1999                                                     as of October 31, 1999
COMPANY AND % OF TOTAL NET ASSETS
                                                                     U.S. Treasury Note, 6.125%,
EMC Corp..........................    2.98%                          08/15/07..........................    2.98%
Sysco Corp........................    2.61%                          Federal National Mortgage Assoc.
Cisco Systems, Inc................    2.52%                          5.625%, 03/15/01..................    2.98%
                                                                     U.S. Treasury Note, 5.750%,
Tellabs, Inc......................    2.36%                          08/15/03..........................    2.97%
General Electric Co...............    2.30%                          Federal Home Loan Mortgage Corp.
Harley-Davidson, Inc..............    1.81%                          5.750%, 07/15/03..................    2.94%
                                                                     U.S. Treasury Bond, 6.000%,
Paychex, Inc......................    1.81%                          02/15/26..........................    2.84%
                                                                     U.S. Treasury Note, 6.375%,
Sun Microsystems, Inc.............    1.80%                          08/15/02..........................    2.66%
                                                                     U.S. Treasury Bond, 6.250%,
Solectron Corp....................    1.79%                          08/15/23..........................    2.20%
American International Group,
  Inc.............................    1.75%                          Federal National Mortgage Assoc.
                                                                       Pool# 442329, 6.500%,
                                                                         10/01/28......................    2.06%
                                                                     Federal Home Loan Mortgage Corp.
                                                                       Gold Pool# E00619, 6.500%,
                                                                         01/01/14......................    2.04%
                                                                     Province of Mendoza
                                                                       Collateral Oil Royalty Note
                                                                       10.000%, 07/25/02...............    2.03%

--------------------------------------------------------------------------------

                                ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
TOTAL RETURNS:
One Year................                          (1.77)%
Three Year
  Average Annual........                           3.11%
Five Year
  Average Annual........                           4.42%
Average Annual
  Since Inception.......                           3.40%
Date....................                         12/13/93

TOP TEN HOLDINGS

as of October 31, 1999
COMPANY AND % OF TOTAL NET ASSETS
Green Bay, Series A, G.O.                                            Kentucky State Turnpike Authority
  5.100%, 04/01/00................    2.92%                          Economic Development Revenue
King County, Series A, G.O.                                            5.700%, 01/01/03................    2.10%
  5.800%, 01/01/04................    2.87%                          State of New Jersey Transportation
Salt River Project Electric System                                     Trust Fund Revenue, Series A
  Revenue Refunding, Series A                                          Escrowed to Maturity
  5.500%, 01/01/05................    2.70%                          5.200%, 12/15/00..................    2.06%
                                                                     San Francisco City & County
Commonwealth of Puerto Rico                                          Airports
  Revenue Series A, G.O.                                               Series 23-A
  6.500%, 07/01/03................    2.49%                          5.500%, 05/01/10..................    2.06%
Clark County, Nevada School                                          Utah State Building Ownership
  District, G.O.                                                     Authority
  6.400%, 06/15/06................    2.21%                          Lease Revenue, Series A, State
State of Mississippi, Series I                                         Facilities Master Lease PG-C
  5.750%, 11/01/09................    2.12%                          5.500%, 05/15/11..................    2.05%

-  4

ALLEGHANY FUNDS
--------------------------------
ALLEGHANY/MONTAG & CALDWELL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                        RONALD E. CANAKARIS, CFA

Q How has the Fund performed during the last year?

A Despite a volatile economy and rocky market, Alleghany/Montag & Caldwell
   Growth Fund, Class N and Class I, showed increases of 29.34% and 29.78%, respectively, for the 12 months ended October 31, 1999. During this same time period, the Standard & Poor's-Registered Trademark- 500 Stock Index (S&P-Registered Trademark- 500 Index) recorded investment returns of 25.67%. We attribute the Fund's ability to outperform the benchmark to the strength in the portfolio's technology stocks offsetting weakness in certain consumer and health care issues.

Q How has the market and economy affected the Fund's performance?

A While the majority of stock prices have been down since the end of March 1999, the large-cap segment of the stock market as measured by the S&P-Registered Trademark- 500 Index has essentially fluctuated in a trading range over the past six months. This trading range has been supported by better than expected corporate profits but held back by higher interest rates. Until it is evident to investors that the Federal Reserve has succeeded in slowing the economy to a sustainable and more moderate rate of growth with continued low inflation, it is likely that this trading range will persist.

   During the year, we continued to favor the shares of consumer global growth companies, well-positioned pharmaceutical and medical device companies and high-quality, high-growth technology enterprises that have staying power. While some of the Fund's holdings in consumer global growth companies remained weak, we believe a significant pick-up in earnings growth may occur for these high-quality companies as we head into the new millennium. Research-driven pharmaceutical and medical device companies should perform better in the period ahead because they offer an attractive combination of value and double-digit earnings growth prospects. Selected technology holdings remain attractive as global industry conditions improve and the build-out of the Internet further stimulates product demand.

Q What is your outlook?

A We believe the Federal Reserve will be successful in its efforts and that the stock market will eventually exit the current period of consolidation and move to higher levels. Meanwhile, we are maintaining some cash reserves and using them to take advantage of attractive buying opportunities as they present themselves.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Technology                             18%
Other Common Stocks                    19%
Consumer Non-Durables                  15%
Health Care Services                    9%
Finance                                 8%
Retail                                  8%
Telecommunications                      7%
Cash and Other Net Assets               6%
Food and Beverage                       5%
Medical Supplies                        5%

                          ALLEGHANY/MONTAG & CALDWELL
                              GROWTH FUND--CLASS N
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       S&P-REGISTERED TRADEMARK- 500 INDEX  LIPPER GROWTH FUND INDEX  ALLEGHANY/MONTAG & CALDWELL
                                                                      GROWTH FUND CLASS N SHARES
11/94                              $10,000                   $10,000                      $10,000
4/95                               $11,046                   $10,699                      $10,999
10/95                              $12,641                   $12,398                      $13,187
4/96                               $14,380                   $13,789                      $15,065
10/96                              $15,685                   $14,498                      $17,131
4/97                               $17,992                   $15,733                      $19,245
10/97                              $20,720                   $18,617                      $22,925
4/98                               $25,381                   $21,995                      $27,690
10/98                              $25,277                   $21,199                      $27,027
4/99                               $30,916                   $26,225                      $33,408
10/99                              $31,761                   $27,416                      $34,958

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P-REGISTERED TRADEMARK- 500 INDEX AND LIPPER GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                                                                             - 5

ALLEGHANY FUNDS
------------------------------------
ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                      BERNARD F. MYSZKOWSKI, CFA

Q How has the Fund performed over the past year?

A For the fiscal year ended October 31, 1999, Alleghany/Chicago Trust Growth &
   Income Fund produced a total return of 27.71%. In comparison, the benchmark S&P-Registered Trademark- 500 Index returned 25.67%, while our peer group, the Lipper Multi-Cap Growth Index, returned 39.77%.

Q What were the major influences on Fund performance over the past year?

A The Fund's emphasis on technology had a positive impact on performance during much of the year. Despite the volatile market, the tech-heavy NASDAQ was a bright spot. With a large percentage of the Fund in the technology sector, we were able to offset the weakness in the market as a whole. Our positions in Cisco Systems, Inc. (3.5% of net assets), EMC Corp. (3.8%), and Sun Microsystems, Inc. (4.7%) were especially noteworthy.

   Carnival Corp. (2.0%), the cruise line, was a new addition to the portfolio. Our research indicated this was a well-run company with good potential for growth. The strong economy should lead to increased spending on luxury items and travel.

Q Were there any sectors that negatively influenced the Fund during the year?

A Because of concerns about the Industry's growth potential and an uncertain regulatory landscape, the Fund reduced its exposure to the health care industry. Health Management Associates, Inc. and Omnicare, Inc. were both fully divested. We sold Omnicare as it came under pressure from all of the questions in Washington regarding the HMO industry. It also fell below our market limitation of $2 billion. With both holdings, we were able to divest before any negative implications affected the Fund.

Q What is your outlook for the end of 1999 and the new millennium?

A As 1999 ends, we continue to be optimistic about the economic climate. We anticipate S&P-Registered Trademark- 500 companies will post attractive earnings, giving the market some positive news on which to focus. We believe the portfolio is in excellent shape to carry us through the rest of this year and into the 21st century.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Other Common Stocks                    24%
Technology                             23%
Finance                                13%
Consumer Durables                       8%
Cash and Other Net Assets               8%
Consumer Non-Durables                   6%
Telecommunications                      6%
Capital Goods                           4%
Food and Beverage                       4%
Health Care Services                    4%

                            ALLEGHANY/CHICAGO TRUST
                              GROWTH & INCOME FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       S&P-REGISTERED TRADEMARK- 500 INDEX  LIPPER MULTI-CAP GROWTH INDEX  ALLEGHANY/CHICAGO TRUST
                                                                            GROWTH & INCOME FUND
12/93                              $10,000                        $10,000                  $10,000
4/94                                $9,745                         $9,954                   $9,797
10/94                              $10,360                        $10,365                  $10,173
4/95                               $11,444                        $11,009                  $11,231
10/95                              $13,096                        $13,041                  $13,088
4/96                               $14,898                        $14,748                  $14,983
10/96                              $16,250                        $15,253                  $16,619
4/97                               $18,641                        $15,785                  $18,258
10/97                              $21,466                        $19,178                  $20,801
4/98                               $26,293                        $22,465                  $25,536
10/98                              $26,185                        $20,456                  $26,090
4/99                               $32,026                        $26,458                  $32,936
10/99                              $32,902                        $28,592                  $33,321

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P-REGISTERED TRADEMARK- 500 INDEX, LIPPER MULTI-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

-  6

ALLEGHANY FUNDS
--------------------------------
ALLEGHANY/CHICAGO TRUST TALON FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 1999

[PHOTO]
THYRA ZERHUSEN
[PHOTO]
TERRY D. DIAMOND

Q How did Alleghany/Chicago Trust Talon Fund perform during the fiscal year ended October 31, 1999?

A The Fund produced a total return of 2.32% versus 21.07% for the Fund's benchmark, the S&P-Registered Trademark- 400 Mid-Cap Index.

Q What factors affected your performance?

A After performing strongly from November 1, 1998 through June 30, 1999, the stock market weakened considerably in the third calendar quarter in the midst of rising interest rates, a weakening U.S. dollar and the approaching uncertainty surrounding Year 2000. While the mid-cap sector benefited in the second calendar quarter from investors seeking more reasonable valuations than what were available in the large-cap area, that trend appeared to diminish or even reverse in the third calendar quarter.

   Given the stock market's negative performance in the third calendar quarter, it is clear that many stocks in the portfolio declined in value. The retail sector, for example, was particularly disappointing, as investors became concerned about the slowing economy and the impact of the Internet on traditional department stores.

Q What is your stock selection criteria, and what meaningful changes have you made to the Portfolio over the past year?

A Our investment strategy is a bottom-up approach, looking for companies that are undervalued and inefficiently priced. For example, we believe that Newbridge Networks Corp. (2.8% of net assets), a maker of telecommunications equipment, represents attractive value because of its superior technology for transmitting voice and data at very high speeds over networks. Another attractive stock is American Power Conversion Corp. (5.6%), a company that protects computer users ranging from individuals to large corporations from losing data due to power outages. Its superior product quality and low production costs have helped the company to gain market share on a consistent basis. The company also fits another important stock selection criteria in that its earnings growth rate exceeds its price/ earnings multiple.

   Outside of technology, Manpower, Inc. (5.7%), a stock we purchased in the second calendar quarter, has excellent revenue growth and is expanding internationally with a particularly strong foothold in Europe. Manpower provides outsourcing employment services for large multinational companies, and also provides consulting on local laws and customs regarding wages and working conditions. True North Communications, Inc. (5.3%), a holding company for several recently acquired advertising agencies, is another attractive stock in the portfolio. The company's margins are improving, and it is benefiting from the boom in Internet advertising.

Q What is your outlook?

A In general, we believe the recent additions to the portfolio possess the combination of characteristics that we believe position the portfolio: dedicated management, quality products or services, above-average revenue and earnings growth, better-than-average balance sheet strength and favorable industry trends. The portfolio's current price/earnings ratio is 15.5 times the next four quarters' earnings, while the earnings growth rate is about 19%. The portfolio's debt as a percentage of total capitalization is 25%, significantly below the average mid-cap stock and the S&P-Registered Trademark- 500 Index. Consequently, we believe that the Fund contains an attractively valued selection of stocks.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Other Common Stocks                    26%
Technology                             16%
Business Services                      16%
Pharmaceuticals                         8%
Retail                                  7%
Telecommunications                      6%
Cash and Other Net Assets               6%
Advertising                             5%
Electronics                             5%
U.S. Government Obligation              3%
Preferred Stock                         2%

                            ALLEGHANY/CHICAGO TRUST
                                   TALON FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       S&P 400 MID-CAP INDEX  ALLEGHANY/CHICAGO  LIPPER MID-CAP VALUE FUND
                              TRUST TALON FUND
9/94                 $10,000            $10,000                    $10,000
10/94                 $9,921            $10,250                     $9,968
4/95                 $10,551            $10,766                    $10,489
10/95                $12,025            $12,189                    $11,451
4/96                 $13,695            $14,580                    $13,174
10/96                $14,111            $15,420                    $13,733
4/97                 $15,082            $16,935                    $14,475
10/97                $18,721            $20,582                    $17,579
4/98                 $22,307            $21,320                    $19,858
10/98                $19,974            $18,413                    $16,281
4/99                 $23,738            $19,624                    $18,145
10/99                $24,180            $18,840                    $17,782

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P-REGISTERED TRADEMARK- 400 MID-CAP INDEX, LIPPER MID-CAP VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                                                                             - 7

ALLEGHANY FUNDS
------------------------------------
ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                           PATRICIA A. FALKOWSKI

Q How did Alleghany/Chicago Trust Small Cap Value Fund perform during the fiscal year ended October 31, 1999?

A Because the Fund's inception date was slightly less than one year ago, we are only able to provide return data on a year-to-date basis. Year-to-date, the Fund produced a total return of --12.32%. In comparison for the same time frame, the Russell 2000 Index and the Russell 2000 Value Index returned 2.79% and --4.92%, respectively. While small-cap value as an investment style had periods of strength during the fiscal year, it continued to lag the larger market averages such as the S&P-Registered Trademark- 500 Index, which was up 12.03% on a year-to-date basis.

Q What factors affected your performance?

A The period has been markedly difficult for financial services companies because of the rising interest rate environment. Banks, in particular, are not able to increase their lending rates as fast as they must boost rates on deposits. In addition, the interest rate environment suggests a slowdown in consumer spending, which diminishes lending demand. However, financial services companies showed some strength at the end of October as it appeared that interest rates were easing. In addition, Congress passed banking de-regulation legislation that would put an end to decades-old restrictions on banking activities.

   There were some bright spots in this environment. The portfolio's energy component, particularly exploration and production companies, have benefited from the rise in oil prices and the apparent rebound in global economies, thus boosting potential demand for energy. The hurricanes and tornadoes of the third quarter, while creating devastating losses, generated a new business climate for the insurance industry. Currently, one of our favorite holdings is A.J. Gallagher & Co. (3.5% of net assets), an insurance broker that is likely to benefit from improved pricing on property and casualty insurance policies. Another favorite is Houghton-Mifflin Co. (3.2%), a textbook publisher that is benefiting from the booming population in school-age children.

Q What is your investment process?

A We select stocks with value and growth in mind. To be considered, a stock has to be "value" priced, but we are also looking for companies with accelerating earnings potential. We look for economic and business cycles in which pricing environments may be improving.

   Typically, technology stocks do not fit within our valuation parameters and they tend to be extremely volatile. They either sell at price/earnings multiples that are much too high, or, in the case of many Internet companies, they have not yet turned a profit. However, we did increase our technology weighting during the quarter, purchasing a semiconductor company and a manufacturer of computer peripheral equipment.

Q What is your outlook?

A In this segment of the market, investors are seeking companies with predictable earnings, not just promises. For instance, our specialty chemical stocks performed well during the first half of the year when the global recovery became apparent. However, they were sold off in the third quarter because companies were not receiving the orders as anticipated.

   Because growth stock prices are still very high in relation to earnings, we believe the market will continue to have no tolerance for earnings disappointments. Because the price/earnings ratio of the Fund is defensive, at a relatively modest 18 on 1999 earnings and just 12 on 2000 earnings, we believe that our portfolio is defensive and is not as vulnerable to such disappointments.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Other Common Stocks                    30%
Finance                                21%
Oil and Gas Extraction                 11%
Industrial                              9%
Electronics                             7%
Printing and Publishing                 6%
Capital Goods                           5%
Retail                                  5%
Building and Construction               4%
Cash and Other Net Assets               2%

                            ALLEGHANY/CHICAGO TRUST
                              SMALL CAP VALUE FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        RUSSELL 2000 INDEX  ALLEGHANY/CHICAGO TRUST  LIPPER SMALL CAP VALUE INDEX
                             SMALL-CAP VALUE FUND
Nov-98             $10,000                  $10,000                       $10,000
Jan-99             $11,324                   $9,944                       $10,458
Apr-99             $11,517                   $9,854                       $10,499
Jul-99             $11,878                   $9,975                       $11,247
Oct-99             $11,487                   $9,193                       $10,223

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX, LIPPER SMALL-CAP VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

-  8

ALLEGHANY FUNDS
--------------------------------
ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                                B. ANTHONY WEBER

Q How did Alleghany/Veredus Aggressive Growth Fund perform during the fiscal year ended October 31, 1999?

A The Fund produced a total return of 92.92%. In comparison, the benchmark
   Russell 2000 Index returned 14.87% while our peer group, the Lipper Mid-Cap Growth Index, produced a return of 55.15%.

Q What factors affected the Fund's performance?

A The main reason the Fund outperformed its benchmark and peer group was our emphasis on technology, particularly what we call "Internet-enabling" companies. These companies are businesses that can expand the bandwidth of the Internet's infrastructure. Current modem capacity is wholly inadequate to tap the unlimited potential of the Internet. As a result, we have been focusing on fiber-optic components companies such as JDS Uniphase Corp. (5.2% of net assets), Powerwave Technologies, Inc. (2.7%), TranSwitch Corp. (1.7%), and E-Tek Dynamics, Inc. (2.0%) that are enabling that bandwidth to be expanded. Such Internet enabling firms can do well, although e-commerce companies themselves have been extremely volatile during the period.

   Another strong area for the Fund was in specialty health care companies such as Arthrocare Corp. (1.3%), an orthopedic device company, and CYTYC Corp. (2.3%), which has developed a test for cervical cancer that is gaining popularity with doctors across the country. Although large capitalization health care companies have had a difficult time in 1999 because of concerns about Medicare expansion, niche companies have done well. In general, we try to find companies with large market shares and high barriers to entry.

   In a period of rising interest rates, consumer stocks typically come under pressure, and this year was no exception. Consequently, retailers such as Ames Department Stores, Inc., Gadzooks, Inc. and Genesco, Inc. performed poorly for us.

Q What percentage of the portfolio is invested in technology?

A Close to 50% at October 31, but that includes several unrelated segments including semiconductors, semiconductor equipment companies, software, fiber optics components companies, cable-related and another in miscellaneous technology. We believe that the Internet is going to change the way we do business in this country, and we have only begun to scratch the surface. Recently, Cisco Systems, one of the world's best managed companies, indicated that it saved $250 million in 1998 because of efficiencies achieved through its e-commerce activities. That tells you that the Internet is a very disinflationary force.

Q What is your outlook?

A Despite a drop in the overall market at the end of the Fund's fiscal year, we are pleased with the portfolio's performance. Typically, small-cap growth stocks lead the market up as well as down. That was certainly true during 1996-1998, when small-cap growth had some false starts but suffered very large corrections when the overall market turned down. In contrast, our portfolio reached new highs despite a 10% correction in the S&P-Registered Trademark- 500 Index late in the summer. We remain optimistic about the portfolio as long as the Federal Reserve refrains from aggressively raising short-term interest rates over the next several months.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Technology                             21%
Electronics                            19%
Retail                                 15%
Computer Software                      10%
Communications Equipment                9%
Medical Technologies                    7%
Other Common Stocks                     7%
Telecommunications                      5%
Cash and Other Net Assets               4%
Automotive                              3%

                               ALLEGHANY/VEREDUS
                             AGGRESSIVE GROWTH FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             RUSSELL 2000 INDEX    ALLEGHANY/VEREDUS     LIPPER MID-CAP
                                 AGGRESSIVE GROWTH FUND   GROWTH INDEX
     Jun-98             $10,000                 $10,000         $10,000
     Jul-98              $9,190                  $9,190          $9,334
     Oct-98              $8,311                  $8,620          $8,383
     Jan-99              $9,411                 $11,090         $10,689
     Apr-99              $9,571                 $12,710         $10,994
     Jul-99              $9,871                 $14,310         $11,669
     Oct-99              $9,547                 $16,630         $13,005

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX, LIPPER MID-CAP GROWTH INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                                                                             - 9

ALLEGHANY FUNDS
------------------------------------
ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                                     JAMES SMITH

Q How did the Fund perform during the fiscal year ended October 31, 1999?

A Alleghany/Blairlogie International Developed Fund, Class N and Class I, returned 16.66% and 17.12%, respectively. In comparison, the MSCI EAFE Index, the Fund's benchmark, rose 23.03%. The underperformance was primarily due to the portfolio's heavy weighting in poorly performing European markets.

   As of October 31, 1999, about 66.40% of the portfolio was invested in Continental Europe, versus 65.64% for the EAFE Index. The portfolio's major overweights within Continental Europe include France, Germany, Norway and Switzerland as well as the peripheral markets of Ireland and Portugal. While France and Norway have performed well, Germany and Switzerland have lagged. However, we believe that these markets will begin to benefit as Europe's economic growth accelerates.

   The peripheral markets such as Ireland and Portugal have been strong in terms of economic growth and have made large gains from falling interest rates in Europe as it headed towards the Euro last year. However, Portugal's stock market, for instance, was negatively associated with Brazil's currency devaluation. In addition, emerging market fund managers sold their holdings in Portugal when the country joined the MSCI EAFE Index and was elevated to developed country status. Yet, we expect gross domestic product growth in Portugal to be 3% over the next 12 months, while we anticipate corporate profits may advance by 10%.

Q Where were the bright spots for the portfolio?

A The big gainer was the Japanese stock market, much of which was explained by the strengthening yen. However, the Japanese authorities are becoming quite concerned about the rapid appreciation of the yen and have recently tried to intervene to curb the yen's strength to prevent it from damaging the export sector. In recent months, the portfolio's holdings increased from 21% to 24% in Japan, making us slightly overweighted compared to MSCI EAFE. However, we are concerned that the market may have gotten ahead of itself and are looking to take some profits and trim our Japanese exposure.

Q Where has the portfolio been underweight?

A One major underweight was in the United Kingdom, where economic growth has been sluggish. Since the UK has underperformed the rest of Europe, our underweighting has been a positive for the portfolio.

Q What is the Fund's investment approach?

A The portfolio is highly diversified, holding between 200 and 225 stocks, and we believe that most of the value that we add comes from being in the right country, the right currencies and the right sectors. Once those parameters are established, we will tend to buy the highest quality, most liquid stocks in that category. Although the advent of Euroland was supposed to create a focus on bottom-up stock picking, the divergence in returns between countries such as France and Germany shows that the top down approach is still valid.

Q What is your outlook?

A We believe the international developed markets look quite attractive as the year comes to an end. Although Europe's stock markets have lagged recently, partly because investors have shifted their attention to Asia, we believe that economic growth prospects in Europe are good while Asia has stabilized.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
All Other Common Stocks                32%
Finance                                21%
Telecommunications                      9%
Electronics                             6%
Medical Supplies                        6%
Food and Beverage                       6%
Utility                                 5%
Oil and Gas Extraction                  5%
Cash and Cash Equivilants               5%
Foreign Index Securities                4%
Preferred Stock                         1%

                              ALLEGHANY/BLAIRLOGIE
                     INTERNATIONAL DEVELOPED FUND--CLASS I
                              GROWTH OF $1,000,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        ALLEGHANY/BLAIRLOGIE    MSCI EAFE INDEX  LIPPER INTERNATIONAL
       INTERNATIONAL DEVELOPED                        FUND INDEX
         FUND CLASS I SHARES
6/93                $1,000,000       $1,000,000            $1,000,000
10/93               $1,074,047       $1,082,035            $1,127,417
4/94                $1,152,572       $1,142,259            $1,209,665
10/94               $1,199,764       $1,191,257            $1,257,133
4/95                $1,214,386       $1,206,077            $1,195,467
10/95               $1,245,267       $1,186,828            $1,251,259
4/96                $1,423,743       $1,343,626            $1,402,596
10/96               $1,373,453       $1,311,105            $1,409,239
4/97                $1,406,182       $1,331,686            $1,532,211
10/97               $1,424,994       $1,371,801            $1,597,597
4/98                $1,729,755       $1,583,573            $1,861,645
10/98               $1,628,811       $1,504,115            $1,671,815
4/99                $1,807,999       $1,733,935            $1,906,711
10/99               $1,907,653       $1,850,568            $2,057,129

THIS CHART COMPARES A $1,000,000 INVESTMENT MADE IN CLASS I SHARES OF THE FUND ON ITS INCEPTION DATE TO $1,000,000 INVESTMENTS MADE IN THE INDICES (MSCI EAFE INDEX, LIPPER INTERNATIONAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

-  10

ALLEGHANY FUNDS
--------------------------------
ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                                     JAMES SMITH

Q How did Alleghany/Blairlogie Emerging Markets Fund perform during the fiscal year ended October 31, 1999?

A For much of 1999, emerging markets performed extremely well, but investors began taking profits in the summer. In addition, the Federal Reserve raised short-term interest rates in June and August, which adversely affected world economies reliant on liquidity. For the 12-month period ended October 31, 1999, Alleghany/ Blairlogie Emerging Markets Fund, Class N and Class I, produced total returns of 32.68% and 33.07%, respectively. In comparison, the MSCI Emerging Markets Free Index, the Fund's benchmark, returned 44.63%.

Q How has your investment style performed in the current market?

A We take a top-down investment approach, analyzing the fundamentals of the country before investing in a specific stock. Because of the tremendous volatility in emerging markets, we tend to buy the largest, most proven stocks within that market. However, markets do not always respond to improving economic fundamentals, such as in Latin America, where the Fund was overweighted. Although our investments in Mexico performed well, as that country benefits from its trade relationship with the U.S., some of the smaller Latin American markets struggled. Even with the sharp rebound in oil prices, markets in Venezuela and Chile performed poorly. Both markets are now selling at substantial discounts to the average emerging market.

Q Where have been some recent areas of strong performance?

A Despite a devastating earthquake, Turkey's stock market performed well during the fiscal year, significantly benefiting the Fund. Investors looked past this catastrophic event and toward the positive economic developments in the country, including lower interest rates, the prospect of lower inflation and government reforms. Greece proved to be another strong market with the prospect of joining the European Monetary Union and the government's effort to qualify in part by lowering interest rates.

Q Describe the Asian role in emerging market performance.

A In general, Asian markets rebounded strongly after 1998's Asian-contagion. A strengthening Japanese yen has helped Asian exports, but the countries remain volatile. For instance, Malaysia, which was taken out of the emerging markets index when the government imposed capital controls, fell and then rebounded sharply once those controls were loosened and MSCI announced that it planned to reintroduce it to the index. We began to invest in Malaysia in anticipation of MSCI's actions as well as the country's favorable economic and stock market fundamentals. However, we are concerned about some of the better performing Asian markets, not only because stocks have rebounded so sharply but because last year's reductions in interest rates have bottomed, suggesting that most of the good news may be behind us.

Q What is your outlook for the remainder of the year and the coming millennium?

A We continue to focus on Latin America, a market that has been out of favor in 1999 as investors rushed to invest in Asian emerging markets. In particular, Mexico appears attractive, primarily due to its trade connection with the U.S., as does Venezuela, which is benefiting from rebounding oil prices. In addition, we believe that Chile is one of the best-run economies in the region, with corporate profits growing about 20% per year. As a result, we believe that the value has resurfaced in Latin America, and that the region's economic troubles are largely behind it.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
All Other Common Stocks                21%
Utility                                16%
Finance                                14%
Cash and Cash Equivalents              12%
Preferred Stocks                        8%
Electronics                             7%
Food and Beverages                      6%
Metals and Mining                       6%
Telecommunications                      5%
Building and Construction               4%
Corporate Bonds                         1%

                              ALLEGHANY/BLAIRLOGIE
                         EMERGING MARKETS FUND--CLASS I
                              GROWTH OF $1,000,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       ALLEGHANY/BLAIRLOGIE  MSCI EMERGING
         EMERGING MARKETS    MARKETS FREE
       FUND CLASS I SHARES       INDEX
6/93             $1,000,000     $1,000,000
10/93            $1,255,222     $1,294,605
4/94             $1,451,778     $1,404,253
10/94            $1,711,690     $1,674,685
4/95             $1,230,100     $1,336,756
10/95            $1,237,065     $1,349,324
4/96             $1,390,904     $1,528,995
10/96            $1,286,283     $1,436,827
4/97             $1,422,569     $1,594,613
10/97            $1,246,546     $1,314,946
4/98             $1,371,644     $1,362,837
10/98              $902,252       $907,486
4/99             $1,160,550     $1,223,940
10/99            $1,200,607     $1,312,393

THIS CHART COMPARES A $1,000,000 INVESTMENT MADE IN CLASS I SHARES OF THE FUND ON ITS INCEPTION DATE AND A $1,000,000 INVESTMENT MADE IN THE INDEX (MSCI EMERGING MARKETS FREE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                                                                            - 11

ALLEGHANY FUNDS
------------------------------------
ALLEGHANY/MONTAG & CALDWELL BALANCED FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                        RONALD E. CANAKARIS, CFA

Q How did the Fund perform during the fiscal year, ended October 31, 1999?

A Alleghany/Montag & Caldwell Balanced Fund Class N showed an increase of 17.83% for the 12 months ended October 31, 1999, and Class I showed an increase of 6.98% for the 10 months ended October 31, 1999. For the 12 months ended October 31, 1999, the Fund's blended Benchmark (60% S&P-Registered Trademark-500 Index/40% Lehman Brothers Government Corporate Index) recorded a return of 14.64%. The Fund outperformed its benchmark index during the quarter because both its bonds and stocks performed better than their comparative indices.

Q What factors influenced the Fund's strong performance?

A While the majority of stocks prices have been down since the end of March 1999, the large-cap segment of the stock market as measured by the S&P-Registered Trademark- 500 Index has essentially fluctuated in a trading range over the past six months. This trading range is a result of better than expected corporate profits sending the market higher counterbalanced by increasing interest rates reversing any market gains. Until it is evident to investors that the Federal Reserve (the "Fed") has succeeded in slowing the economy to a sustainable and more moderate rate of growth with continued low inflation, it is likely that this trading range will persist.

Q What is your outlook for the near-term and into the millennium?

A In this environment, we continue to favor consumer global growth companies, well-positioned pharmaceutical and medical device companies and high-quality, high-growth technology enterprises that have staying power. We believe the Fed will be successful in its efforts to control inflation and that the stock market will eventually exit the current period of consolidation and move to higher levels. Meanwhile, we are maintaining some cash reserves and will use them to take advantage of attractive buying opportunities as they present themselves.

   As we head into the new millennium, we anticipate a significant pick-up in earnings growth for several of the Fund's consumer global growth company holdings that remained weak in the third quarter. Research-driven pharmaceutical and medical device companies should perform better in the period ahead because they offer an attractive combination of value and double-digit earnings growth prospects. Selected technology holdings remain attractive as global industry conditions improve and the build-out of the Internet further stimulates product demand.

   While we believe the yield on the 30-year Treasury bond will continue to be around 6.00% over the near term, we believe that interest rates will trend lower over the longer term. Accordingly, we anticipate taking advantage of any peaks in interest rates to extend the Fund's duration, which is currently slightly longer than its benchmark index. With the Fed having acted twice during 1999 to raise short-term interest rates and the bond market doing part of the Fed's job by raising long-term rates, we anticipate slower domestic growth in 2000. This, in combination with low rates of inflation, should allow interest rates to drift lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


PORTFOLIO ALLOCATION BY MARKET SECTOR
Common Stocks                           62%
U.S. Government and Agency Obligations  22%
Corporate Notes and Bonds               11%
Cash and Other Net Assets                3%
Asset-Backed Securities                  2%

                          ALLEGHANY/MONTAG & CALDWELL
                             BALANCED FUND--CLASS N
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       40% LEHMAN BROTHERS AGGREGATE  LIPPER BALANCED   40% LEHMAN BROTHERS GOVERNMENT    ALLEGHANY/MONTAG & CALDWELL
       BOND INDEX/60% S&P 500 INDEX     FUND INDEX     CORPORATE INDEX/60% S&P 500 INDEX  BALANCED FUND CLASS N SHARES
11/94                        $10,000          $10,000                            $10,000                       $10,000
4/95                         $10,891          $10,652                            $10,909                       $10,817
10/95                        $12,539          $11,759                            $12,229                       $12,375
4/96                         $13,141          $12,674                            $13,228                       $13,446
10/96                        $14,881          $13,462                            $14,238                       $14,895
4/97                         $15,498          $14,397                            $15,561                       $16,071
10/97                        $17,894          $16,168                            $17,469                       $18,509
4/98                         $21,919          $18,153                            $20,055                       $20,979
10/98                        $21,830          $17,887                            $20,519                       $21,185
4/99                         $24,769          $20,173                            $23,209                       $24,292
10/99                        $25,159          $20,132                            $23,537                       $24,962

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (40% LEHMAN BROTHERS AGGREGATE BOND INDEX/60% S&P-REGISTERED TRADEMARK- 500 INDEX, 40% LEHMAN BROTHERS GOVERNMENT BOND INDEX/60% S&P-REGISTERED TRADEMARK- 500 INDEX, LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

THE BENCHMARK FOR ALLEGHANY/MONTAG & CALDWELL BALANCED FUND CHANGED FROM LEHMAN BROTHERS AGGREGATE BOND INDEX/S&P-REGISTERED TRADEMARK- 500 INDEX TO LEHMAN BROTHERS GOVERNMENT CORPORATE INDEX/ S&P-REGISTERED TRADEMARK-500 INDEX. THIS CHANGE WAS MADE BECAUSE THE FUND INVESTS PRIMARILY IN U.S. GOVERNMENT SECURITIES AND THIS PROVIDES A BETTER COMPARISON.

-  12

ALLEGHANY FUNDS
--------------------------------
ALLEGHANY/CHICAGO TRUST BALANCED FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 1999

[PHOTO]
BERNARD F. MYSKKOWSI, CFA
[PHOTO]
THOMAS J. MARTHALER, CFA

Q How did Alleghany/Chicago Trust Balanced Fund perform during the fiscal year ended October 31, 1999?

A Despite rocky markets during 1999, the Fund's emphasis on stable asset allocation and prudent security selection produced a return of 17.26%, besting its peers in the Lipper Balanced Fund Index which returned 12.56% for the same period. Strong domestic growth, wage pressure concerns, two Federal Reserve short-term interest rate increases, and uncertainty about Year 2000, resulted in a very volatile stock and bond market for the much of the fiscal year. The push earlier in 1999 towards more value-oriented small-cap stocks fell out of favor as investors sought the stability of the larger well-known names.

Q To what do you attribute this strong performance?

A For much of the year, our equity focus has been on consumer growth, pharmaceutical and medical device companies, as well as the high-growth technology enterprises that we believe have the potential to show strong earnings growth despite the volatile market. As the Internet continues its exponential growth, we see opportunities arising in areas of Internet support and connectivity companies. Medical device and research-driven pharmaceutical companies are also on our radar screen as we move into 2000.

   Overweights in corporate and mortgage securities, which have outperformed U.S. Treasury bonds for much of the year, has also benefited the portfolio. These issues can offer substantially higher yields than Treasury bonds. Corporate bonds and mortgage-backed securities tend to perform better than Treasury bonds in a stable or improving economic climate.

Q What is your outlook for the remainder of 1999 and the early part of 2000?

A We believe a 60% equity and 40% fixed income asset allocation will provide investors with attractive returns in the current market environment. We are optimistic about the equity markets. Companies in the S&P-Registered Trademark- 500 Index will likely continue to post attractive earnings, offering positive news. In light of these expectations, we believe the equity portion of the Fund is structured to carry us into the next century.

   We expect the bellwether 30-year Treasury bond yield to hover around 6.00% over the near term. The Federal Reserve raised short-term interest rates twice in the past fiscal year. An additional rate increase in November erased the liquidity boost that was given to the market in 1998. Although the bond market has been volatile in 1999, we believe that bonds offer attractive values at current yields and investors can receive a significant premium over the rate of inflation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Common Stocks                           57%
U.S. Government and Agency Obligations  20%
Corporate Notes and Bonds               13%
Cash and Other Net Assets                7%
Asset-Backed Securities                  1%
Yankee Bonds                             1%
Non-Agency/CMO Mortgage Securities       1%

                            ALLEGHANY/CHICAGO TRUST
                                 BALANCED FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       40% LEHMAN BROTHERS AGGREGATE  LIPPER BALANCED   ALLEGHANY/CHICAGO
       BOND INDEX/60% S&P 500 INDEX     FUND INDEX     TRUST BALANCED FUND
9/95                         $10,000          $10,000              $10,000
4/96                         $10,817          $10,751              $10,893
10/96                        $11,625          $11,420              $11,847
4/97                         $12,708          $12,213              $12,720
10/97                        $14,237          $13,715              $14,229
4/98                         $17,439          $15,399              $16,362
10/98                        $17,368          $15,511              $16,862
4/99                         $19,706          $17,494              $19,659
10/99                        $20,016          $17,458              $19,772

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (40% LEHMAN BROTHERS AGGREGATE BOND INDEX/60% S&P-REGISTERED TRADEMARK- 500 INDEX, LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                                                                            - 13

ALLEGHANY FUNDS
------------------------------------
ALLEGHANY/CHICAGO TRUST BOND FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                        THOMAS J. MARTHALER, CFA

Q How did Alleghany/Chicago Trust Bond Fund perform during the fiscal year ended
   October 31, 1999?

A For the past 12 months, the Fund's total return was 1.02%. In comparison, the Lehman Brothers Aggregate Bond Index posted a return of 0.53% for the same time period while the Fund's peer group, the Lipper Intermediate Investment Grade Index, produced a total return of 0.29%.

Q To what do you attribute the outperformance during the fiscal year?

A The Fund benefited from having a slightly shorter duration than the benchmark, which is advantageous in a rising interest rate environment. Since bond prices move inversely to changes in interest rates, a shorter duration means that the portfolio is less sensitive to rising interest rates.

   In addition, the portfolio has benefited from an overweighting in corporate and mortgage securities, which have outperformed U.S. Treasury bonds for much of the fiscal year. Corporates and mortgages offer substantially higher returns than Treasury bonds. Corporate bonds tend to perform better than U.S. Treasury bonds in a stable or improving economic climate. In recent months, which were characterized by mixed signals in the economy, higher quality bonds such as Motorola, Inc. (1.3% of net assets) and Prudential Insurance Co. of America (1.2%) performed well, while lower quality bonds such as Kmart Corp. (1.6%) performed better earlier in 1999 when the economy was accelerating.

Q What other influences affected the Fund's performance?

A The corporate market was expecting a major increase in issuance during September in preparation for Year 2000 as companies attempted to get their financing needs completed before year end. However, issuance was lower than expected, perhaps because of higher borrowing costs. Mortgages have done well in a rising interest rate environment because the risk that borrowers will prepay has diminished.

   During the fiscal year, the portfolio's allocation to corporate bonds and U.S. Treasury bonds increased while mortgages were decreased.

Q What is your outlook?

A We are keenly following the Federal Reserve, which raised short-term interest rates twice during the fiscal year to 5.25% in an attempt to slow the economy and reduce inflationary pressures. One further increase in November erased the liquidity boost that was given to the market in 1998 at the height of the Asian economic crisis when the Federal Reserve reduced short-term rates three times to 4.75%. We anticipate yields on the 30-year U.S. Treasury bond to move in a trading range between 5.75% and 6.25% for the next several months.

   Although the bond market was volatile over the last fiscal year, we believe that bonds offer attractive values at current yields. With U.S. Treasury bonds offering 6% and high quality corporate bonds and mortgages offering as much as 7 to 7.5% yields, investors are receiving a significant premium over the rate of inflation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
U.S. Government and Agency Obligations  54%
Corporate Notes and Bonds               32%
Cash and Other Net Assets                5%
Yankee Bonds                             4%
Non-Agency/CMO Mortgage Securities       3%
Asset-Backed Securities                  2%

                            ALLEGHANY/CHICAGO TRUST
                                   BOND FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         LEHMAN BROTHERS      LIPPER INTERMEDIATE    ALLEGHANY/CHICAGO
       AGGREGATE BOND INDEX  INVESTMENT GRADE INDEX   TRUST BOND FUND
12/93               $10,000                 $10,000            $10,000
4/94                 $9,507                  $9,524             $9,682
10/94                $9,535                  $9,537             $9,677
4/95                $10,203                 $10,121            $10,307
10/95               $11,026                 $10,885            $11,117
4/96                $11,085                 $10,930            $11,169
10/96               $11,671                 $11,465            $11,758
4/97                $11,870                 $11,641            $11,972
10/97               $12,709                 $12,388            $12,797
4/98                $13,164                 $12,771            $13,211
10/98               $13,895                 $13,378            $13,778
4/99                $13,990                 $13,493            $13,985
10/99               $13,969                 $13,416            $13,919

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDICES (LIPPER INTERMEDIATE INVESTMENT GRADE INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

         LEHMAN BROTHERS AGGREGATE BOND INDEX
                        RETURNS
                  10/31/98 - 10/31/99
-------------------------------------------------------
U.S. Government..............................    -1.21%
Corporate....................................     0.61%
High Yield...................................     4.34%
Mortgage-Backed..............................     2.99%
Asset-Backed.................................     2.94%
Emerging Markets.............................    21.89%

-  14

ALLEGHANY FUNDS
--------------------------------
ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                           LOIS A. PASQUALE, CFA

Q How did Alleghany/Chicago Trust Municipal Bond Fund perform during the fiscal year ended October 31, 1999?

A Alleghany/Chicago Trust Municipal Bond Fund's total return was -1.77%. In comparison, the Lehman Five-Year General Obligation Index, the Fund's unmanaged benchmark, produced returns of 1.09% while the Fund's peer group, the Lipper Intermediate Municipal Fund Index, produced a total return of -1.23%.

   On the plus side, the Fund's 12-month dividend yield continues to be strong. Currently, municipal bonds are yielding up to 90% of comparable taxable U.S. Treasury bonds, which is relatively attractive on a historical basis.

Q What factors affected your performance?

A The interest rate environment continues to be unfavorable for bonds. When interest rates rise, bond prices fall, a situation that has dominated throughout the year. The municipal market experienced further deterioration as many individual municipal bond prices fell to discounts (less than par, $1000/bond). For buyers of market discount bonds, the difference between par and the discount is taxable at ordinary tax rates. To offset this additional expense, and because this tax liability makes market discount municipal bonds less attractive, their prices move lower than one would initially expect to afford additional yield to attract buyers.

   Over the fiscal year, we had been extending the Fund's duration to match our Lipper peer group. That has been a disadvantage in a rising interest rate environment, since a longer duration portfolio is more sensitive to changes in interest rates. To some extent, we have compensated by holding a larger than average percentage in cash equivalents.

   With yields on 10-year AA general obligation bonds exceeding 5%, municipal bonds are attractive, particularly for high-income taxpayers. However, a major player in the municipal market, the property and casualty insurance industry, has sustained poor earnings. Therefore, these insurance companies have not been as active in the market, reducing demand particularly in the area of the market that we have emphasized - the 8- to 12-year maturity sector.

   While demand is down, so is supply. In a rising interest rate environment, issuers are reluctant to borrow. With the economy strong and state government budgets in surplus, they do not need to issue debt. As a result, a light supply of bonds keeps municipal bond prices firmer than they otherwise would be.

Q What is your current strategy?

A With the sharp increase in interest rates in the past year, we are paying particular attention to ensure that the portfolio has good call protection. Almost all of the securities are either noncallable or possess a 10-year call feature.

   In addition, the portfolio's credit quality is very high at AA1, the second highest rating given by Moody's Investor Service. Many of the bonds that are insured to AAA even have underlying A ratings. In this environment, we do not believe that lower-rated bonds offer sufficient extra yield to compensate for the additional credit risk.

Q What is your outlook?

A We believe the portfolio's duration, structure, credit quality and sector diversification is appropriate given current market conditions. Therefore, our strategy is to hold steady with our current portfolio and to maintain extra liquidity.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY QUALITY RATING
Aaa                                     43%
Aa                                      44%
A                                        7%
Baa                                      2%
Not Rated                                4%

                            ALLEGHANY/CHICAGO TRUST
                              MUNICIPAL BOND FUND
                               GROWTH OF $10,000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       LEHMAN BROTHERS FIVE-YEAR      ALLEGHANY/CHICAGO       LIPPER INTERMEDIATE
       GENERAL OBLIGATIONS INDEX  TRUST MUNICIPAL BOND FUND  MUNICIPAL FUNDS INDEX
12/93                    $10,000                    $10,000                $10,000
4/94                      $9,782                     $9,803                 $9,810
10/94                     $9,838                     $9,808                 $9,808
4/95                     $10,288                    $10,218                $10,316
10/95                    $10,855                    $10,719                $10,880
4/96                     $11,025                    $10,811                $10,987
10/96                    $11,368                    $11,103                $11,369
4/97                     $11,548                    $11,201                $11,564
10/97                    $12,107                    $11,673                $12,155
4/98                     $12,339                    $11,871                $12,419
10/98                    $12,897                    $12,393                $12,983
4/99                     $13,144                    $12,561                $13,162
10/99                    $13,040                    $12,173                $12,823

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATIONS INDEX, LIPPER INTERMEDIATE MUNICIPAL FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                                                                            - 15

ALLEGHANY FUNDS
------------------------------------
ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 1999

                                                                         [PHOTO]
                                                         FRED H. SENFT, JR., CFA

Q How did Alleghany/Chicago Trust Money Market Fund perform during the fiscal year ended October 31, 1999?

A The Fund generated a 4.76% annual yield for the year, slightly outperforming its benchmark, IBC Donoghue's First Tier Index, which yielded 4.41%.

Q What factors contributed to the Fund's performance?

A First, we maintained a relatively short average maturity, which allowed us to quickly reinvest when short-term interest rates rose, which occurred three times this fiscal year. The Federal Reserve, after lowering interest rates a total of .75% in 1998 to stimulate the U.S. economy, stayed on the sidelines while the Asian economy recovered. It was not until June 30, 1999 that the Fed began increasing short-term interest rates and completely reversed the decreases of 1998 in an effort to stave off inflation.

   Second, the Fund invests primarily in commercial paper issued by blue-chip corporations such as American Express Credit Corp. (4.5% of net assets), Ford Motor Credit Corp. (5.2%), and General Electric Capital Corp. (4.8%). Commercial paper generally offers about a quarter percent more in yield compared with Treasury bills.

   Third, our strategy was to use split-rated securities, securities in which one credit rating agency assigns the issuer its highest short-term debt rate while other rating agencies assign their second highest rating. While we believe that the credit risk is minimal, we pick up another 0.17 percentage points in yield by doing so. In order to qualify for top-tier status, two of the four national credit rating services must rank a security at their highest level.

Q Besides commercial paper, what other securities are in the Fund?

A We have Time Deposits, Funding Agreements, Bank Certificates of Deposit and
   Repurchase Agreements.

Q How would you assess the Fund's credit quality?

A We are very confident that the securities that we select pose minimal credit risk. The portfolio draws from an internal list of approved short-term issuers from which we purchase securities. Each issuer is thoroughly researched and analyzed by our experienced investment professionals before being placed on the approved list. In addition, the portfolio is highly diversified representing a broad range of financial and industrial companies.

Q What is your current outlook?

A At the fiscal year end, investors were concerned that the Fed would continue to raise short-term interest rates. Although stock and bond markets are generally adversely affected by rising interest rates, our portfolio is able to take advantage of rising interest rates by quickly reinvesting in securities offering these new higher yields if the Fed were to continue the pattern of increasing short-term rates to battle inflationary pressures.

   As the end of the year approaches, the much-anticipated Year 2000 computer transition from 1999 to 2000 will take place. While we do not expect the transition to be a major problem, we are managing the Fund for maximum liquidity as the year draws to a close.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION BY MARKET SECTOR
Commercial Paper                        85    %
Certificate of Deposits                  8    %
GIC Within Funding Agreement             3    %
U.S. Government Obligations              3    %
Cash and Other Net Assets                1    %

-  16

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                         OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                           MARKET
SHARES                                                     VALUE
------                                                     -----
COMMON STOCKS - 94.50%
             COMPUTER SOFTWARE - 3.58%
  2,241,600  Oracle Corp.*...........................  $  106,686,150
                                                       --------------
             CONSUMER NON-DURABLES - 15.20%
  1,300,000  Bestfoods...............................      76,375,000
  3,223,000  Gillette Co.............................     116,632,312
  1,400,000  Interpublic Group of Companies, Inc.....      56,875,000
  1,484,300  Newell Rubbermaid, Inc..................      51,393,888
  1,450,000  Procter & Gamble Co.....................     152,068,750
                                                       --------------
                                                          453,344,950
                                                       --------------
             ELECTRICAL - 3.64%
    800,000  General Electric Co.....................     108,450,000
                                                       --------------
             ENTERTAINMENT AND LEISURE - 2.12%
    867,200  Carnival Corp...........................      38,590,400
    933,500  The Walt Disney Co.*....................      24,621,062
                                                       --------------
                                                           63,211,462
                                                       --------------
             FINANCE - 8.40%
    591,900  American Express Co.....................      91,152,600
    875,000  American International Group, Inc.......      90,070,313
  1,450,000  Wells Fargo Co..........................      69,418,750
                                                       --------------
                                                          250,641,663
                                                       --------------
             FOOD AND BEVERAGE - 4.55%
  2,300,000  Coca-Cola Co............................     135,700,000
                                                       --------------
             HEALTH CARE SERVICES - 9.16%
  1,250,000  Johnson & Johnson.......................     130,937,500
  3,600,000  Pfizer, Inc.............................     142,200,000
                                                       --------------
                                                          273,137,500
                                                       --------------
             LODGING - 1.92%
  1,700,000  Marriott International, Inc.,
               Class A...............................      57,268,750
                                                       --------------
             MEDICAL SUPPLIES - 4.91%
  3,068,300  Boston Scientific Corp.*................      61,749,537
  2,448,400  Medtronic, Inc..........................      84,775,850
                                                       --------------
                                                          146,525,387
                                                       --------------
             PHARMACEUTICALS - 4.12%
  1,600,000  Bristol-Myers Squibb Co.................     122,900,000
                                                       --------------
             RESTAURANTS - 3.87%
  2,800,000  McDonald's Corp.........................     115,500,000
                                                       --------------
                                                           MARKET
SHARES                                                     VALUE
------                                                     -----
             RETAIL - 8.07%
    868,800  Costco Wholesale Corp.*.................  $   69,748,350
  1,350,900  Gap, Inc................................      50,152,162
  1,600,000  Home Depot, Inc.........................     120,800,000
                                                       --------------
                                                          240,700,512
                                                       --------------
             TECHNOLOGY - 18.20%
    900,000  Electronic Arts, Inc.*..................      72,703,125
  1,750,000  Electronic Data Systems Corp............     102,375,000
    858,700  EMC Corp.*..............................      62,685,100
  1,104,500  Hewlett-Packard Co......................      81,802,031
  1,005,700  Intel Corp..............................      77,847,466
    918,800  Microsoft Corp.*........................      85,046,425
    801,000  Solectron Corp.*........................      60,275,250
                                                       --------------
                                                          542,734,397
                                                       --------------
             TELECOMMUNICATIONS - 6.76%
  1,613,300  MCI WorldCom, Inc.*.....................     138,390,891
  1,000,000  Tellabs, Inc.*..........................      63,218,750
                                                       --------------
                                                          201,609,641
                                                       --------------
             TOTAL COMMON STOCKS.....................   2,818,410,412
                                                       --------------
                (Cost $2,145,907,426)

INVESTMENT COMPANIES - 4.09%
122,091,658  Bankers Trust Institutional Cash
               Management Fund.......................     122,091,658
     54,453  Bankers Trust Institutional Treasury
               Money Fund............................          54,453
                                                       --------------
             TOTAL INVESTMENT COMPANIES..............     122,146,111
                                                       --------------
                (Cost $122,146,111)
TOTAL INVESTMENTS - 98.59%...........................   2,940,556,523
                                                       --------------
   (Cost $2,268,053,537)**
NET OTHER ASSETS AND LIABILITIES - 1.41%.............      41,912,054
                                                       --------------
NET ASSETS - 100.00%.................................  $2,982,468,577
                                                       ==============

-----------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $2,268,053,537.


     Gross unrealized appreciation..........  $757,875,044
     Gross unrealized depreciation..........   (85,372,058)
                                              ------------
     Net unrealized appreciation............  $672,502,986
                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 17

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                    OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
COMMON STOCKS - 92.10%
             ADVERTISING - 2.78%
    154,737  Omnicom Group, Inc......................  $ 13,616,856
                                                       ------------
             BUSINESS SERVICES - 3.39%
    421,768  Paychex, Inc............................    16,620,295
                                                       ------------
             CAPITAL GOODS - 4.16%
    247,000  Pitney Bowes, Inc.......................    11,253,938
    228,674  Tyco International Ltd..................     9,132,668
                                                       ------------
                                                         20,386,606
                                                       ------------
             CHEMICALS - 1.86%
    194,527  Praxair, Inc............................     9,094,137
                                                       ------------
             COMMERCIAL SERVICE - 2.03%
    294,147  Ecolab, Inc.............................     9,945,845
                                                       ------------
             CONSUMER DURABLES - 7.60%
    213,095  Harley-Davidson, Inc....................    12,639,197
    198,948  Illinois Tool Works, Inc................    14,572,941
    165,316  Johnson Controls, Inc...................    10,042,947
                                                       ------------
                                                         37,255,085
                                                       ------------
             CONSUMER NON-DURABLES - 6.29%
    222,822  Cintas Corp.............................    13,418,062
    221,142  Newell Rubbermaid, Inc..................     7,657,042
     92,842  Procter & Gamble Co.....................     9,736,805
                                                       ------------
                                                         30,811,909
                                                       ------------
             ELECTRICAL - 2.95%
    106,813  General Electric Co.....................    14,479,837
                                                       ------------
             ENTERTAINMENT AND LEISURE - 2.01%
    222,000  Carnival Corp...........................     9,879,000
                                                       ------------
             FINANCE - 12.80%
    203,368  AFLAC Inc...............................    10,397,189
    139,221  American International Group, Inc.......    14,331,062
    235,200  Associates First Capital Corp.,
               Class A...............................     8,584,800
    245,811  Federal Home Loan Mortgage Corp.........    13,289,157
    272,276  MBNA Corp...............................     7,521,625
    221,054  Schwab (Charles) Corp...................     8,607,290
                                                       ------------
                                                         62,731,123
                                                       ------------
             FOOD AND BEVERAGE - 4.01%
    511,073  Sysco Corp..............................    19,644,368
                                                       ------------
             HEALTH CARE SERVICES - 4.02%
    229,895  Cardinal Health, Inc....................     9,914,222
    248,287  Pfizer, Inc.............................     9,807,337
                                                       ------------
                                                         19,721,559
                                                       ------------
             MEDICAL SUPPLIES - 2.11%
    434,242  Sybron International Corp. *............    10,340,388
                                                       ------------
                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
             OIL AND GAS EXTRACTION - 1.64%
    132,601  Schlumberger Ltd........................  $  8,030,648
                                                       ------------
             PHARMACEUTICALS - 1.60%
     98,502  Merck & Co., Inc........................     7,837,065
                                                       ------------
             RETAIL - 3.97%
    114,948  Kohl's Corp. *..........................     8,599,547
    431,495  Walgreen Co.............................    10,868,280
                                                       ------------
                                                         19,467,827
                                                       ------------
             TECHNOLOGY - 22.72%
    230,603  Cisco Systems, Inc. *...................    17,071,828
    305,053  Computer Associates
               International, Inc....................    17,235,495
    163,580  Computer Sciences Corp.*................    11,235,901
    256,422  EMC Corp. *.............................    18,718,806
    114,594  Microsoft Corp. *.......................    10,607,107
    176,843  Solectron Corp. *.......................    13,307,436
    219,284  Sun Microsystems, Inc. *................    23,196,136
                                                       ------------
                                                        111,372,709
                                                       ------------
             TELECOMMUNICATIONS - 6.16%
    210,443  AES Corp. *.............................    11,876,877
    290,021  Tellabs, Inc. *.........................    18,334,765
                                                       ------------
                                                         30,211,642
                                                       ------------
             TOTAL COMMON STOCKS.....................   451,446,899
                                                       ------------
                (Cost $257,704,050)

PAR VALUE
---------
REPURCHASE AGREEMENT - 7.72%
$37,861,000  Bank One 4.900%, dated 10/31/99 to be
               repurchased on 11/01/99 at $37,876,460
               (Collateralized by U.S. Treasury Note
               5.375% due 02/15/01; Total Par
               $38,379,000)..........................    37,861,000
                                                       ------------
             TOTAL REPURCHASE AGREEMENT..............    37,861,000
                                                       ------------
                (Cost $37,861,000)
TOTAL INVESTMENTS - 99.82%...........................   489,307,899
                                                       ------------
   (Cost $295,565,050)**
NET OTHER ASSETS AND LIABILITIES - 0.18%.............       880,883
                                                       ------------
NET ASSETS - 100.00%.................................  $490,188,782
                                                       ============

------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $295,565,050.


     Gross unrealized appreciation..........  $202,994,166
     Gross unrealized depreciation..........    (9,251,317)
                                              ------------
     Net unrealized appreciation............  $193,742,849
                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  18

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST TALON FUND                              OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                       MARKET
SHARES                                                  VALUE
------                                                  -----
COMMON STOCKS - 89.26%
           ADVERTISING - 5.27%
  23,000   True North Communications, Inc..........  $   927,187
                                                     -----------
           AUTOMOTIVE - 2.83%
  11,000   Magna International, Inc., Class A......      498,437
                                                     -----------
           BUILDING AND CONSTRUCTION - 2.59%
  50,000   Champion Enterprises, Inc.*.............      456,250
                                                     -----------
           BUSINESS SERVICES - 15.52%
  27,000   ACNielsen Corp.*........................      594,000
  49,000   Information Resources, Inc.*............      514,500
  28,500   Manpower, Inc...........................    1,001,062
  28,000   Wallace Computer Services, Inc..........      619,500
                                                     -----------
                                                       2,729,062
                                                     -----------
           CHEMICALS - 1.62%
  10,000   Sigma-Aldrich Corp......................      284,687
                                                     -----------
           CONSUMER DURABLE GOODS - 4.26%
   5,000   Corning, Inc............................      393,125
  32,000   Ingram Micro, Inc.*.....................      356,000
                                                     -----------
                                                         749,125
                                                     -----------
           CONSUMER SERVICES - 1.69%
  23,000   Sylvan Learning Systems, Inc.*..........      296,844
                                                     -----------
           ELECTRICAL - 2.17%
   8,500   Thomas & Betts Corp.....................      381,437
                                                     -----------
           ELECTRONICS - 5.16%
  60,000   Sensormatic Electronics Corp.*..........      907,500
                                                     -----------
           FINANCE - 3.97%
  66,500   Danielson Holdings Corp.*...............      374,063
   9,000   Travelers Property Casualty Corp.,
             Class A...............................      324,000
                                                     -----------
                                                         698,063
                                                     -----------
           PHARMACEUTICALS - 7.57%
  19,000   Elan Corp. plc, SP ADR*.................      489,250
  24,000   Mylan Laboratories Inc..................      430,500
   8,500   Teva Pharmaceutical Industries Ltd.,
             ADR...................................      410,922
                                                     -----------
                                                       1,330,672
                                                     -----------
           PRINTING AND PUBLISHING - 4.14%
   5,900   R.R. Donnelley & Sons Co................      143,075
  12,500   Scholastic Corp.*.......................      585,156
                                                     -----------
                                                         728,231
                                                     -----------
           RETAIL - 6.07%
  12,000   Boise Cascade Office Products Corp.*....      123,000
  25,000   Borders Group, Inc.*....................      325,000
  36,000   Saks, Inc.*.............................      618,750
                                                     -----------
                                                       1,066,750
                                                     -----------
           TECHNOLOGY - 15.98%
  44,000   American Power Conversion Corp.*........      985,875
                                                       MARKET
SHARES                                                 VALUE
------                                                 -----
           TECHNOLOGY (CONTINUED)
  15,000   Comdisco, Inc...........................  $   302,813
  16,000   Diebold, Inc............................      420,000
  92,500   Mentor Graphics Corp.*..................      742,891
  69,500   Robotic Vision Systems, Inc.*...........      264,969
   5,000   Tech Data Corp.*........................       93,906
                                                     -----------
                                                       2,810,454
                                                     -----------
           TELECOMMUNICATIONS - 6.85%
  24,500   Andrew Corp.*...........................      314,672
  10,000   AT&T Corp. - Liberty Media Group,
             Class A*..............................      396,875
  25,000   Newbridge Networks Corp.*...............      493,750
                                                     -----------
                                                       1,205,297
                                                     -----------
           TRANSPORTATION - 3.57%
  19,000   CNF Transportation, Inc.................      628,188
                                                     -----------
           TOTAL COMMON STOCKS.....................   15,698,184
                                                     -----------
              (Cost $14,266,328)
PREFFERED STOCK - 2.14%
           TELECOMMUNICATIONS - 2.14%
  25,000   Loral Space & Communications Ltd........      376,563
                                                     -----------
           TOTAL PREFERRED STOCK...................      376,563
                                                     -----------
              (Cost $353,375)
PAR VALUE
---------
U.S. GOVERNMENT OBLIGATION - 2.84%
           U.S. TREASURY BILL - 2.84%
$500,000   4.320%, 11/12/99 (A)....................      499,340
                                                     -----------
           TOTAL U.S. GOVERNMENT OBLIGATION........      499,340
                                                     -----------
              (Cost $499,340)
SHARES
------
INVESTMENT COMPANY - 3.99%
 701,228   Bankers Trust Institutional Cash
             Management Fund.......................      701,228
                                                     -----------
           TOTAL INVESTMENT COMPANY................      701,228
                                                     -----------
              (Cost $701,228)
TOTAL INVESTMENTS - 98.23%.........................   17,275,315
                                                     -----------
   (Cost $15,820,271)**
OTHER NET ASSETS AND LIABILITIES - 1.77%...........      310,723
                                                     -----------
NET ASSETS - 100.00%...............................  $17,586,038
                                                     ===========

-------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $15,820,271.
(A)  Annualized yield at time of purchase.


     Gross unrealized appreciation.......  $2,509,422
     Gross unrealized depreciation.......  (1,054,378)
                                           ----------
     Net unrealized appreciation.........  $1,455,044
                                           ==========

ADR  American Depositary Receipt
 SP  Sponsored American Depositary Receipt
ADR

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 19

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                    OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                         MARKET
SHARES                                                    VALUE
------                                                    -----
COMMON STOCKS - 98.27%
             AEROSPACE AND DEFENSE - 2.52%
     35,300  Newport News Shipbuilding, Inc..........  $ 1,072,237
                                                       -----------
             AUTOMOTIVE - 1.91%
     37,600  Hayes Lemmerz International, Inc.*......      813,100
                                                       -----------
             BUILDING AND CONSTRUCTION - 4.41%
     29,900  Centex Construction Products, Inc.......    1,063,319
     24,000  Florida Rock Industries, Inc............      810,000
                                                       -----------
                                                         1,873,319
                                                       -----------
             CAPITAL GOODS - 5.02%
    114,900  AGCO Corp...............................    1,235,175
     33,900  Terex Corp.*............................      896,231
                                                       -----------
                                                         2,131,406
                                                       -----------
             CHEMICALS - 4.24%
     66,100  Olin Corp...............................      913,006
     57,100  Schulman (A.), Inc......................      888,619
                                                       -----------
                                                         1,801,625
                                                       -----------
             COMMERCIAL SERVICES - 1.76%
     26,600  Bell & Howell Co.*......................      748,125
                                                       -----------
             CONSUMER DURABLE GOODS - 2.44%
     28,900  The Toro Co.............................    1,036,788
                                                       -----------
             CONSUMER NON-DURABLES - 4.12%
     36,500  Church & Dwight Co., Inc................      951,281
     22,800  Dexter Corp.............................      799,425
                                                       -----------
                                                         1,750,706
                                                       -----------
             CONTAINERS AND PACKAGING - 2.14%
     46,600  U.S. Can Corp.*.........................      908,700
                                                       -----------
             ELECTRONICS - 6.70%
     16,500  C-Cube Microsystems, Inc.*..............      735,281
     13,100  DuPont Photomasks, Inc.*................      651,725
     21,200  KEMET Corp.*............................      677,738
     19,000  Oak Industries, Inc.*...................      779,000
                                                       -----------
                                                         2,843,744
                                                       -----------
             FINANCE - 21.34%
     39,000  AMCORE Financial, Inc...................      922,594
     54,300  Commercial Federal Corp.................    1,065,637
     42,800  Eldorado Bancshares, Inc.*..............      452,075
     51,900  Fidelity National Corp..................      410,334
     43,600  First Charter Corp......................      831,125
     50,200  First Financial Holdings, Inc...........      917,719
     29,100  Gallagher (Arthur J.) & Co..............    1,505,925
     23,200  Horrace Mann Educators Corp.............      653,950
     31,700  National City Bancorp...................      575,553
     84,500  Republic Security Financial Corp........      710,328
     49,200  United Asset Management Corp............    1,020,900
                                                       -----------
                                                         9,066,140
                                                       -----------
                                                         MARKET
SHARES                                                    VALUE
------                                                    -----
             FOOD AND BEVERAGE - 3.31%
     53,000  Ruddick Corp............................  $   904,313
     29,900  Smucker (J.M.) Co., Class B.............      502,694
                                                       -----------
                                                         1,407,007
                                                       -----------
             HEALTH CARE SERVICES - 0.95%
     71,000  Coventry Health Care, Inc.*.............      403,812
                                                       -----------
             INDUSTRIAL - 9.01%
     41,200  Cytec Industries, Inc.*.................    1,063,475
     67,800  Milacron, Inc...........................    1,114,462
     39,700  Regal-Beloit Corp.......................      863,475
     48,400  Robbins & Myers, Inc....................      783,475
                                                       -----------
                                                         3,824,887
                                                       -----------
             OIL AND GAS EXTRACTION - 11.28%
     28,200  Cal Dive International, Inc.*...........      941,175
     60,800  Marine Drilling Cos., Inc.*.............      984,200
     41,500  Rowan Cos., Inc.*.......................      645,844
     95,100  Santa Fe Snyder Corp.*..................      820,238
     47,900  Valero Energy Corp......................      880,163
     37,000  Veritas DGC, Inc.*......................      520,313
                                                       -----------
                                                         4,791,933
                                                       -----------
             PRINTING AND PUBLISHING - 6.37%
     31,900  Houghton Mifflin Co.....................    1,351,763
     37,900  Meredith Corp...........................    1,352,556
                                                       -----------
                                                         2,704,319
                                                       -----------
             REAL ESTATE INVESTMENT TRUST (REIT) - 2.48%
     49,100  Walden Residential Properties, Inc......    1,052,581
                                                       -----------
             RETAIL - 4.94%
     22,000  AnnTaylor Stores Corp.*.................      936,375
     42,800  Casey's General Stores, Inc.............      549,712
     18,300  Michaels Stores, Inc.*..................      611,334
                                                       -----------
                                                         2,097,421
                                                       -----------
             TECHNOLOGY - 1.98%
     25,100  Graco, Inc..............................      840,850
                                                       -----------
             TRANSPORTATION - 0.35%
     16,000  Offshore Logistics, Inc.*...............      148,000
                                                       -----------
             UTILITY - 1.00%
     11,200  Peoples Energy Corp.....................      425,600
                                                       -----------
             TOTAL COMMON STOCKS.....................   41,742,300
                                                       -----------
                (Cost $43,590,064)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  20

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                    OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                         MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
REPURCHASE AGREEMENT - 0.38%
$   162,000  Bank One 4.900%, dated 10/29/99 to be
               repurchased on 11/01/99 at $162,066
               (Collateralized by U.S. Treasury Note
               5.625%, due 12/31/02; Total Par
               $164,000).............................  $   162,000
                                                       -----------
             TOTAL REPURCHASE AGREEMENT..............      162,000
                                                       -----------
                (Cost $162,000)
TOTAL INVESTMENTS - 98.65%...........................   41,904,300
                                                       -----------
   (Cost $43,752,064)**
NET OTHER ASSETS AND LIABILITIES - 1.35%.............      573,964
                                                       -----------
NET ASSETS - 100.00%.................................  $42,478,264
                                                       ===========

-------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $43,764,134.


     Gross unrealized appreciation............  $ 1,338,012
     Gross unrealized depreciation............   (3,197,846)
                                                -----------
     Net unrealized appreciation..............  $(1,859,834)
                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 21

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                        OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
COMMON STOCKS - 95.95%
            AIRLINES - 1.29%
  161,800   AirTran Holdings, Inc.*.................  $   740,741
                                                      -----------
            AUTOMOTIVE - 2.61%
   35,900   Navistar International Corp.*...........    1,496,581
                                                      -----------
            COMMUNICATION SERVICES - 2.23%
   53,900   Insight Communications Co., Inc.*.......    1,275,072
                                                      -----------
            COMMUNICATIONS EQUIPMENT - 8.74%
   33,900   Antec Corp.*............................    1,640,972
   35,400   DSET Corp.*.............................      621,712
   23,750   Polycom, Inc.*..........................    1,186,016
   24,100   Powerwave Technologies, Inc.*...........    1,558,216
                                                      -----------
                                                        5,006,916
                                                      -----------
            COMPUTER SOFTWARE - 9.60%
   97,300   Acclaim Entertainment, Inc.*............      690,222
   16,600   Business Objects, S.A., SP-ADR*.........    1,194,162
   21,300   Concentric Network Corp.*...............      546,478
   23,600   Daleen Technologies, Inc.*..............      691,775
   73,100   FileNET Corp.*..........................    1,208,434
  126,500   The 3DO Co.*............................      952,703
   12,200   Timberline Software Corp................      215,787
                                                      -----------
                                                        5,499,561
                                                      -----------
            ELECTRONICS - 19.47%
   43,200   ANADIGICS, Inc.*........................    1,656,450
   79,200   Electroglas, Inc.*......................    2,185,425
   11,800   Optical Coating Laboratory, Inc.........    1,267,763
   23,100   Sawtek, Inc.*...........................      952,875
   21,100   TranSwitch Corp.*.......................      992,359
   21,300   TriQuint Semiconductor, Inc.*...........    1,699,341
   76,800   Varian Semiconductor Equipment
              Associates, Inc.*.....................    1,735,200
  109,400   Xicor, Inc.*............................      663,238
                                                      -----------
                                                       11,152,651
                                                      -----------
            INDUSTRIAL - 1.35%
   26,400   Kulicke & Soffa Industries, Inc.*.......      775,500
                                                      -----------
            MEDICAL SOFTWARE - 0.80%
   29,100   InfoCure Corp.*.........................      461,053
                                                      -----------
            MEDICAL SUPPLIES - 0.66%
   96,200   Isolyser Co., Inc.*.....................      375,781
                                                      -----------
            MEDICAL TECHNOLOGIES - 6.81%
   10,400   AnthroCare Corp.*.......................      748,800
   32,400   Cytyc Corp.*............................    1,293,975
  134,800   LaserSight Inc.*........................    1,857,712
                                                      -----------
                                                        3,900,487
                                                      -----------
            RESTAURANTS - 1.33%
   35,500   P.F. Chang's China Bistro, Inc.*........      762,141
                                                      -----------
            RETAIL - 14.99%
   35,800   American Eagle Outfitters, Inc.*........    1,533,806
   38,100   Ames Department Stores, Inc.*...........    1,208,484
   28,000   AnnTaylor Stores Corp.*.................    1,191,750
   10,000   BEBE Stores, Inc.*......................      263,438
   63,800   Catherines Stores Corp.*................      837,375
                                                        MARKET
SHARES                                                  VALUE
------                                                  -----
            RETAIL (CONTINUED)
   27,700   Charlotte Russe Holding, Inc.*..........  $   388,666
   46,700   Charming Shoppes, Inc.*.................      234,230
   61,350   Cutter & Buck, Inc.*....................    1,004,606
  115,200   Genesco Inc.*...........................    1,526,400
   23,600   Ultimate Electronics, Inc.*.............      396,775
                                                      -----------
                                                        8,585,530
                                                      -----------
            TECHNOLOGY - 20.80%
   33,200   Asyst Technologies, Inc.*...............    1,282,350
   38,900   Ciena Corp.*............................    1,370,009
   94,500   Concurrent Computer Corp.*..............    1,083,797
   14,800   Cymer, Inc.*............................      546,675
   16,800   E-Tek Dynamics, Inc.*...................    1,120,350
   14,900   Ibis Technology Corp.*..................      682,141
   18,000   JDS Uniphase Corp.*.....................    3,003,188
    6,200   MTI Technology Corp.*...................      105,206
   38,800   PRI Automation, Inc.*...................    1,559,275
   61,600   Varian, Inc.*...........................    1,158,850
                                                      -----------
                                                       11,911,841
                                                      -----------
            TELECOMMUNICATIONS - 5.27%
   47,600   Terayon Communication Systems, Inc.*....    2,079,525
   12,800   Tut Systems, Inc.*......................      427,600
   13,800   Verio, Inc.*............................      512,756
                                                      -----------
                                                        3,019,881
                                                      -----------
            TOTAL COMMON STOCKS.....................   54,963,736
                                                      -----------
               (Cost $44,518,433)
PAR VALUE
---------
REPURCHASE AGREEMENT - 5.45%
$3,120,553  Morgan Stanley, Bank of New York
              Tri-Party 5.050%, dated 10/29/99 to be
              repurchased on 11/01/99 at $3,121,867
              (Collateralized by U.S. Treasury Note
              4.625%, due 12/31/00; Total Par
              $3,149,775)...........................    3,120,553
                                                      -----------
            TOTAL REPURCHASE AGREEMENT..............    3,120,553
                                                      -----------
               (Cost $3,120,553)
TOTAL INVESTMENTS - 101.40%.........................   58,084,289
                                                      -----------
   (Cost $47,638,986)**
LIABILITIES NET OF CASH AND OTHER ASSETS - (1.40)%..     (802,715)
                                                      -----------
NET ASSETS - 100.00%................................  $57,281,574
                                                      ===========

-------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $47,638,986.


     Gross unrealized appreciation......  $11,699,771
     Gross unrealized depreciation......   (1,254,468)
                                          -----------
     Net unrealized appreciation........  $10,445,303
                                          ===========

SP-ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  22

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND               OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
COMMON STOCKS - 90.60%
             AUSTRALIA - 5.40%
     60,956  Amcor Ltd...............................  $    266,429
     74,310  Broken Hill Proprietary Co. Ltd.........       768,129
    117,800  Foster's Brewing Group Ltd..............       313,154
     72,054  Leighton Holdings Ltd...................       261,949
     57,400  National Australia Bank Ltd.............       885,955
     92,584  News Corp. Ltd..........................       669,628
     28,100  Rio Tinto Ltd...........................       451,764
    112,500  Southcorp Ltd...........................       391,051
     44,051  TABCORP Holdings Ltd....................       279,272
    139,100  Telstra Corp. Ltd.......................       707,703
    101,597  Westpac Banking Corp....................       652,003
                                                       ------------
                                                          5,647,037
                                                       ------------
             FINLAND - 2.19%
      5,900  JOT Automation Group Oyj................        30,406
     15,800  Kemira Oyj..............................        97,546
     14,508  Nokia Oyj...............................     1,660,309
      1,928  Okobank, Class A........................        17,946
      3,620  Oy Hartwall AB..........................        46,411
      6,398  Rautaruukki Oyj.........................        41,048
      1,540  Sanoma WSOY Oyj, Class B*...............        70,619
      4,230  Sonera Group Oyj........................       127,016
      2,663  UPM-Kymmene Oyj.........................        84,024
      1,500  Viking Line Oyj.........................        64,683
      4,880  YIT-Yhtyma Oyj..........................        46,706
                                                       ------------
                                                          2,286,714
                                                       ------------
             FRANCE - 12.61%
      2,060  Alcatel.................................       321,741
      7,190  Axa.....................................     1,014,075
     10,560  Banque Nationale de Paris...............       927,391
      6,320  Carrefour SA............................     1,169,883
      1,210  Castorama Dubois........................       362,442
      2,700  Compagnie de Saint Gobain...............       468,555
      2,800  Compagnie Gen Des Eaux, Warrant* expires
               05/02/2001............................         6,331
      8,300  Credit Lyonnais*........................       250,974
      1,610  Danone..................................       410,630
     17,706  France Telecom SA.......................     1,710,457
      2,370  Groupe GTM..............................       259,235
      4,470  Hermes International....................       488,938
      1,020  L'OREAL.................................       680,682
      2,656  Lafarge SA..............................       255,601
      1,600  Legrand.................................       382,837
      2,900  Pinault-Printemps-Redoute SA............       552,979
      7,440  Renault SA..............................       384,991
     10,600  Sanofi-Synthelabo SA*...................       467,682
      6,300  Societe BIC SA..........................       308,110
      1,600  Sodexho Alliance........................       262,517
     12,698  Total Fina SA, Class B..................     1,716,134
     10,421  Vivendi.................................       789,689
                                                       ------------
                                                         13,191,874
                                                       ------------
             GERMANY - 10.31%
      3,217  Allianz AG..............................       981,209
     13,454  BASF AG.................................       607,753
                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
             GERMANY (CONTINUED)
     19,591  Bayer AG................................  $    801,528
      9,100  Bayerische Motoren Werke (BMW) AG.......       289,999
     12,084  DaimlerChrysler AG......................       941,763
     13,585  Deutsche Bank AG........................       974,444
     36,720  Deutsche Telekom AG.....................     1,693,499
     10,253  Dresdner Bank AG........................       526,239
      7,940  HypoVereinsbank.........................       517,756
      6,355  Mannesmann AG...........................       999,239
      5,160  Metro AG................................       272,708
      2,420  Muenchener Rueckversicherungs-
               Gesellschaft AG.......................       546,462
      9,246  Siemens AG..............................       829,985
      9,010  Veba AG.................................       492,292
     16,380  Viag AG.................................       302,346
                                                       ------------
                                                         10,777,222
                                                       ------------
             IRELAND - 2.18%
     59,300  Allied Irish Banks Plc..................       742,189
      7,100  Bank of Ireland.........................        55,409
     28,400  CRH Plc.................................       536,161
     24,000  eircom Plc*.............................        99,895
     29,459  Irish Life & Permanent Plc..............       300,540
     27,000  Kerry Group Plc, Class A................       333,668
     80,800  Smurfit (Jefferson) Group Plc...........       209,904
                                                       ------------
                                                          2,277,766
                                                       ------------
             ITALY - 2.34%
      7,475  Assicurazioni Generali..................       239,786
     14,495  Banca Commerciale Italiana..............        87,202
     23,916  Banca Intesa SpA........................       102,124
     16,600  Banca Popolare di Milano................       111,563
     65,400  Benetton Group SpA......................       144,448
     13,100  Burgo (Cartiere) SpA....................        96,446
     80,315  ENI SpA.................................       469,661
      5,655  Fiat SpA*...............................       179,024
     46,600  Istituto Nazionale delle Assicurazioni
               SpA...................................       141,398
     83,784  Montedison SpA..........................        90,675
     14,980  San Paolo-IMI SpA.......................       194,104
     56,500  Telecom Italia Mobile SpA...............       352,978
     27,520  Telecom Italia SpA......................       237,632
                                                       ------------
                                                          2,447,041
                                                       ------------
             JAPAN - 17.42%
     15,800  Aoyamma Trading Co., Ltd................       483,380
     98,000  Asahi Chemical Industry Co., Ltd........       592,117
     73,000  Bank of Tokyo-Mitsubishi, Ltd...........     1,209,782
     19,000  Bridgestone Corp........................       522,969
     15,000  Canon, Inc..............................       424,379
     13,700  Fanuc, Ltd..............................     1,064,256
     14,000  Fuji Photo Film.........................       449,794
     27,000  Fujisawa Pharmaceutical Co., Ltd........       675,842
     42,000  Hitachi, Ltd............................       453,956
     64,000  Kirin Brewery Co., Ltd..................       732,867

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 23

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND               OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
             JAPAN (CONTINUED)
     29,000  Matsushita Electric Industrial Co.,
               Ltd...................................  $    610,482
    166,000  Mitsubishi Heavy Industries, Ltd........       651,136
      9,000  Murata Manufacturing Co., Ltd...........     1,152,297
     21,000  NEC Corp................................       424,954
    182,000  Nippon Light Metal Co., Ltd.............       268,802
    140,000  Nippon Steel Corp.......................       355,807
         95  Nippon Telegraph & Telephone Corp.......     1,457,754
     23,000  Sankyo Co., Ltd.........................       655,126
     84,000  Sekisui Chemical Co., Ltd...............       413,273
     43,000  Sharp Corp..............................       684,569
     35,000  Shiseido Co., Ltd.......................       533,711
      4,900  SONY CORP...............................       764,112
     31,000  Sumitomo Bank, Ltd......................       498,878
     49,000  Sumitomo Electric Industries............       658,377
     59,000  Tokio Marine & Fire Insurance Co.,
               Ltd...................................       772,370
     26,700  Tokyo Electric Power Co.................       596,634
     32,000  Toyota Motor Corp.......................     1,107,893
                                                       ------------
                                                         18,215,517
                                                       ------------
             NETHERLANDS - 5.24%
     14,699  ABN AMRO Holding NV.....................       355,418
      4,200  AEGON NV................................       387,622
      4,304  Akzo Nobel NV...........................       185,324
     13,150  Elsevier NV.............................       124,890
      8,108  Fortis (NL) NV..........................       279,108
      3,400  Heineken NV.............................       173,398
     10,911  ING Groep NV............................       643,554
      4,300  Koninklijke Ahold NV....................       132,058
      3,664  Koninklijke (Royal) Philips Electronics
               NV....................................       375,727
      5,461  KPN NV..................................       280,231
     26,557  Royal Dutch Petroleum Co................     1,587,338
      5,961  TNT Post Group NV.......................       151,722
      8,147  Unilever NV.............................       539,822
      4,459  VNU NV..................................       150,776
      3,300  Wolters Kluwer NV.......................       110,266
                                                       ------------
                                                          5,477,254
                                                       ------------
             NEW ZEALAND - 0.90%
    419,700  Brierley Investments Ltd.*..............        95,736
    109,400  Carter Holt Harvey Ltd..................       138,637
     15,700  Fisher & Paykel Industries Ltd..........        47,750
     39,200  Fletcher Challenge Energy*..............        90,411
     44,200  Lion Nathan Ltd.........................        95,221
    118,000  Telecom Corp. of New Zealand Ltd........       474,924
                                                       ------------
                                                            942,679
                                                       ------------
             NORWAY - 2.71%
     45,820  Christiana Bank Og Kreditkasse..........       222,957
     71,050  Den Norske Bank ASA.....................       275,132
     16,800  Hafslund ASA, Class B...................        62,060
     11,820  Merkantildata ASA.......................       100,125
     26,610  Norsk Hydro ASA.........................     1,060,943
                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
             NORWAY (CONTINUED)
      5,230  Norske Skogindustrier ASA...............  $    171,213
     18,920  Orkla ASA, Class B......................       262,694
     11,510  Petroleum Geo-Services*.................       171,539
     32,500  Storebrand ASA*.........................       225,623
     11,200  Tandberg Television ASA*................       132,679
      2,920  Tomra Systems ASA.......................       111,585
      6,270  Unitor ASA..............................        39,135
                                                       ------------
                                                          2,835,685
                                                       ------------
             PORTUGAL - 2.42%
     12,313  Banco Comercial Portugues, SA,
               Class R...............................       346,806
      7,910  Banco Espirito Santo e Comercial de
               Lisboa, SA............................       205,654
     28,045  BPI-SGPS, SA............................       112,086
      4,231  Brisa-Auto Estradas de Portugal, SA.....       166,651
      7,132  Cimpor-Cimentos de Portugal SGPS, SA....       118,292
     41,627  EDP-Electricidade de Portugal, SA.......       647,086
      6,944  Jeronimo Martins, SGPS, SA..............       193,831
     14,775  Portugal Telecom SA.....................       658,880
      2,418  Sonae Investimentos SPGS, SA............        80,770
                                                       ------------
                                                          2,530,056
                                                       ------------
             SINGAPORE - 2.07%
     29,000  City Developments Ltd...................       149,997
     38,379  DBS Group Holdings Ltd..................       433,948
     30,800  Keppel Corp. Ltd........................        83,729
     45,150  Oversea-Chinese Banking Corp. Ltd.......       339,433
     23,445  Overseas Union Bank Ltd.................       101,524
     22,000  Singapore Airlines Ltd..................       232,874
     19,300  Singapore Press Holdings Ltd............       330,817
     89,000  Singapore Technologies Engineering
               Ltd...................................       129,001
     94,000  Singapore Telecommunications Ltd........       178,649
     24,200  United Overseas Bank Ltd................       183,389
                                                       ------------
                                                          2,163,361
                                                       ------------
             SWITZERLAND - 7.51%
      4,846  ABB AG..................................       488,130
          6  Ciba Specialty Chemicals AG*............           446
        315  Clariant AG.............................       137,873
      4,996  Credit Suisse Group.....................       960,580
        192  Holderbank Financiere Glarus AG.........       236,488
        480  Nestle SA...............................       926,045
      1,045  Novartis AG.............................     1,563,489
        143  Roche Holding AG........................     1,717,239
        132  Schindler Holding AG....................       210,486
      1,030  Swisscom AG.............................       313,954
      3,150  UBS AG..................................       916,743
        680  Zurich Allied AG........................       385,091
                                                       ------------
                                                          7,856,564
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  24

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND               OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
             UNITED KINGDOM - 12.88%
     30,422  Abbey National Plc......................  $    594,410
     20,596  AstraZeneca Group Plc...................       928,379
      8,900  Barclays Plc............................       273,055
     37,560  Boots Co. Plc...........................       386,382
    113,806  BP Amoco Plc............................     1,105,272
     53,100  British Telecommunications Plc..........       963,778
     21,900  Cable & Wireless Plc....................       256,056
     54,300  Cadbury Schweppes Plc...................       354,248
     32,934  CGU Plc.................................       480,589
     32,300  Diageo Plc..............................       328,025
     27,115  Glaxo Wellcome Plc......................       800,263
     64,816  HSBC Holdings Plc.......................       799,373
     31,229  IMI Plc.................................       122,138
     69,020  Lloyds TSB Group Plc....................       953,866
     24,400  Marks & Spencer Plc.....................       112,370
     37,700  National Power Plc......................       254,934
     41,931  Prudential Corp. Plc....................       657,700
     37,977  Scottish & Newcastle Plc................       353,539
     42,758  ScottishPower Plc.......................       396,290
     45,937  Shell Transport & Trading Plc...........       352,152
     70,452  SmithKline Beecham Plc..................       907,666
    180,245  Tesco Plc...............................       534,635
     56,407  Unilever Plc............................       523,255
    167,500  Vodafone Group Plc......................       781,717
     36,974  Wolsely Plc.............................       251,392
                                                       ------------
                                                         13,471,484
                                                       ------------
             UNITED STATES - 4.42%
    311,000  WEBS Japan Index Series.................     4,626,125
                                                       ------------
             TOTAL COMMON STOCKS.....................    94,746,379
                                                       ------------
                (Cost $80,886,194)
                                                          MARKET
SHARES                                                    VALUE
------                                                    -----

FOREIGN INDEX SECURITIES - 3.53%
      5,500  MSCI Canadian Opal
               0.000%, 04/07/17......................  $  1,027,895
      9,900  Sweden Opal
               18.526%, 04/07/07.....................  $  2,666,961
                                                       ------------
             TOTAL FOREIGN INDEX SECURITIES..........     3,694,856
                                                       ------------
                (Cost $3,172,804)

PREFERRED STOCK - 0.54%
             GERMANY - 0.54%
      1,305  SAP AG..................................       563,014
                                                       ------------
             TOTAL PREFERRED STOCK...................       563,014
                                                       ------------
                (Cost $627,042)

PAR VALUE
---------
TIME DEPOSIT - 0.93%
$   973,000  Euro Time Deposit
               3.000%, 11/01/99......................       973,000
                                                       ------------
             TOTAL TIME DEPOSIT......................       973,000
                                                       ------------
                (Cost $973,000)
TOTAL INVESTMENTS - 95.60%...........................    99,977,249
                                                       ------------
   (Cost $85,659,040)**
NET OTHER ASSETS AND LIABILITIES - 4.40%.............     4,606,117
                                                       ------------
NET ASSETS - 100.00%.................................  $104,583,366
                                                       ============

------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $85,744,589.


     Gross unrealized appreciation...........  $17,883,054
     Gross unrealized depreciation...........   (3,650,394)
                                               -----------
     Net unrealized appreciation.............  $14,232,660
                                               ===========

As of October 31, 1999, the Fund has entered into the following forward foreign currency contracts:

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

CURRENCY                        SETTLEMENT  CONTRACTS AT  IN EXCHANGE   UNREALIZED
 VALUE    CONTRACTS TO DELIVER    DATES        VALUE      FOR U.S. $   DEPRECIATION
 -----    --------------------    -----        -----      ----------   ------------
22,374..               EU        11/01/99     $23,534       $23,529        $ (5)
8,697..                EU        11/02/99       9,148         9,084         (64)
                                              -------       -------        ----
                                              $32,682       $32,613        $(69)
                                              =======       =======        ====

FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

CURRENCY                        SETTLEMENT  CONTRACTS AT  IN EXCHANGE   UNREALIZED
 VALUE    CONTRACTS TO RECEIVE    DATES        VALUE      FOR U.S. $   DEPRECIATION
 -----    --------------------    -----        -----      ----------   ------------
39,424..               NZ        11/01/99     $19,984       $20,106       $(122)
                                              =======       =======       =====

------------------------------------------------

 EU  European Monetary Unit
 NZ  New Zealand Dollars

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 25

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                      OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
COMMON STOCKS - 79.12%
            ARGENTINA - 2.43%
     8,389  Banco de Galicia y Buenos Aires SA,
              Class B...............................  $    44,399
     6,420  Banco Frances SA........................       46,888
       729  IRSA Inversiones y Representaciones SA,
              SP GDR................................       22,007
     3,876  Molinos Rio de la Plata SA*.............        7,949
     4,900  Perez Companc SA, Class B...............       29,757
     4,512  Perez Companc SA, SP ADR................       54,803
    11,160  Renault Argentina SA....................       14,403
     1,488  Siderar S.A.I.C., Class A...............        5,597
    23,816  Siderca SA..............................       46,225
     5,433  Telefonica de Argentina, SP ADR.........      139,221
    19,900  Transportadora de Gas del Sur SA,
              Class B...............................       33,846
                                                      -----------
                                                          445,095
                                                      -----------
            BRAZIL - 1.37%
   547,900  Companhia Paulista de Forca e Luz.......       34,412
 3,322,000  Companhia Siderurgica Nacional..........       88,326
     7,500  Souza Cruz SA...........................       42,841
 1,634,000  Telecomunicacoes Brasileiras SA
              Class A...............................       84,881
                                                      -----------
                                                          250,460
                                                      -----------
            CHILE - 5.00%
     7,900  Banco Santander Chile, SP ADR...........      129,363
     9,851  Cia. Telecomunicaciones de Chile SA, SP
              ADR...................................      164,389
     3,100  Compania Cervecerias Unidas SA, SP
              ADR...................................       67,619
    11,272  Empresa Nacional de Electricidad SA, SP
              ADR...................................      143,718
     5,502  Enersis SA, SP ADR......................      123,795
     5,328  Gener SA, SP ADR........................       79,254
     4,957  Madeco SA, SP ADR.......................       48,950
     5,290  Maderas y Sinteticos SA, SP ADR.........       56,206
     3,330  Sociedad Quimica y Minera de Chile SA,
              SP ADR................................       96,778
       192  Sociedad Quimica y Minera de Chile SA,
              SP ADR, Class A.......................        5,304
                                                      -----------
                                                          915,376
                                                      -----------
            CHINA - 1.38%
   182,000  Beijing Datang Power Generation Co. Ltd.
              Class H*..............................       37,952
    50,000  China Southern Airlines Co. Ltd.,
              Class H*..............................        9,976
    34,000  Guangdong Kelon Electrical Holdings Co.
              Ltd. Class H*.........................       30,198
   150,000  Guangshen Railway Co. Ltd., Class H*....       17,184
   122,000  Huaneng Power International, Inc.,
              Class H...............................       36,512
   164,000  Jiangsu Express Co. Ltd., Class H.......       25,121
    92,000  Qingling Motors Co. Ltd., Class H.......       15,040
                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
            CHINA (CONTINUED)
   140,000  Shanghai Petrochemical Co. Ltd.,
              Class H*..............................  $    28,654
   104,000  Shenzhen Expressway Co. Ltd.,
              Class H*..............................       15,529
    38,000  Yizheng Chemical Fibre Co. Ltd.,
              Class H*..............................       10,394
   174,000  Zhejiang Expressway Co. Ltd.,
              Class H...............................       26,429
                                                      -----------
                                                          252,989
                                                      -----------
            COLUMBIA - 1.42%
     1,000  Banco Ganadero SA, SP ADR...............       15,202
     5,200  Banco Ganadero SA, SP ADR, Class C......       33,991
    20,100  Bancolombia, SP ADR.....................       87,309
    61,400  Cadenalco SA, SP ADR....................      122,800
                                                      -----------
                                                          259,302
                                                      -----------
            HUNGARY - 5.52%
     1,210  Danubius Hotel and Spa, Rights*.........       20,895
     1,975  Gedeon Richter, Rights..................       90,138
    89,850  Magyar Tavkozlesi, Rights...............      522,749
    10,430  MOL Magyar Olaj-es Gazipari, Rights.....      210,135
     3,340  OTP Bank, Rights........................      151,338
       460  Pick Szeged, Rights.....................       15,793
                                                      -----------
                                                        1,011,048
                                                      -----------
            INDIA - 2.38%
     1,500  Bajaj Auto Ltd., SP GDR.................       16,200
     1,700  BSES Ltd., GDR..........................       20,400
     3,380  EIH Ltd., SP GDR........................       16,055
     1,267  Grasim Industries Ltd., SP GDR..........       16,471
     1,800  Gujarat Ambuja Cement Ltd., SP GDR......       22,095
     1,610  Hindalco Industries Ltd., SP GDR........       34,011
     3,530  Indian Hotels Co., Ltd, SP GDR..........       37,241
     4,225  Indian Rayon & Industries Ltd., SP
              GDR...................................        6,866
     1,180  Larsen & Tourbo Ltd., GDR...............       25,547
     6,900  Mahanagar Telephone Nigam Ltd., GDR.....       56,925
     4,200  Reliance Industries Ltd., SP GDR (A)....       51,765
     3,300  State Bank of India, GDR................       43,931
     4,124  Tata Engineering & Locomotive Co., Ltd.
              SP GDR................................       26,394
     3,900  Videsh Sanchar Nigam Ltd., GDR..........       62,205
                                                      -----------
                                                          436,106
                                                      -----------
            INDONESIA - 2.23%
    73,000  PT Astra International Tbk*.............       35,941
    20,000  PT Gudang Garam Tbk.....................       51,349
   150,000  PT Indah Kiat Pulp & Paper Corp. Tbk*...       64,551
    60,000  PT Indofood Sukses Makmur Tbk*..........       70,897
    19,000  PT Semen Gresik (Persero) Tbk...........       33,815

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  26

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                      OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
            INDONESIA (CONTINUED)
    17,000  PT Tambang Timah Tbk....................  $    13,392
   293,720  PT Telekomunikasi Indonesia.............      139,255
                                                      -----------
                                                          409,200
                                                      -----------
            ISRAEL - 1.42%
    13,100  Bank Hapoalim...........................       31,153
    13,500  Bank Leumi Le-Israel....................       23,808
     5,500  Bezeq Israeli Telecommunications Corp.
              Ltd.*.................................       22,417
     1,520  Blue Square Chain Investments and
              Properties Ltd........................       20,865
     1,370  ECI Telecom Ltd.........................       39,901
       290  Elite Industries Ltd....................       13,657
       590  Formula Systems (1985) Ltd.*............       14,753
    16,500  Israel Chemicals Ltd....................       15,268
       290  Koor Industries Ltd.....................       23,967
     7,200  Makhteshim-Agan Industries Ltd.*........       12,528
       850  Teva Pharmaceuticals Industries Ltd.....       41,228
                                                      -----------
                                                          259,545
                                                      -----------
            MALAYSIA - 2.08%
     9,000  Commerce Asset-Holding Berhad...........       19,895
    22,000  Malayan Banking Berhad..................       74,684
    25,000  Malaysia International Shipping Corp.
              Berhad................................       37,500
    21,000  Malaysian Airline System Berhad.........       19,784
    15,000  Petronas Gas Berhad.....................       31,776
    48,000  Public Bank Berhad......................       50,779
     9,000  Resorts World Berhad....................       25,816
    17,000  Telekom Malaysia Berhad.................       52,342
    30,000  Tenaga Nasional Berhad..................       69,079
                                                      -----------
                                                          381,655
                                                      -----------
            MEXICO - 13.45%
    19,400  Alfa SA de CV...........................       74,072
         3  Cemex SA de CV..........................           13
     6,604  Cemex SA de CV, SP ADR*.................      148,590
   145,837  Cifra SA de CV, Series V*...............      228,193
    46,400  Desc SA de CV, Series B.................       37,943
     3,100  Fomento Economico Mexicano, SP ADR......      101,719
    33,900  Grupo Carso SA de CV, Series A1*........      141,779
    40,000  Grupo Financiero Banamex Accival, SA de
              CV, Class O*..........................       99,667
    54,673  Grupo Industrial Bimbo SA de CV,
              Series A..............................      100,222
    27,110  Grupo Mexico SA, Series B...............       98,574
    95,100  Grupo Modelo SA de CV, Series C.........      232,506
     4,240  Grupo Televisa SA, SP GDR*..............      180,200
    19,100  Industrias Penoles SA...................       60,209
    37,800  Kimberley-Clark de Mexico SA,
              Class A...............................      119,551
                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
            MEXICO (CONTINUED)
    15,500  Savia SA de CV*.........................  $    82,886
     8,840  Telefonos de Mexico SA, SP ADR..........      755,820
                                                      -----------
                                                        2,461,944
                                                      -----------
            PERU - 0.88%
     9,200  Banco Wiese, SP ADR*....................       13,225
     6,865  Cementos Lima SA........................        7,951
     1,847  Compania de Minas Buenaventura,
              Class A...............................       14,948
       474  Compania de Minas Buenaventura,
              Class B...............................        3,877
     2,116  Credicorp Ltd...........................       22,482
     6,301  Ferreyros SA............................        3,424
       821  Minsur SA*..............................        1,740
       400  Southern Peru Copper Corp...............        1,945
    63,738  Telefonica del Peru SAA, Class B........       74,734
    45,076  Union de Cervecerias Backus y Johnston
              SAA...................................       16,629
                                                      -----------
                                                          160,955
                                                      -----------
            PHILLIPINES - 1.88%
   109,000  Ayala Land, Inc.........................       27,862
    11,000  Manila Electric Co., Class B............       30,174
     9,680  Metropolitan Bank & Trust Co............       72,419
   312,000  Petron Corp.............................       26,065
     4,400  Phillipine Long Distance Telephone
              Co....................................       91,621
    28,000  San Miguel Corp., Class B...............       40,499
   312,000  SM Prime Holdings.......................       55,242
                                                      -----------
                                                          343,882
                                                      -----------
            POLAND - 1.93%
     1,700  Bank Handlowy w Warszawie...............       23,972
     1,115  Bank Rozwoju Eksportu SA................       30,389
       510  Bank Slaski SA w Katowicach.............       27,799
     7,800  BIG Bank Gdanski SA.....................       15,529
     2,130  Debica SA...............................       19,182
     3,971  Elektrim Spolka Akcyjna SA*.............       34,350
     1,200  Prokom..................................       25,880
       480  Softbank SA.............................       13,537
     5,240  Stomil Olsztyn SA.......................       24,464
    23,000  Telekomunikacja Polska SA, GDR..........      117,300
     3,558  Wielkopolski Bank Kredytowy SA..........       20,912
                                                      -----------
                                                          353,314
                                                      -----------
            SOUTH AFRICA - 6.62%
     5,780  ABSA Group Ltd..........................       23,572
     4,440  Anglo American Platinum Corp. Ltd.......      127,941
       910  Anglo American Plc......................       48,444
     1,100  AngloGold Ltd...........................       62,141
    13,270  Barlow Ltd..............................       64,703
     9,430  C.G. Smith Ltd..........................       30,551
     5,520  De Beers................................      150,795
       452  Edgars Consolidated Stores Ltd..........        4,415
    63,100  FirstRand Ltd...........................       72,936

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 27

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                      OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
            SOUTH AFRICA (CONTINUED)
     5,100  Gold Fields Ltd.........................  $    24,410
     2,832  Imperial Holdings Ltd.*.................       26,280
     1,841  Liberty International Plc*..............       15,345
     3,420  Liberty Life Association of Africa
              Ltd...................................       31,736
     5,700  Naspers Ltd., Class N...................       35,495
     4,900  Nedcor Ltd., GDR, Class S...............       95,550
    13,640  Rembrandt Group Ltd.....................      102,036
    40,900  Sanlam Ltd..............................       46,943
     3,900  Sappi Ltd...............................       32,317
     9,200  Sasol Ltd...............................       62,906
    12,680  South African Breweries Plc*............      111,060
     3,700  Standard Bank Investment Corp. Ltd......       12,645
     4,300  Woolworths Holdings Ltd., GDR...........       30,100
                                                      -----------
                                                        1,212,321
                                                      -----------
            SOUTH KOREA - 9.70%
     3,900  Hyundai Motor Co. Ltd.*.................       68,604
     8,800  Kookmin Bank............................      137,191
    11,900  Korea Electric Power Corp...............      348,220
     2,500  Korea Telecom Corp......................      168,195
     2,983  L.G. Chemical Ltd.......................       90,273
     3,100  Pohang Iron & Steel Ltd., SP ADR........      103,463
     1,700  Samsung Display Devices Co..............       89,287
     1,000  Samsung Electro-Mechanics Co............       48,353
     3,119  Samsung Electronics.....................      520,050
     5,800  Shinhan Bank............................       61,409
     3,100  SK Corp.................................       59,441
        71  SK Telecom Co. Ltd......................       81,980
                                                      -----------
                                                        1,776,466
                                                      -----------
            TAIWAN - 7.98%
     8,856  Advanced Semiconductor
              Engineering, Inc., GDR*...............      177,120
    19,459  Asia Cement Corp., SP GDR...............      174,647
    18,900  Asustek Computer, Inc., GDR.............      266,490
    13,975  China Steel Corp., SP GDR...............      237,924
    14,580  Evergreen Marine Corp., SP GDR..........      158,193
    14,000  Standard Foods Taiwan Ltd., GDR*........       73,150
    20,386  Winbond Electronic Corp., GDR*..........      374,083
                                                      -----------
                                                        1,461,607
                                                      -----------
            THAILAND - 1.87%
     3,300  Advanced Info Service Public Co.
              Ltd.*.................................       38,467
    28,500  Bangkok Bank Public Co. Ltd.*...........       66,442
     8,900  Electricity Generating Public Co.
              Ltd.*.................................       11,758
     8,800  PTT Exploration & Production Public Co.
              Ltd.*.................................       64,282
     2,000  Siam Cement Public Co. Ltd.*............       51,807
    55,000  TelecomAsia Corp. Public Co. Ltd.*......       42,384
    47,000  Thai Farmers Bank Public Co. Ltd.*......       66,351
                                                      -----------
                                                          341,491
                                                      -----------
                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
            TURKEY - 6.76%
 2,216,618  Adana Cimento Sanayii Turk Anomin
              Sirketi, Class A......................  $    46,106
 1,977,377  Akbank TAS..............................       30,847
 1,920,000  Arcelik AS..............................       70,886
   431,000  Aygaz AS................................       41,238
   718,000  Brisa Bridgestone Sabanci Lastik San. ve
              Tic AS................................       17,921
 5,411,000  Dogan Sirketler Grubu Holdings AS*......       60,776
 1,284,000  Ege Biracilik ve Malt Sanayii AS........       43,399
 2,788,000  Eregli Demir ve Celik Fabrikalari
              TAS*..................................       69,588
 1,471,500  Haci Omer Sabanci Holding AS............       43,615
   260,200  Migros Turk TAS.........................      112,302
   662,600  Netas Northern Electric Telekomunikasyon
              AS....................................       24,808
 4,416,000  Trakya Cam Sanayii AS*..................       58,786
17,068,700  Turkiye Garanti Bankasi AS*.............      145,562
14,914,900  Turkiye Is Bankasi, Class C.............      294,718
   237,000  Vestel Elektronik Sanayi ve Ticaret
              AS*...................................       29,085
10,129,479  Yapi ve Kredi Bankasi SA................      147,485
                                                      -----------
                                                        1,237,122
                                                      -----------
            VENEZUELA - 2.82%
     6,965  C.A. La Electricidad de Caracas, ADR....      131,356
    13,800  Compania Anonima Nacional Telefonos de
              Venezuela, ADR........................      356,213
     8,850  Mavesa SA, SP ADR.......................       28,209
                                                      -----------
                                                          515,778
                                                      -----------
            TOTAL COMMON STOCKS.....................   14,485,656
                                                      -----------
               (Cost $13,609,506)

PREFERRED STOCKS - 7.79%
            BRAZIL - 7.79%
    23,400  Aracruz Celulose SA, Class B............       45,913
14,494,507  Banco Bradesco SA.......................       70,913
 2,177,000  Banco Itau SA...........................      124,910
13,563,620  Centrais Electricas Brasileiras SA,
              Class B...............................      241,115
   105,300  Companhia Cervejaria Brahma.............       67,161
 3,621,255  Companhia Energetica de Minas Geraus....       51,573
     9,662  Companhia Vale do Rio Doce, Class A*....      188,439
   971,000  Petroleo Brasleiro SA...................      154,454
     5,130  Telecomunicacoes Brasileiras SA, Pfd
              Block, SP ADR.........................      399,499
     3,730  Telecomunicacoes Brasileiras SA, SP
              ADR*..................................          175
    22,219  Usinas Siderurgicas de Minas Gerais,
              Class A...............................       80,931
                                                      -----------
            TOTAL PREFERRED STOCKS..................    1,425,083
                                                      -----------
               (Cost $1,575,598)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  28

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                      OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
INVESTMENT COMPANIES - 4.36%
    24,800  Korea Fund*.............................  $   316,200
    27,000  Taiwan Fund, Inc........................      482,625
                                                      -----------
            TOTAL INVESTMENT COMPANIES..............      798,825
                                                      -----------
               (Cost $572,054)
PAR
VALUE
-----
CORPORATE NOTES AND BONDS - 0.91%
            INDUSTRIAL - 0.91%
$   36,000  Far East Department Stores 3.000%,
              07/06/2001............................       33,210
    52,000  Formosa Chemical & Fibre Corp. 1.750%,
              07/19/2001............................       59,930
    57,000  Nan Ya Plastics Corp. Conv 1.750%,
              07/19/2001............................       73,245
                                                      -----------
            TOTAL CORPORATE NOTES AND BONDS.........      166,385
                                                      -----------
               (Cost $157,918)
PAR                                                     MARKET
VALUE                                                    VALUE
-----                                                    -----
TIME DEPOSIT - 3.14%
$  575,000  Euro Time Deposit 3.000%, 11/01/99......  $   575,000
                                                      -----------
            TOTAL TIME DEPOSIT......................      575,000
                                                      -----------
               (Cost $575,000)
TOTAL INVESTMENTS - 95.32%..........................   17,450,949
                                                      -----------
   (Cost $16,490,076)**
NET OTHER ASSETS AND LIABILITIES - 4.68%............      857,223
                                                      -----------
NET ASSETS - 100.00%................................  $18,308,172
                                                      ===========

-------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $16,882,360.


     Gross unrealized appreciation......  $  2,955,914
     Gross unrealized depreciation......    (2,387,325)
                                          ------------
     Net unrealized appreciation........  $    568,589
                                          ============

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, this security amounted to $51,765 or 0.28% of net assets.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
 SP  Sponsored American Depositary Receipt
ADR
 SP  Sponsored Global Depositary Receipt
GDR

As of October 31, 1999, the Fund has entered into the following forward foreign currency contracts:

FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

                                                                       UNREALIZED
   CURRENCY     CONTRACTS TO  SETTLEMENT  CONTRACTS AT  IN EXCHANGE   APPRECIATION
    VALUE         RECEIVE       DATES        VALUE      FOR U.S. $   (DEPRECIATION)
    -----         -------       -----        -----      ----------   --------------
757,582.......         HK      11/01/99     $ 97,515     $ 97,498        $  17
75,108,670....         KR      11/02/99       62,617       62,863         (246)
74,816........         SA      11/02/99       12,176       12,170            6
33,720,188,650..        TU     11/01/99       70,114       70,428         (314)
                                            --------     --------        -----
                                            $242,422     $242,959        $(537)
                                            ========     ========        =====

-------------------------------------------------

 HK  Hong Kong Dollars
 KR  Korean Won
 SA  South African Rand
 TU  Turkey Lira

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 29

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                       OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                         MARKET
SHARES                                                   VALUE
------                                                   -----
COMMON STOCKS - 61.81%
            CONSUMER NON-DURABLES - 10.25%
   90,000   Bestfoods...............................  $  5,287,500
  167,100   Gillette Co.............................     6,046,931
   90,400   Interpublic Group of Companies, Inc.....     3,672,500
   73,800   Newell Rubbermaid, Inc..................     2,555,325
   78,000   Procter & Gamble Co.....................     8,180,250
                                                      ------------
                                                        25,742,506
                                                      ------------
            ELECTRICAL - 2.67%
   49,400   General Electric Co.....................     6,696,788
                                                      ------------
            ENTERTAINMENT AND LEISURE - 1.74%
   60,000   Carnival Corp...........................     2,670,000
   65,000   The Walt Disney Co......................     1,714,375
                                                      ------------
                                                         4,384,375
                                                      ------------
            FINANCE - 5.49%
   29,600   American Express Co.....................     4,558,400
   52,500   American International Group, Inc.......     5,404,218
   80,000   Wells Fargo Co..........................     3,830,000
                                                      ------------
                                                        13,792,618
                                                      ------------
            FOOD AND BEVERAGE - 2.94%
  125,000   Coca-Cola Co............................     7,375,000
                                                      ------------
            HEALTH CARE SERVICES - 5.50%
   64,000   Johnson & Johnson.......................     6,704,000
  180,000   Pfizer, Inc.............................     7,110,000
                                                      ------------
                                                        13,814,000
                                                      ------------
            LODGING - 1.41%
  105,000   Marriott International, Inc., Class A..      3,537,188
                                                      ------------
            MEDICAL SUPPLIES - 3.29%
  180,000   Boston Scientific Corp. *...............     3,622,500
  134,400   Medtronic, Inc..........................     4,653,600
                                                      ------------
                                                         8,276,100
                                                      ------------
            PHARMACEUTICALS - 2.70%
   88,200   Bristol-Myers Squibb Co.................     6,774,863
                                                      ------------
            RESTAURANTS - 2.63%
  160,000   McDonald's Corp.........................     6,600,000
                                                      ------------
            RETAIL - 4.96%
   43,800   Costco Wholesale Corp. *................     3,516,318
   68,250   Gap, Inc................................     2,533,781
   85,000   Home Depot, Inc.........................     6,417,500
                                                      ------------
                                                        12,467,599
                                                      ------------
            TECHNOLOGY - 14.17%
   50,000   EMC Corp. *.............................     3,650,000
   65,000   Electronic Arts, Inc. *.................     5,250,781
  100,000   Electronic Data Systems Corp............     5,850,000
   51,400   Hewlett-Packard Co......................     3,806,813
   52,500   Intel Corp..............................     4,063,828
   47,100   Microsoft Corp. *.......................     4,359,694
                                                        MARKET
SHARES                                                   VALUE
------                                                   -----
            TECHNOLOGY (CONTINUED)
  115,000   Oracle Systems..........................  $  5,473,281
   41,800   Solectron Corp. *.......................     3,145,450
                                                      ------------
                                                        35,599,847
                                                      ------------
            TELECOMMUNICATIONS - 4.06%
   80,700   MCI WorldCom, Inc.......................     6,922,547
   52,000   Tellabs, Inc. *.........................     3,287,375
                                                      ------------
                                                        10,209,922
                                                      ------------
            TOTAL COMMON STOCKS.....................   155,270,806
                                                      ------------
               (Cost $119,416,883)
PAR VALUE
---------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 21.56%
            FEDERAL HOME LOAN BANK - 0.37%
$1,000,000  5.890%, 06/30/08........................       944,190
                                                      ------------
            FEDERAL HOME LOAN
            MORTGAGE CORPORATION - 2.82%
  750,000   6.400%, 12/13/06, Debenture.............       739,853
1,750,000   6.700%, 01/05/07, Global Bond...........     1,753,710
  600,000   7.500%, 03/15/07, CMO, Class J..........       600,324
  175,000   6.000%, 04/15/08, CMO, Class K..........       173,372
3,250,000   5.125%, 10/15/08........................     2,911,318
  500,000   6.500%, 07/15/20, CMO, Class F..........       498,025
  400,000   6.500%, 11/15/20, CMO, Class H..........       395,708
                                                      ------------
                                                         7,072,310
                                                      ------------
            FEDERAL NATIONAL
            MORTGAGE ASSOCIATION - 3.37%
2,500,000   6.250%, 03/20/00, MTN...................     2,505,375
4,000,000   5.750%, 04/15/03........................     3,928,840
2,000,000   7.250%, 01/17/21, CMO, REMIC,
              Class P...............................     2,021,680
                                                      ------------
                                                         8,455,895
                                                      ------------
            GOVERNMENT NATIONAL
            MORTGAGE ASSOCIATION - 0.00% (A)
    1,403   8.500%, 06/15/01........................         1,457
    1,805   9.000%, 09/15/08........................         1,899
                                                      ------------
                                                             3,356
                                                      ------------
            U.S. TREASURY BONDS - 9.10%
4,175,000   7.250%, 05/15/16........................     4,498,103
5,250,000   8.125%, 08/15/19........................     6,184,972
3,550,000   8.000%, 11/15/21........................     4,168,978
4,400,000   6.250%, 08/15/23........................     4,303,596
3,500,000   6.875%, 08/15/25........................     3,694,390
                                                      ------------
                                                        22,850,039
                                                      ------------
            U.S. TREASURY NOTES - 5.90%
5,700,000   6.625%, 04/30/02........................     5,801,232
2,725,000   5.750%, 08/15/03........................     2,704,644

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  30

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                       OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                        MARKET
PAR VALUE                                                VALUE
---------                                                -----
            U.S. TREASURY NOTES (CONTINUED)
$3,650,000  7.875%, 11/15/04........................  $  3,933,787
2,300,000   6.875%, 05/15/06........................     2,388,573
                                                      ------------
                                                        14,828,236
                                                      ------------
            TOTAL U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS.............................    54,154,026
                                                      ------------
               (Cost $55,932,475)
CORPORATE NOTES AND BONDS - 11.47%
            CONSUMER NON-DURABLES - 1.76%
2,000,000   NIKE, Inc.
              6.375%, 12/01/03......................     1,970,000
2,500,000   Warner Lambert Co.
              5.750%, 01/15/03......................     2,450,000
                                                      ------------
                                                         4,420,000
                                                      ------------
            ENERGY - 1.05%
2,750,000   Conoco, Inc.
              5.900%, 04/15/04......................     2,646,875
                                                      ------------
            FINANCE - 5.54%
1,500,000   American Express Co., Senior Notes
              6.750%, 06/23/04......................     1,486,875
2,500,000   Bank of America Corp., Subordinated
              Notes
              6.875%, 02/15/05......................     2,481,250
2,500,000   Citicorp, Subordinated Notes
              7.125%, 05/15/06......................     2,490,625
3,000,000   Ford Motor Credit Corp. 7.000%,
              09/25/01..............................     3,022,500
1,350,000   Household Finance Corp., MTN Senior
              Notes
              7.300%, 07/30/12......................     1,299,375
3,300,000   National Rural Utilities, Collateral
              Trust
              6.200%, 02/01/08......................     3,122,625
                                                      ------------
                                                        13,903,250
                                                      ------------
            MEDICAL PRODUCTS - 0.81%
2,100,000   Amgen, Inc.
              6.500%, 12/01/07......................     2,031,750
                                                      ------------
            RETAIL - 2.11%
  500,000   Penney (J.C.) & Co., Debenture
              9.750%, 06/15/21......................       528,125
2,750,000   Sears Roebuck Acceptance Corp.
              6.700%, 11/15/06......................     2,660,625
2,100,000   Wal-Mart Stores, Senior Notes
              6.875%, 08/10/09......................     2,110,500
                                                      ------------
                                                         5,299,250
                                                      ------------
            SECURITY AND COMMODITY BROKERS - 0.20%
  500,000   Salomon, Inc.
              7.300%, 05/15/02......................       505,000
                                                      ------------
            TOTAL CORPORATE NOTES AND BONDS.........    28,806,125
                                                      ------------
               (Cost $29,725,624)
                                                        MARKET
PAR VALUE                                                VALUE
---------                                                -----
ASSET-BACKED SECURITIES - 2.03%
$1,750,000  Discover Card Master Trust 1
              Series 1998-7, Class A
              5.600%, 05/15/06......................  $  1,681,969
1,750,000   First USA Credit Card Master Trust
              Series 1997-6, Class A
              6.420%, 03/17/05......................     1,746,273
1,750,000   PECO Energy Transition Trust
              Series 1999-A, Class A6
              6.050%, 03/01/09......................     1,655,833
                                                      ------------
            TOTAL ASSET-BACKED SECURITIES...........     5,084,075
                                                      ------------
               (Cost $5,180,930)
REPURCHASE AGREEMENT - 2.60%
6,533,000   Bankers Trust 4.880%, dated 10/29/99 to
              be repurchased on 11/01/99 at
              $6,535,657 (Collateralized by U.S.
              Treasury Bill 4.86% due 12/02/99;
              Total Par $6,698,000).................     6,533,000
                                                      ------------
            TOTAL REPURCHASE AGREEMENT..............     6,533,000
                                                      ------------
               (Cost $6,533,000)
SHARES
------
INVESTMENT COMPANIES - 0.04%
   90,839   Bankers Trust Institutional Cash
              Management Fund.......................        90,839
   20,666   Bankers Trust Institutional Treasury
              Money Fund............................        20,666
                                                      ------------
            TOTAL INVESTMENT COMPANIES..............       111,505
                                                      ------------
               (Cost $111,505)
TOTAL INVESTMENTS - 99.51%..........................   249,959,537
                                                      ------------
   (Cost $216,900,417)**
NET OTHER ASSETS AND LIABILITIES - 0.49%............     1,232,512
                                                      ------------
NET ASSETS - 100.00%................................  $251,192,049
                                                      ============

------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $217,040,040.


     Gross unrealized appreciation.......  $40,535,537
     Gross unrealized depreciation.......   (7,616,040)
                                           -----------
     Net unrealized appreciation.........  $32,919,497
                                           ===========

(A)  Amount represents less than 0.01%
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note
REMIC Real Estate Mortgage Investment Conduit

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 31

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                       OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

     PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Common Stocks.....................................   62%
U.S. Government Obligations.......................   15%
U.S. Government Agency Obligations................    7%
Repurchase Agreement..............................    3%
Corporate Notes and Bonds:
Aaa...............................................    2%
Aa................................................    4%
A.................................................    7%
                                                    ---
                                                    100%
                                                    ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  32

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                           OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
COMMON STOCKS - 57.07%
             ADVERTISING - 1.49%
     50,000  Omnicom Group, Inc......................  $  4,400,000
                                                       ------------
             BUSINESS SERVICES - 1.81%
    135,000  Paychex, Inc............................     5,319,844
                                                       ------------
             CAPITAL GOODS - 2.25%
     75,000  Pitney Bowes, Inc.......................     3,417,188
     80,000  Tyco International Ltd..................     3,195,000
                                                       ------------
                                                          6,612,188
                                                       ------------
             CHEMICALS - 0.87%
     55,000  Praxair, Inc............................     2,571,250
                                                       ------------
             COMMERCIAL SERVICES - 1.15%
    100,000  Ecolab, Inc.............................     3,381,250
                                                       ------------
             CONSUMER DURABLES - 4.67%
     90,000  Harley-Davidson, Inc....................     5,338,125
     65,000  Illinois Tool Works, Inc................     4,761,250
     60,000  Johnson Controls, Inc...................     3,645,000
                                                       ------------
                                                         13,744,375
                                                       ------------
             CONSUMER NON-DURABLES - 3.66%
     70,000  Cintas Corp.............................     4,215,313
     80,000  Newell Rubbermaid, Inc..................     2,770,000
     36,000  Procter & Gamble Co.....................     3,775,500
                                                       ------------
                                                         10,760,813
                                                       ------------
             ELECTRICAL - 2.30%
     50,000  General Electric Co.....................     6,778,125
                                                       ------------
             ENTERTAINMENT AND LEISURE - 1.28%
     85,000  Carnival Corp...........................     3,782,500
                                                       ------------
             FINANCE - 8.71%
     80,000  AFLAC Inc...............................     4,090,000
     50,000  American International Group, Inc.......     5,146,875
    100,000  Associates First Capital Corp.,
               Class A...............................     3,650,000
     90,000  Federal Home Loan Mortgage Corp.........     4,865,625
    145,000  MBNA Corp...............................     4,005,625
    100,000  Schwab (Charles) Corp...................     3,893,750
                                                       ------------
                                                         25,651,875
                                                       ------------
             FOOD AND BEVERAGE - 2.61%
    200,000  Sysco Corp..............................     7,687,500
                                                       ------------
             HEALTH CARE SERVICES - 2.16%
     65,000  Cardinal Health, Inc....................     2,803,125
     90,000  Pfizer, Inc.............................     3,555,000
                                                       ------------
                                                          6,358,125
                                                       ------------
             MEDICAL SUPPLIES - 1.62%
    200,000  Sybron International Corp. *............     4,762,500
                                                       ------------
             OIL AND GAS EXTRACTION - 1.44%
     70,000  Schlumberger Ltd........................     4,239,375
                                                       ------------
                                                          MARKET
SHARES                                                    VALUE
------                                                    -----
             PHARMACEUTICALS - 0.97%
     36,000  Merck & Co., Inc........................  $  2,864,250
                                                       ------------
             RETAIL - 2.64%
     50,000  Kohl's Corp. *..........................     3,740,625
    160,000  Walgreen Co.............................     4,030,000
                                                       ------------
                                                          7,770,625
                                                       ------------
             TECHNOLOGY - 13.54%
    100,000  Cisco Systems, Inc. *...................     7,403,125
     90,000  Computer Associates
               International, Inc....................     5,085,000
     50,000  Computer Sciences Corp. *...............     3,434,375
    120,000  EMC Corp. *.............................     8,760,000
     50,000  Microsoft Corp. *.......................     4,628,125
     70,000  Solectron Corp. *.......................     5,267,500
     50,000  Sun Microsystems, Inc. *................     5,289,062
                                                       ------------
                                                         39,867,187
                                                       ------------
             TELECOMMUNICATIONS - 3.90%
     80,000  AES Corp. *.............................     4,515,000
    110,000  Tellabs, Inc. *.........................     6,954,062
                                                       ------------
                                                         11,469,062
                                                       ------------
             TOTAL COMMON STOCKS.....................   168,020,844
                                                       ------------
                (Cost $89,664,891)

PAR VALUE
---------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 19.86%
             FEDERAL HOME LOAN BANK - 0.67%
$ 2,000,000  6.000%, 08/15/02........................     1,983,640
                                                       ------------
             FEDERAL HOME LOAN
             MORTGAGE CORPORATION - 2.87%
  3,500,000  5.750%, 07/15/03........................     3,428,950
  1,000,000  5.850%, 02/21/06, Debenture.............       961,730
    605,347  7.500%, 04/01/08, Debenture, Gold
               Pool # E46250.........................       613,289
    639,697  6.500%, 06/01/09, Gold
               Pool # E59122.........................       627,703
  3,600,000  6.000%, 10/15/11, CMO, Interest Only,
               Series 2102, Class TY.................       546,188
  2,315,907  6.500%, 01/01/14,
               Gold Pool # E00619....................     2,272,484
                                                       ------------
                                                          8,450,344
                                                       ------------
             FEDERAL NATIONAL
             MORTGAGE ASSOCIATION - 4.93%
  3,500,000  5.625%, 03/15/01........................     3,479,945
    575,388  6.900%, 12/25/03, CMO,
               Pool # 093-70, REMIC..................       575,630
    965,495  7.000%, 01/01/13, Pool # 313966.........       964,588
    725,231  7.000%, 03/01/13, Pool # 251572.........       724,549
  1,487,883  6.000%, 08/01/13, Pool # 323250.........     1,430,689
    265,386  7.000%, 07/25/17, CMO, REMIC,
               Pool # 001993, Interest Only..........         7,800
    587,420  7.500%, 02/01/23, Pool # 050706.........       588,889
    181,851  9.000%, 05/01/25, Pool # 250239.........       190,375

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 33

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                           OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
             FEDERAL NATIONAL
             MORTGAGE ASSOCIATION (CONTINUED)
$ 1,306,068  6.500%, 12/01/27, Pool # 402846.........  $  1,252,192
    592,479  6.500%, 02/01/28, Pool # 398205.........       568,039
  2,220,393  7.000%, 08/01/28, Pool # 437140.........     2,181,536
  1,185,296  6.500%, 09/01/28, Pool # 430877.........     1,136,403
  1,464,195  6.500%, 03/01/29, Pool # 489367.........     1,403,797
                                                       ------------
                                                         14,504,432
                                                       ------------
             GOVERNMENT NATIONAL
             MORTGAGE ASSOCIATION - 4.76%
    263,994  7.000%, 06/15/08, Pool # 348818.........       263,994
  1,783,404  7.000%, 12/15/11, Pool # 781011.........     1,784,510
    430,935  8.000%, 03/15/17, Pool # 207880.........       440,630
    538,307  8.000%, 06/15/17, Pool # 191897.........       550,419
  1,100,518  7.000%, 09/15/23, Pool # 361807.........     1,079,883
    546,991  7.000%, 10/15/23, Pool # 345894.........       536,735
    731,582  7.000%, 10/15/23, Pool # 370850.........       717,865
  2,875,655  7.500%, 07/15/25, Pool # 409561.........     2,884,627
  1,156,402  6.500%, 03/15/26, Pool # 422527.........     1,105,439
    263,303  7.500%, 06/15/27, Pool # 446811.........       264,124
  1,289,750  7.500%, 06/15/27, Pool # 447652.........     1,293,774
    804,712  6.500%, 08/15/27, Pool # 780615.........       769,755
    400,367  7.500%, 07/15/28, Pool # 464709.........       401,616
  1,954,933  7.000%, 03/15/29, Pool # 505567.........     1,918,278
                                                       ------------
                                                         14,011,649
                                                       ------------
             U.S. TREASURY BONDS - 1.89%
  1,500,000  7.125%, 02/15/23........................     1,617,165
  2,100,000  6.250%, 08/15/23........................     2,053,989
  2,000,000  6.000%, 02/15/26........................     1,896,200
                                                       ------------
                                                          5,567,354
                                                       ------------
             U.S. TREASURY NOTES - 4.74%
  3,000,000  6.375%, 08/15/02........................     3,038,100
  5,000,000  5.750%, 08/15/03........................     4,962,650
  2,400,000  5.875%, 02/15/04........................     2,393,904
  3,500,000  6.500%, 08/15/05........................     3,565,275
                                                       ------------
                                                         13,959,929
                                                       ------------
             TOTAL U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS.............................    58,477,348
                                                       ------------
                (Cost $59,138,870)
CORPORATE NOTES AND BONDS - 13.21%
             ENERGY - 1.43%
  2,000,000  Ashland, Inc., Senior Notes 6.625%,
               02/15/08..............................     1,902,500
  1,100,000  CMS Energy Corp 7.625%, 11/15/04........     1,062,875
  1,250,000  Williams Co., Inc. 5.950%, 02/15/00
               (A)...................................     1,250,000
                                                       ------------
                                                          4,215,375
                                                       ------------
             FINANCE - 4.28%
  1,500,000  Advanta Corp., MTN 7.000%, 05/01/01.....     1,406,250
  1,250,000  Chelsea GCA Realty Partnership, REIT
               7.250%, 10/21/07......................     1,159,375
                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
             FINANCE (CONTINUED)
$ 1,000,000  Continental Corp. 7.250%, 03/01/03......  $    990,000
    625,000  Duke Capital Corp. 7.250%, 10/01/04.....       629,688
  1,000,000  DVI, Inc., Senior Notes 9.875%,
               02/01/04..............................       975,000
  2,000,000  HSBC America Capital II 8.380%, 05/15/27
               (A)...................................     1,932,500
  2,000,000  Metropolitan Life Insurance Co. 6.300%,
               11/01/03 (A)..........................     1,930,000
  1,000,000  Pacific Mutual Life Insurance Co.
               7.900%, 12/30/23 (A)..................     1,021,250
  1,500,000  Prudential Insurance Co. of America
               7.650%, 07/01/07 (A)..................     1,507,500
  1,000,000  Prudential Insurance Co. of America
               8.300%, 07/01/25 (A)..................     1,041,140
                                                       ------------
                                                         12,592,703
                                                       ------------
             FOOD AND BEVERAGE - 0.58%
  1,000,000  Nabisco, Inc. 6.700%, 06/15/02..........       987,500
    750,000  Nabisco, Inc. 6.850%, 06/15/05..........       724,688
                                                       ------------
                                                          1,712,188
                                                       ------------
             HEALTH CARE SERVICES - 1.47%
  1,500,000  HealthSouth Corp., Senior Notes 6.875%,
               06/15/05..............................     1,325,625
  1,100,000  Hospital Corp. of America, Debenture
               6.049%, 06/01/00 (B)..................     1,044,651
  1,800,000  Omnicare, Inc. 5.000%. 12/01/07.........     1,147,500
  1,000,000  Tenet Healthcare Corp. Subordinated
               Notes 6.000%, 12/01/05................       798,750
                                                       ------------
                                                          4,316,526
                                                       ------------
             METALS & MINING - 0.59%
  1,800,000  Lukens, Inc. 7.625%, 08/01/04...........     1,737,000
                                                       ------------
             PRINTING AND PUBLISHING - 0.64%
  2,000,000  News America Holdings Inc. Senior
               Debenture 7.750%, 02/01/24............     1,887,500
                                                       ------------
             RETAIL - 1.15%
  2,000,000  Kmart Corp., Debenture 7.950%,
               02/01/23..............................     1,787,500
  2,975,000  Pep Boys - Manny, Moe & Jack 3.031%,
               09/20/11 (B)..........................     1,595,344
                                                       ------------
                                                          3,382,844
                                                       ------------
             TECHNOLOGY - 1.02%
  1,500,000  Motorola, Inc. 6.500%, 11/15/28.........     1,318,125
  2,000,000  Thermo Electron Corp. Subordinated
               Debenture 4.250%, 01/01/03 (A)........     1,680,000
                                                       ------------
                                                          2,998,125
                                                       ------------
             TELECOMMUNICATIONS - 0.63%
  2,000,000  AT&T Corp. 6.000%, 03/15/09.............     1,852,500
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  34

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                           OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
             TRANSPORTATION - 0.70%
$ 1,675,000  American Airlines, Inc. 6.855%,
               04/15/09..............................  $  1,662,588
    391,034  Delta Air Lines Equipment Trust
               Series 1992-A 8.540%, 01/02/07........       402,100
                                                       ------------
                                                          2,064,688
                                                       ------------
             UTILITIES - 0.72%
  1,000,000  Gulf States Utilities, First Mortgage
               Series A 8.250%, 04/01/04.............     1,031,250
  1,500,000  Niagara Mohawk Power Corp. Series F,
               Senior Notes 8.500%, 07/01/10.........     1,096,875
                                                       ------------
                                                          2,128,125
                                                       ------------
             TOTAL CORPORATE NOTES AND BONDS.........    38,887,574
                                                       ------------
                (Cost $40,989,671)
YANKEE BONDS - 1.38%
    750,000  Chilgener S.A. (Chile) 6.500%,
               01/15/06..............................       658,125
  1,000,000  Petroliam Nasional Berhad 7.625%,
               10/15/26 (A)..........................       855,000
  1,332,833  Province of Mendoza Collateral Oil
               Royalty Note 10.000%, 07/25/02 (A)....     1,322,837
  1,250,000  Skandinaviska Enskilda Subordinated
               Notes 5.656%, 03/29/49 (A)............     1,225,000
                                                       ------------
             TOTAL YANKEE BONDS......................     4,060,962
                                                       ------------
                (Cost $3,915,458)
NON-AGENCY/CMO MORTGAGE SECURITIES - 1.19%
  1,500,000  GE Capital Mortgage Services, Inc., CMO,
               REMIC Series 1998-9, Class A15
               6.500%, 06/25/28 (C)..................     1,489,350
    600,000  Midland Realty Acceptance Corp., CMO
               Series 1996-C001, Class A2 7.475%,
               08/25/28 (C)..........................       608,391
  1,000,000  Morgan (J.P.) Commercial Mortgage
               Finance Corp. Series 1997-C7,
               Class A2, CMO 6.507%, 10/15/35 (C)....       950,469
    487,851  Nomura Asset Securities Corp.
               Series 1998-D6, Class A1A 6.280%,
               03/17/28..............................       469,630
                                                       ------------
             TOTAL NON-AGENCY/CMO MORTGAGE
             SECURITIES..............................     3,517,840
                                                       ------------
                (Cost $3,603,337)
ASSET-BACKED SECURITIES - 1.12%
  2,000,000  Chemical Master Credit Card Trust I
               Series 1996-1, Class A 5.550%,
               09/15/03..............................     1,987,660
                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
$ 1,335,538  DVI Receivables Corp. Series 1998-1,
               Class A2 6.035%, 04/10/06 (A).........  $  1,328,860
                                                       ------------
             TOTAL ASSET-BACKED SECURITIES...........     3,316,520
                                                       ------------
                (Cost $3,316,769)
REPURCHASE AGREEMENT - 5.41%
 15,920,000  Bank One 4.900%, dated 10/29/99 to be
               repurchased on 11/01/99 at $15,926,501
               (Collateralized by U.S. Treasury Note
               5.625% due 12/31/02; Total Par
               $16,081,000)..........................    15,920,000
                                                       ------------
             TOTAL REPURCHASE AGREEMENT..............    15,920,000
                                                       ------------
                (Cost $15,920,000)
TOTAL INVESTMENTS - 99.24%...........................   292,201,088
                                                       ------------
   (Cost $216,548,996)**
NET OTHER ASSETS AND LIABILITIES - 0.76%.............     2,224,929
                                                       ------------
NET ASSETS - 100.00%.................................  $294,426,017
                                                       ============

------------------------------------------------

  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $216,548,996.


     Gross unrealized appreciation......  $ 81,190,552
     Gross unrealized depreciation......    (5,538,460)
                                          ------------
     Net unrealized appreciation........  $ 75,652,092
                                          ============

(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, these securities amounted to $15,094,087 or 5.13% of net assets.
(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
(C) Standard & Poor's-Registered Trademark- (S&P-Registered Trademark-) credit ratings are used in the absense of a rating by Moody's Investors, Inc.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note
REIT Real Estate Investment Trust
REMIC Real Estate Mortgage Investment Conduit

     PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Common Stocks.....................................   58%
Repurchase Agreement..............................    5%
U.S. Government Obligations.......................    7%
U.S. Government Agency Obligations................   13%
Corporate Notes and Bonds:
Aaa...............................................    2%
Aa................................................    1%
A.................................................    4%
Baa...............................................    6%
Ba................................................    3%
NR................................................    1%
                                                    ---
                                                    100%
                                                    ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 35

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST BOND FUND                               OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 54.32%
             FEDERAL HOME LOAN BANK - 1.86%
$ 2,500,000  6.000%, 08/15/02........................  $  2,479,550
                                                       ------------
             FEDERAL HOME LOAN
             MORTGAGE CORPORATION - 8.78%
  4,000,000  5.750%, 07/15/03........................     3,918,800
  2,500,000  5.850%, 02/21/06, Debenture.............     2,404,325
  5,500,000  6.000%, 11/15/10, CMO,
               Pool # 002115.........................       646,250
  1,065,754  6.500%, 01/01/11, Gold
               Pool # E00413.........................     1,045,772
    984,449  6.500%, 11/01/11, Gold
               Pool # G10607.........................       965,990
  2,779,089  6.500%, 01/01/14, Gold
               Pool # E00619.........................     2,726,981
                                                       ------------
                                                         11,708,118
                                                       ------------
             FEDERAL NATIONAL
             MORTGAGE ASSOCIATION - 15.92%
  4,000,000  5.625%, 03/15/01........................     3,977,080
  1,609,159  7.000%, 01/01/13, Pool # 313966.........     1,607,646
  1,232,892  7.000%, 03/01/13, Pool # 251572.........     1,231,734
  2,689,631  6.000%, 06/01/13, Pool # 429584.........     2,586,241
  2,275,586  6.000%, 08/01/13, Pool # 323250.........     2,188,113
  1,092,781  7.500%, 07/01/23, Pool # 226065.........     1,095,513
  1,365,170  7.500%, 11/01/27, Pool # 402193.........     1,368,583
  1,896,474  6.500%, 09/01/28, Pool # 430877.........     1,818,245
  2,864,458  6.500%, 10/01/28, Pool # 442329.........     2,746,299
  2,616,855  7.500%, 10/01/29, Pool # 252874.........     2,621,762
                                                       ------------
                                                         21,241,216
                                                       ------------
             GOVERNMENT NATIONAL
             MORTGAGE ASSOCIATION - 5.74%
    957,234  7.000%, 10/15/23, Pool # 345894.........       939,286
  1,156,402  6.500%, 03/15/26, Pool # 422527.........     1,105,440
  1,085,958  7.000%, 06/15/27, Pool # 780584.........     1,066,270
  1,670,413  6.500%, 09/20/27, Pool # 002482.........     1,589,498
  1,040,954  7.500%, 07/15/28, Pool # 464709.........     1,044,201
  1,954,933  7.000%, 03/15/29, Pool # 505567.........     1,918,278
                                                       ------------
                                                          7,662,973
                                                       ------------
             U.S. TREASURY BONDS - 8.62%
  2,000,000  7.500%, 05/15/02........................     2,075,280
  2,500,000  7.125%, 02/15/23........................     2,695,275
  3,000,000  6.250%, 08/15/23........................     2,934,270
   ,000,000  6.000%, 02/15/26........................     3,792,400
                                                       ------------
                                                         11,497,225
                                                       ------------
             U.S. TREASURY NOTES - 13.40%
  2,500,000  7.125%, 02/29/00........................     2,515,650
  3,500,000  6.375%, 08/15/02........................     3,544,450
  4,000,000  5.750%, 08/15/03........................     3,970,120
  1,750,000  7.250%, 05/15/04........................     1,833,598
  2,000,000  6.500%, 05/15/05........................     2,037,040
  4,000,000  6.125%, 08/15/07........................     3,983,640
                                                       ------------
                                                         17,884,498
                                                       ------------
             TOTAL U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS.............................    72,473,580
                                                       ------------
                (Cost $75,274,581)
                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
CORPORATE NOTES AND BONDS - 31.58%
             ENERGY - 3.13%
$ 1,500,000  Ashland, Inc. 6.625%, 02/15/08..........  $  1,426,875
  1,300,000  CMS Energy Corp 7.625%, 11/15/04........     1,256,125
  1,500,000  Williams Co., Inc. 5.950%, 02/15/00
               (A)...................................     1,500,000
                                                       ------------
                                                          4,183,000
                                                       ------------
             FINANCE - 9.85%
  2,000,000  Advanta Corp., MTN 7.000%, 05/01/01.....     1,875,000
  1,700,000  Chelsea GCA Realty Partnership, REIT
               7.250%, 10/21/07......................     1,576,750
  1,000,000  Continental Corp. 7.250%, 03/01/03......       990,000
  1,250,000  Duke Capital Corp. 7.250%, 10/01/04.....     1,259,375
    500,000  DVI, Inc., Senior Notes 9.875%,
               02/01/04..............................       487,500
    500,000  HSBC America Capital I 7.808%, 12/15/26
               (A)...................................       458,750
  2,000,000  HSBC America Capital II 8.380%, 05/15/27
               (A)...................................     1,932,500
  1,500,000  Metropolitan Life Insurance Co. 6.300%,
               11/01/03 (A)..........................     1,447,500
  1,520,000  Pacific Mutual Life Insurance Co.
               7.900%, 12/30/23 (A)..................     1,552,300
  1,500,000  Prudential Insurance Co. of America
               8.300%, 07/01/25 (A)..................     1,561,710
                                                       ------------
                                                         13,141,385
                                                       ------------
             FOOD AND BEVERAGE - 1.63%
  2,250,000  Nabisco, Inc. 6.850%, 06/15/05..........     2,174,062
                                                       ------------
             HEALTHCARE SERVICES - 3.84%
  1,000,000  Columbia Healthcare Corp. 6.125%,
               12/15/00..............................       973,750
  2,000,000  HealthSouth Corp., Senior Notes 6.875%,
               06/15/05..............................     1,767,500
  1,850,000  Omnicare, Inc. 5.000, 12/01/07..........     1,179,375
  1,500,000  Tenet Healthcare Corp. 6.000%,
               12/01/05..............................     1,198,125
                                                       ------------
                                                          5,118,750
                                                       ------------
             METALS & MINING - 1.59%
  2,200,000  Lukens, Inc. 7.625%, 08/01/04...........     2,123,000
                                                       ------------
             PRINTING AND PUBLISHING - 0.71%
  1,000,000  News America Holdings 7.750%,
               01/20/24..............................       942,500
                                                       ------------
             RETAIL - 2.39%
  2,375,000  Kmart Corp., Debenture 7.950%,
               02/01/23..............................     2,122,656
  2,000,000  Pep Boys - Manny, Moe & Jack 3.031%,
               09/20/11 (B)..........................     1,072,500
                                                       ------------
                                                          3,195,156
                                                       ------------
             TECHNOLOGY - 2.89%
  2,000,000  Motorola, Inc. 6.500%, 11/15/28.........     1,757,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  36

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST BOND FUND                               OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----
             TECHNOLOGY (CONTINUED)
$ 2,500,000  Thermo Electron Corp. Subordinated
               Debenture 4.250%, 01/01/03 (A)........  $  2,100,000
                                                       ------------
                                                          3,857,500
                                                       ------------
             TELECOMMUNICATIONS - 1.91%
  2,750,000  AT&T Corp. 6.000%, 03/15/09.............     2,547,187
                                                       ------------
             TRANSPORTATION - 1.49%
  2,000,000  American Airlines, Inc. 6.855%,
               04/15/09..............................     1,985,180
                                                       ------------
             UTILITIES - 2.15%
  1,500,000  Gulf States Utilities, First Mortgage,
               Series A 8.250%, 04/01/04.............     1,546,875
  1,800,000  Niagara Mohawk Power Series F, Senior
               Notes 8.500%, 07/01/10................     1,316,250
                                                       ------------
                                                          2,863,125
                                                       ------------
             TOTAL CORPORATE NOTES AND BONDS.........    42,130,845
                                                       ------------
                (Cost $43,343,556)
YANKEE BONDS - 4.11%
    500,000  Chilgener S.A. Yankee (Chile) 6.500%,
               01/15/06..............................       438,750
  1,000,000  Petroliam Nasional Berhad 7.625%,
               10/15/26 (A)..........................       855,000
  2,734,415  Province of Mendoza Collateral Oil
               Royalty Note 10.000%, 07/25/02 (A)....     2,713,908
  1,500,000  Skandinaviska Enskilda, Subordinated
               Notes 5.656%, 03/29/49 (A)............     1,470,000
                                                       ------------
             TOTAL YANKEE BONDS......................     5,477,658
                                                       ------------
                (Cost $5,304,588)
NON-AGENCY/CMO MORTGAGE SECURITIES - 3.41%
  1,000,000  First Union - Lehnman Brothers, CMO
               Series 1997-C2, Class A2 6.600%,
               05/18/07..............................       978,750
  1,500,000  GE Capital Mortgage Services, Inc., CMO,
               REMIC Series 1998-9, Class A15
               6.500%, 06/25/28 (C)..................     1,489,350
    875,000  Midland Realty Acceptance Corp., CMO
               Series 1996-C001, Class A2 7.475%,
               08/25/28 (C)..........................       887,236
   ,250,000  Morgan (J.P.) Commercial Mortgage
               Finance Corp. Series 1997-C7,
               Class A2, CMO 6.507%, 10/15/35 (C)....     1,188,086
                                                       ------------
             TOTAL NON-AGENCY/CMO MORTGAGE
             SECURITIES..............................     4,543,422
                                                       ------------
                (Cost $4,641,307)
                                                          MARKET
PAR VALUE                                                 VALUE
---------                                                 -----

ASSET-BACKED SECURITIES - 1.86%
$ 2,500,000  Chemical Master Credit Card Trust I
               Series 1996-1, Class A 5.550%,
               09/15/03..............................  $  2,484,575
                                                       ------------
             TOTAL ASSET-BACKED SECURITIES...........     2,484,575
                                                       ------------
                (Cost $2,455,286)
REPURCHASE AGREEMENT - 2.41%
  3,217,000  Bank One 4.900%, dated 10/29/99 to be
               repurchased on 11/01/99 at $3,218,314
               (Collateralized by U.S. Treasury Note
               5.625% due 12/31/02; Total Par
               $3,261,000)...........................     3,217,000
                                                       ------------
             TOTAL REPURCHASE AGREEMENT..............     3,217,000
                                                       ------------
                (Cost 3,217,000)
TOTAL INVESTMENTS - 97.69%...........................   130,327,080
                                                       ------------
   (Cost $134,236,318)*
NET OTHER ASSETS AND LIABILITIES - 2.31%.............     3,081,075
                                                       ------------
NET ASSETS - 100.00%.................................  $133,408,155
                                                       ============

------------------------------------------------

  *  Aggregate cost for Federal income tax purposes is $134,302,975.


Gross unrealized appreciation.....................  $   661,492
Gross unrealized depreciation.....................   (4,637,387)
                                                    -----------
Net unrealized appreciation.......................  $(3,975,895)
                                                    ===========

(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1999, these securities amounted to $15,591,668 or 11.69% of net assets.
(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
(C) Standard & Poor's (S&P) credit ratings are used in the absense of a rating by Moody's Investors, Inc.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note
REIT Real Estate Investment Trust
REMIC Real Estate Mortgage Investment Conduit

             PORTFOLIO COMPOSITION (MOODY'S RATINGS)
     Repurchase Agreement...................................    2%
     U.S. Government Obligations............................   33%
     U.S. Government Agency Obligations.....................   22%
     Corporate Notes and Bonds:
     Aaa....................................................    5%
     Aa.....................................................    2%
     A......................................................   10%
     Baa....................................................   15%
     Ba.....................................................    7%
     B......................................................    2%
     NR.....................................................    2%
                                                              ---
                                                              100%
                                                              ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 37

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                     OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                       MARKET
PAR VALUE                                               VALUE
---------                                               -----
MUNICIPAL SECURITIES - 96.76%
           ALASKA - 1.53%
$280,000   Anchorage, Alaska, G.O. 5.000%,
             07/01/13..............................  $   262,676
                                                     -----------
           ARIZONA - 5.62%
 300,000   Phoenix, Series 1999, G.O. 5.250%,
             07/01/12..............................      296,292
 450,000   Salt River Project Electric System
             Revenue Refunding, Series A 5.500%,
             01/01/05..............................      464,765
 200,000   Tucson, Arizona Water Revenue 5.400%,
             07/01/05..............................      205,932
                                                     -----------
                                                         966,989
                                                     -----------
           CALIFORNIA - 2.06%
 350,000   San Francisco City & County Airports
             Revenue Series-23A 5.500%, 05/01/10
             Insured: FGIC.........................      355,159
                                                     -----------
           FLORIDA - 5.30%
 265,000   Dade County, Florida State School
             District, G.O. 5.000%, 07/15/02
             Insured: MBIA.........................      269,378
 250,000   Hillsborough County, G.O. 5.000%,
             07/01/11 Insured: MBIA................      242,775
 200,000   Manatee County Pollution Control Revenue
             Florida Power & Light Co. Project
             3.500%, 09/01/24 (A)..................      200,000
 200,000   St. Lucie County Pollution Control
             Revenue Florida Power & Light Co.
             Project 3.500%, 01/01/26 (A)..........      200,000
                                                     -----------
                                                         912,153
                                                     -----------
           GEORGIA - 4.74%
 330,000   Atlanta Water and Waste Revenue
             Series A 5.000%, 11/01/09 Insured:
             FGIC..................................      325,281
 250,000   State of Georgia, Series A, G.O. 6.100%,
             03/01/05..............................      266,472
 200,000   State of Georgia, Series D, G.O. 6.700%,
             08/01/09..............................      225,236
                                                     -----------
                                                         816,989
                                                     -----------
           ILLINOIS - 4.43%
 200,000   Chicago Emergency Telephone System, G.O.
             5.250%, 01/01/12 Insured: FGIC........      193,000
 250,000   Cook County, Illinois, Series A, G.O.
             5.000%, 11/15/15 Insured: FGIC........      224,107
 350,000   State of Illinois, G.O. 5.000%,
             03/01/08..............................      345,870
                                                     -----------
                                                         762,977
                                                     -----------
           KENTUCKY - 2.10%
 350,000   Kentucky State Turnpike Authority
             Economic Development Revenue 5.700%,
             01/01/03..............................      360,853
                                                     -----------
                                                       MARKET
PAR VALUE                                              VALUE
---------                                              -----
           MICHIGAN - 4.71%
$300,000   Clarkston Community Schools 5.000%,
             05/01/06 Insured: AMBAC...............  $   301,404
 250,000   Michigan State Trunk Line, Series A
             5.500%, 11/01/16......................      242,353
 260,000   Utica Community Schools 5.375%, 05/01/04
             Insured: FGIC.........................      267,103
                                                     -----------
                                                         810,860
                                                     -----------
           MINNESOTA - 3.87%
 245,000   Minneapolis & St. Paul Housing Finance
             Board Revenue 5.050%, 11/01/07 (B)....      240,389
 250,000   Minneapolis & St. Paul Metropolitan
             Airport Revenue, Series B 5.250%,
             01/01/15 Insured: AMBAC...............      231,825
 200,000   Shakopee Independent School District,
             G.O. 4.500%, 02/01/06.................      194,828
                                                     -----------
                                                         667,042
                                                     -----------
           MISSISSIPPI - 2.12%
 350,000   State of Mississippi, Series I 5.750%,
             11/01/09 (B)..........................      365,285
                                                     -----------
           NEBRASKA - 3.69%
 200,000   American Public Energy Agency Revenue,
             Series A 4.250%, 06/01/06 Insured:
             AMBAC.................................      188,600
 250,000   American Public Energy Agency Revenue,
             Series C 4.300%, 03/01/11 Insured:
             AMBAC.................................      219,995
 250,000   Nebraska Public Power District Revenue,
             Series A 5.000%, 01/01/15 Insured:
             MBIA..................................      227,277
                                                     -----------
                                                         635,872
                                                     -----------
           NEVADA - 3.80%
 350,000   Clark County, Nevada School District,
             G.O. 6.400%, 06/15/06 Insured: FGIC...      380,485
 300,000   State of Nevada, G.O. Real Property
             Corp. Certificates 4.375%, 07/01/09...      273,975
                                                     -----------
                                                         654,460
                                                     -----------
           NEW HAMPSHIRE - 1.39%
 250,000   New Hampshire State Housing Finance
             Authority Single Family Revenue,
             Series B 4.850%, 07/01/08.............      238,975
                                                     -----------
           NEW JERSEY - 3.53%
 250,000   State of New Jersey, G.O. 5.000%,
             02/01/06..............................      252,722

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  38

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                     OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                       MARKET
PAR VALUE                                              VALUE
---------                                              -----
           NEW JERSEY (CONTINUED)
$350,000   State of New Jersey Transportation Trust
             Fund Revenue, Series A Escrowed to
             Maturity 5.200%, 12/15/00 Insured:
             AMBAC.................................  $   355,289
                                                     -----------
                                                         608,011
                                                     -----------
           NEW YORK - 5.79%
 300,000   Municipal Assistance Corporation for NYC
             Revenue, Series O 5.250%, 07/01/08....      302,787
 250,000   New York, Series F, G.O. 4.300%,
             08/01/08..............................      227,195
 250,000   New York City Municipal Water Finance
             Authority Revenue, Series A 5.000%,
             06/15/27..............................      212,383
 250,000   New York State Dormitory Authority
             Revenue, Series C 5.100%, 05/15/03....      253,835
                                                     -----------
                                                         996,200
                                                     -----------
           NORTH CAROLINA - 1.57%
 300,000   Durham, G.O. 4.700%, 04/01/14...........      270,948
                                                     -----------
           OHIO - 2.64%
 250,000   Ohio State Highway Capital Improvement,
             Series C, G.O. 5.000%, 05/01/07.......      251,320
 200,000   Ohio State Public Facilities Commission
             (Higher Education), Series II-A
             5.200%, 05/01/01 Insured: AMBAC.......      202,902
                                                     -----------
                                                         454,222
                                                     -----------
           PENNSYLVANIA - 1.21%
 215,000   Pennsylvania Housing Finance Agency
             Single Family Mortgage, Series 47
             5.000%, 10/01/09......................      208,692
                                                     -----------
           PUERTO RICO - 2.49%
 400,000   Commonwealth of Puerto Rico Series A,
             G.O. 6.500%, 07/01/03 Insured: MBIA...      428,376
                                                     -----------
           TENNESSEE - 3.02%
 270,000   Johnson City Water and Sewer, G.O.
             5.250%, 06/01/10 Insured: FGIC........      269,879
 250,000   Memphis, G.O. General Improvement,
             Series B 5.250%, 10/01/10.............      250,092
                                                     -----------
                                                         519,971
                                                     -----------
           TEXAS - 6.70%
 245,000   Denton Independent School District
             Refunding, G.O. 5.000%, 02/15/12......      233,191
                                                       MARKET
PAR VALUE                                              VALUE
---------                                              -----
           TEXAS (CONTINUED)
$200,000   Humble Independent School District
             Refunding, G.O. 5.500%, 02/15/10......  $   203,046
 250,000   Lubbock, G.O. 4.550%, 02/15/12..........      224,427
 280,000   Lubbock Independent School District
             Refunding, G.O. 5.000%, 02/15/09......      277,009
 210,000   Tarrant County Health Facilities
             Development Corp. Health System
             Revenue, Series A 5.500%, 02/15/05
             Insured: MBIA.........................      215,158
                                                     -----------
                                                       1,152,831
                                                     -----------
           UTAH - 5.69%
 300,000   Intermountain Power Agency Power Supply
             Revenue 6.250%, 07/01/07 Insured:
             FSA...................................      322,344
 350,000   Tooele County, Utah Hazardous Waste
             Treatment Revenue 5.700%, 11/01/26....      305,204
 350,000   Utah State Building Ownership Authority
             Lease Revenue, Series A State
             Facilities Master Lease PG-C 5.500%,
             05/15/11 Insured: FSA.................      352,520
                                                     -----------
                                                         980,068
                                                     -----------
           VIRGINIA - 4.56%
 300,000   Newport News, Series B, G.O. 4.750%,
             03/01/11..............................      282,510
 250,000   Virginia State Housing Development
             Authority Commonwealth Mortgage
             Series H 4.750%, 07/01/07.............      241,253
 250,000   Virginia State Public School Authority
             Revenue 5.500%, 08/01/03..............      261,780
                                                     -----------
                                                         785,543
                                                     -----------
           WASHINGTON - 6.81%
 475,000   King County, Series A, G.O. 5.800%,
             01/01/04..............................      494,641
 350,000   Seattle, Series B, G.O. 5.000%,
             12/01/06..............................      351,330
 320,000   State of Washington, G.O. Motor Vehicle
             Fuel, Series R-93C 5.375%,
             09/01/07..............................      326,954
                                                     -----------
                                                       1,172,925
                                                     -----------
           WISCONSIN - 7.39%
 250,000   Fond Du Lac School District, G.O.
             4.500%, 04/01/08 Insured: FGIC........      234,842
 500,000   Green Bay, Series A, G.O. 5.100%,
             04/01/00..............................      502,660

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 39

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                     OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                       MARKET
PAR VALUE                                              VALUE
---------                                              -----
           WISCONSIN (CONTINUED)
$250,000   State of Wisconsin, Series A, G.O.
             5.750%, 05/01/04......................  $   260,908
 300,000   Wisconsin Housing & Economic Development
             Authority Home Ownership Revenue
             Series A 5.375%, 09/01/17.............      274,332
                                                     -----------
                                                       1,272,742
                                                     -----------
           TOTAL MUNICIPAL SECURITIES..............   16,660,819
                                                     -----------
              (Cost $17,258,888)

SHARES
------
INVESTMENT COMPANIES - 3.94%
 272,001   Goldman Sachs Tax Exempt Fund...........      272,001
 407,766   Provident Money Market..................      407,766
                                                     -----------
           TOTAL INVESTMENT COMPANIES..............      679,767
                                                     -----------
              (Cost $679,767)
TOTAL INVESTMENTS - 100.70%........................   17,340,586
                                                     -----------
   (Cost $17,938,655)*
LIABILITIES NET OF CASH AND OTHER ASSETS
- (0.70)%..........................................     (121,291)
                                                     -----------
NET ASSETS - 100.00%...............................  $17,219,295
                                                     ===========

-------------------------------------------------

  *  Aggregate cost for Federal income tax purposes is $17,938,655.


Gross unrealized appreciation.....................  $    125,279
Gross unrealized depreciation.....................      (723,348)
                                                    ------------
Net unrealized depreciation.......................  $   (598,069)
                                                    ============

(A) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 1999.
(B) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
AMBAC American Municipal Board Assurance Corp.
FGIC Federal Guaranty Insurance Corp.
FSA  Fund Services Associates
G.O. General Obligation
MBIA Municipal Bond Insurance Corporation

     PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Investment Companies..............................    4%
Corporate Notes and Bonds:
Aaa...............................................   43%
Aa................................................   44%
A.................................................    7%
Baa...............................................    2%
                                                    ---
                                                    100%
                                                    ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  40

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                       OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS

                                                        AMORTIZED
PAR VALUE                                                  COST
---------                                                  ----
COMMERCIAL PAPER - 85.03%
$ 5,600,000  AON Corp. 5.420%, 11/01/99 (A)..........  $  5,600,000
  7,000,000  Sears Roebuck Acceptance Corp. 5.352%,
               11/01/99..............................     7,000,000
  4,000,000  Toyota Motor Credit Corp. 5.280%,
               11/01/99 (A)..........................     4,000,000
  6,000,000  American Express Credit Corp. 5.313%,
               11/02/99..............................     6,000,000
 11,584,000  AON Corp. 5.400%, 11/02/99 (A)..........    11,582,262
  5,000,000  Chevron USA, Inc. 5.321%, 11/02/99......     5,000,000
  6,000,000  CIT Group Holdings 5.311%, 11/03/99.....     6,000,000
  5,000,000  Exxon Credit Corp. 5.284%, 11/03/99.....     5,000,000
  5,000,000  Toyota Motor Credit Corp. 5.280%,
               11/03/99 (A)..........................     4,998,533
  7,000,000  Albertson, Inc. 5.290%, 11/04/99 (A)....     6,996,914
  5,000,000  Associates First Capital Corp. 5.344%,
               11/04/99..............................     5,000,000
  5,800,000  Hertz Corp. 5.332%, 11/04/99............     5,800,000
  4,000,000  American Express Credit Corp. 5.275%,
               11/05/99..............................     4,000,000
  6,300,000  Heller Financial, Inc. 5.395%,
               11/05/99..............................     6,300,000
  6,800,000  Hertz Corp. 5.294%, 11/05/99............     6,800,000
  7,500,000  Associates First Capital Corp. 5.336%,
               11/08/99..............................     7,500,000
  5,000,000  Norwest Financial, Inc. 5.278%,
               11/08/99..............................     5,000,000
  9,000,000  Eaton Corp. 5.370%, 11/09/99 (A)........     8,989,260
  6,000,000  Norwest Financial, Inc. 5.317%,
               11/09/99..............................     6,000,000
  4,900,000  American Express Credit Corp. 5.251%,
               11/10/99..............................     4,900,000
  7,500,000  Daimler Chrysler North American Holdings
               5.327%, 11/12/99......................     7,500,000
  8,000,000  Eaton Corp. 5.370%, 11/12/99 (A)........     7,986,873
  6,100,000  Heller Financial, Inc. 5.422%,
               11/15/99..............................     6,100,000
  7,000,000  Toyota Motor Credit Corp. 5.280%,
               11/15/99 (A)..........................     6,985,627
  7,000,000  American General Finance 5.331%,
               11/16/99..............................     7,000,000
  4,900,000  Associates Corp. of North America
               5.256%, 11/16/99......................     4,900,000
  5,400,000  GTE Corp. 5.330%, 11/17/99 (A)..........     5,387,208
  5,000,000  Norwest Financial, Inc. 5.285%,
               11/17/99..............................     5,000,000
  7,000,000  General Electric Capital Corp. 5.356%,
               11/18/99..............................     7,000,000
  5,200,000  GTE Corp. 5.350%, 11/18/99 (A)..........     5,186,863
  4,000,000  Baxter International, Inc. 5.330%,
               11/19/99 (A)..........................     3,989,340
  5,200,000  Hertz Corp. 5.335%, 11/19/99............     5,200,000
                                                        AMORTIZED
PAR VALUE                                                  COST
---------                                                  ----
$ 6,000,000  Baxter International, Inc. 5.320%,
               11/22/99 (A)..........................  $  5,981,380
  8,000,000  Sears Roebuck Acceptance Corp. 5.356%,
               11/23/99..............................     8,000,000
  6,900,000  CIT Group Holdings 5.303%, 11/24/99.....     6,900,000
  6,600,000  General Motors Acceptance Corp. 5.360%,
               11/24/99..............................     6,600,000
  6,000,000  General Motors Acceptance Corp. 5.318%,
               12/01/99..............................     6,000,000
  6,000,000  American General Finance 5.329%,
               12/02/99..............................     6,000,000
 10,000,000  Household Finance Corp. 5.415%,
               01/04/00..............................    10,000,000
  6,000,000  Ford Motor Credit Corp. 5.416%,
               01/05/00..............................     6,000,000
  5,500,000  Ford Motor Credit Corp. 5.995%,
               01/06/00..............................     5,500,000
  6,000,000  Ford Motor Credit Corp. 5.988%,
               01/07/00..............................     6,000,000
  4,400,000  Prudential Funding Corp. 5.937%,
               01/10/00..............................     4,400,000
  9,000,000  General Electric Capital Corp. 5.924%,
               01/18/00..............................     9,000,000
  5,300,000  Daimler Chrysler North American Holdings
               6.049%, 01/19/00......................     5,300,000
  4,600,000  Heller Financial, Inc. 6.100%,
               01/19/00..............................     4,600,000
                                                       ------------
             TOTAL COMMERCIAL PAPER..................   284,984,260
                                                       ------------
                (Cost $284,984,260)

CERTIFICATES OF DEPOSITS - 8.06%
  7,000,000  Canadian Imperial Bank 5.310%,
               11/10/99..............................     7,000,000
  5,000,000  Toronto Dominion Bank, Yankee 5.330%,
               12/27/99..............................     5,000,000
  5,000,000  Toronto Dominion Bank, Yankee 5.330%,
               12/28/99..............................     5,000,000
  4,000,000  Canadian Imperial Bank 5.400%,
               12/29/99..............................     4,000,000
  6,000,000  Canadian Imperial Bank 5.390%,
               12/30/99..............................     6,000,000
                                                       ------------
             TOTAL CERTIFICATES OF DEPOSITS..........    27,000,000
                                                       ------------
                (Cost $27,000,000)

GIC WITHIN FUNDING AGREEMENT - 2.98%
 10,000,000  Allstate Life Funding Agreement GIC
               5.451%, 12/01/99......................    10,000,000
                                                       ------------
             TOTAL GIC WITHIN FUNDING AGREEMENT......    10,000,000
                                                       ------------
                (Cost $10,000,000)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 41

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                       OCTOBER 31, 1999

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                        AMORTIZED
PAR VALUE                                                  COST
---------                                                  ----
U.S. GOVERNMENT OBLIGATIONS - 2.96% (A)
             U.S. TREASURY BILLS - 2.96%
$ 5,000,000  4.720%, 01/06/00........................  $  4,956,825
  5,000,000  4.710%, 01/13/00........................     4,952,145
                                                       ------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS.......     9,908,970
                                                       ------------
                (Cost $9,908,970)

REPURCHASE AGREEMENT - 0.36%
  1,196,000  Bank One 5.050%, dated 10/29/99 to be
               repurchased on 11/01/99 at $1,196,503
               (Collateralized by U.S. Treasury Note
               5.625%, due 04/30/99; Total Par
               $1,186,000)...........................     1,196,000
                                                       ------------
             TOTAL REPURCHASE AGREEMENT..............     1,196,000
                                                       ------------
                (Cost $1,196,000)
TOTAL INVESTMENTS - 99.39%...........................   333,089,230
                                                       ------------
   (Cost $333,089,230)*
NET OTHER ASSETS AND LIABILITIES - 0.61%.............     2,050,985
                                                       ------------
NET ASSETS - 100.00%.................................  $335,140,215
                                                       ============

------------------------------------------------

(A)  Annualized yield at time of purchase.
  * At October 31, 1999, cost is identical for book and Federal income tax purposes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  42

                      This page intentionally left blank.

                                                                            - 43

ALLEGHANY FUNDS
----------------------------------

                                                                OCTOBER 31, 1999

STATEMENT OF ASSETS AND LIABILITIES

                             ALLEGHANY/MONTAG    ALLEGHANY/CHICAGO
                            & CALDWELL GROWTH     TRUST GROWTH &    ALLEGHANY/CHICAGO
                                   FUND             INCOME FUND     TRUST TALON FUND
                           --------------------  -----------------  -----------------
ASSETS:
Investments:
      Investments at
        cost.............    $  2,268,053,537     $  257,704,050      $  15,820,271
      Repurchase
        agreements.......                  --         37,861,000                 --
      Net unrealized
        appreciation
        (depreciation)...         672,502,986        193,742,849          1,455,044
                             ----------------     --------------      -------------
      Total investments
        at value.........       2,940,556,523        489,307,899         17,275,315
Cash.....................                  --                633                 --
Foreign currency (cost
  $65,793 and
  $147,204)..............                  --                 --                 --
Receivables:
      Dividends and
        interest.........           1,964,940            101,275              2,354
      Dividends
        reclaim..........                  --                 --                 --
      Fund shares sold...           4,211,445          1,567,681            169,120
      Investments and
        foreign currency
        sold.............          44,691,489                 --          1,142,174
Deferred organization
  costs..................                  --                 --                 --
Other assets.............               4,034             36,796                 25
                             ----------------     --------------      -------------
        Total assets.....       2,991,428,431        491,014,284         18,588,988
                             ----------------     --------------      -------------

LIABILITIES:
Payables:
      Bank overdraft.....                  --                 --                 --
      Investments and
        foreign currency
        purchased........           3,686,384                 --            940,552
      Fund shares
        redeemed.........           3,058,945            457,514                 --
      Due to Adviser,
        net..............           1,571,830            278,293              8,796
      Distribution fee...               1,039                 --             24,885
      Trustees fees......              10,830              1,609                 60
Accrued expenses and
  other payables.........             630,826             88,086             28,657
Forward currency
  contracts..............                  --                 --                 --
                             ----------------     --------------      -------------
        Total
          liabilities....           8,959,854            825,502          1,002,950
                             ----------------     --------------      -------------
NET ASSETS...............    $  2,982,468,577     $  490,188,782      $  17,586,038
                             ================     ==============      =============

NET ASSETS CONSIST OF:
  Capital paid-in........    $  2,161,208,216     $  260,397,998      $  15,935,746
  Accumulated
    undistributed net
    investment income....                  --                 --                 --
  Accumulated net
    realized gain (loss)
    on investments and
    foreign currency
    transactions.........         148,757,375         36,047,935            195,248
  Net unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities in
    foreign currency.....         672,502,986        193,742,849          1,455,044
                             ----------------     --------------      -------------
    TOTAL NET ASSETS.....    $  2,982,468,577     $  490,188,782      $  17,586,038
                             ================     ==============      =============
CLASS N:
  Net Assets.............    $  1,612,795,648     $  490,188,782      $  17,586,038
  Shares of beneficial
    interest
    outstanding..........          48,657,984         17,687,623          1,307,041
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........    $          33.15     $        27.71      $       13.45
                             ================     ==============      =============
CLASS I:
  Net Assets.............    $  1,369,672,929                N/A                N/A
  Shares of beneficial
    interest
    outstanding..........          40,935,807                N/A                N/A
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........    $          33.46                N/A                N/A
                             ================     ==============      =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 44

                           ALLEGHANY/CHICAGO                          ALLEGHANY/BLAIRLOGIE  ALLEGHANY/BLAIRLOGIE
                            TRUST SMALL CAP     ALLEGHANY/VEREDUS        INTERNATIONAL        EMERGING MARKETS
                              VALUE FUND      AGGRESSIVE GROWTH FUND     DEVELOPED FUND             FUND
                           -----------------  ----------------------  --------------------  --------------------
ASSETS:
Investments:
      Investments at
        cost.............    $  43,590,064        $  44,518,433          $   85,659,040        $   16,490,076
      Repurchase
        agreements.......          162,000            3,120,553                      --                    --
      Net unrealized
        appreciation
        (depreciation)...       (1,847,764)          10,445,303              14,318,209               960,873
                             -------------        -------------          --------------        --------------
      Total investments
        at value.........       41,904,300           58,084,289              99,977,249            17,450,949
Cash.....................              258              340,988                 926,305                    --
Foreign currency (cost
  $65,793 and
  $147,204)..............               --                   --                  65,427               147,200
Receivables:
      Dividends and
        interest.........           12,019                1,801                 149,607                19,115
      Dividends
        reclaim..........               --                   --                 119,703                    --
      Fund shares sold...          436,451              303,902               4,757,202             1,028,034
      Investments and
        foreign currency
        sold.............          312,536              859,987                 473,917               101,607
Deferred organization
  costs..................               --               17,635                      --                    --
Other assets.............           34,599               12,234                      --                   883
                             -------------        -------------          --------------        --------------
        Total assets.....       42,700,163           59,620,836             106,469,410            18,747,788
                             -------------        -------------          --------------        --------------

LIABILITIES:
Payables:
      Bank overdraft.....               --                   --                      --                59,290
      Investments and
        foreign currency
        purchased........           87,650            2,194,626               1,717,381               347,455
      Fund shares
        redeemed.........           81,154               88,277                  46,915                    63
      Due to Adviser,
        net..............           30,530               35,390                  68,664                 3,793
      Distribution fee...            1,866                5,012                   1,325                   341
      Trustees fees......              155                  225                     363                    60
Accrued expenses and
  other payables.........           20,544               15,732                  51,205                28,077
Forward currency
  contracts..............               --                   --                     191                   537
                             -------------        -------------          --------------        --------------
        Total
          liabilities....          221,899            2,339,262               1,886,044               439,616
                             -------------        -------------          --------------        --------------
NET ASSETS...............    $  42,478,264        $  57,281,574          $  104,583,366        $   18,308,172
                             =============        =============          ==============        ==============

NET ASSETS CONSIST OF:
  Capital paid-in........    $  45,463,872        $  38,858,914          $   80,998,994        $   34,859,992
  Accumulated
    undistributed net
    investment income....          146,540                   --                 717,458                45,132
  Accumulated net
    realized gain (loss)
    on investments and
    foreign currency
    transactions.........       (1,284,384)           7,977,357               8,545,089           (17,546,101)
  Net unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities in
    foreign currency.....       (1,847,764)          10,445,303              14,321,825               949,149
                             -------------        -------------          --------------        --------------
    TOTAL NET ASSETS.....    $  42,478,264        $  57,281,574          $  104,583,366        $   18,308,172
                             =============        =============          ==============        ==============
CLASS N:
  Net Assets.............    $  42,478,264        $  57,281,574          $    7,516,003        $    1,728,989
  Shares of beneficial
    interest
    outstanding..........        4,624,913            3,449,915                 562,018               160,832
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........    $        9.18        $       16.60          $        13.37        $        10.75
                             =============        =============          ==============        ==============
CLASS I:
  Net Assets.............              N/A                  N/A          $   97,067,363        $   16,579,183
  Shares of beneficial
    interest
    outstanding..........              N/A                  N/A               7,242,933             1,536,876
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........              N/A                  N/A          $        13.40        $        10.79
                             =============        =============          ==============        ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 45

ALLEGHANY FUNDS
----------------------------------

                                                                OCTOBER 31, 1999

STATEMENT OF ASSETS AND LIABILITIES -- CONTINUED

                              ALLEGHANY/MONTAG
                            & CALDWELL BALANCED     ALLEGHANY/CHICAGO
                                    FUND           TRUST BALANCED FUND
                           ----------------------  -------------------
ASSETS:
Investments:
      Investments at
        cost.............      $  210,367,417        $  200,628,996
      Repurchase
        agreements.......           6,533,000            15,920,000
      Net unrealized
        appreciation
        (depreciation)...          33,059,120            75,652,092
                               --------------        --------------
      Total investments
        at value.........         249,959,537           292,201,088
Cash.....................                  --                    70
Receivables:
      Dividends and
        interest.........           1,746,104             1,459,404
      Fund shares sold...             163,190               282,448
      Investments and
        foreign currency
        sold.............           2,865,918               919,859
      Due from Adviser,
        net..............                  --                    --
Deferred organization
  costs..................                  --                 1,232
Other assets.............                 335                12,676
                               --------------        --------------
        Total assets.....         254,735,084           294,876,777
                               --------------        --------------

LIABILITIES:
Payables:
      Bank overdraft.....                 105                    --
      Dividend
        distribution.....                  --                    --
      Investments and
        foreign currency
        purchased........           2,572,986                    --
      Fund shares
        redeemed.........             734,016                87,240
      Due to Adviser,
        net..............             152,920               171,540
      Distribution fee...                 268               111,323
      Trustees fees......                 921                 1,088
Accrued expenses and
  other payables.........              81,819                79,569
                               --------------        --------------
        Total
          liabilities....           3,543,035               450,760
                               --------------        --------------
NET ASSETS...............      $  251,192,049        $  294,426,017
                               ==============        ==============

NET ASSETS CONSIST OF:
  Capital paid-in........      $  205,520,227        $  209,582,560
  Accumulated
    undistributed net
    investment income
    (loss)...............             660,478               976,162
  Accumulated net
    realized gain (loss)
    on investments.......          11,952,224             8,215,203
  Net unrealized
    appreciation
    (depreciation) on
    investments..........          33,059,120            75,652,092
                               --------------        --------------
    TOTAL NET ASSETS.....      $  251,192,049        $  294,426,017
                               ==============        ==============
CLASS N:
  Net Assets.............      $  160,285,898        $  294,426,017
  Shares of beneficial
    interest
    outstanding..........           8,256,854            22,580,601
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........      $        19.41        $        13.04
                               ==============        ==============
CLASS I:
  Net Assets.............      $   90,906,151                   N/A
  Shares of beneficial
    interest
    outstanding..........           4,681,242                   N/A
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........      $        19.42                   N/A
                               ==============        ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 46

                                              ALLEGHANY/CHICAGO  ALLEGHANY/CHICAGO
                           ALLEGHANY/CHICAGO   TRUST MUNICIPAL   TRUST MONEY MARKET
                            TRUST BOND FUND       BOND FUND             FUND
                           -----------------  -----------------  ------------------
ASSETS:
Investments:
      Investments at
        cost.............   $  131,019,318      $  17,938,655      $  331,893,230
      Repurchase
        agreements.......        3,217,000                 --           1,196,000
      Net unrealized
        appreciation
        (depreciation)...       (3,909,238)          (598,069)                 --
                            --------------      -------------      --------------
      Total investments
        at value.........      130,327,080         17,340,586         333,089,230
Cash.....................                9                218                  --
Receivables:
      Dividends and
        interest.........        1,800,576            268,851             802,732
      Fund shares sold...          337,936                 --           2,740,828
      Investments and
        foreign currency
        sold.............        1,137,894                 --                  --
      Due from Adviser,
        net..............               --              6,615                  --
Deferred organization
  costs..................               --                 --                  --
Other assets.............            4,081              1,207                 486
                            --------------      -------------      --------------
        Total assets.....      133,607,576         17,617,477         336,633,276
                            --------------      -------------      --------------

LIABILITIES:
Payables:
      Bank overdraft.....               --                 --               1,594
      Dividend
        distribution.....               --                 --           1,233,893
      Investments and
        foreign currency
        purchased........               --            365,985                  --
      Fund shares
        redeemed.........           75,592                 --              71,831
      Due to Adviser,
        net..............           46,104                 --             116,442
      Distribution fee...           51,867             10,027                  --
      Trustees fees......              419                 66               1,386
Accrued expenses and
  other payables.........           25,439             22,104              67,915
                            --------------      -------------      --------------
        Total
          liabilities....          199,421            398,182           1,493,061
                            --------------      -------------      --------------
NET ASSETS...............   $  133,408,155      $  17,219,295      $  335,140,215
                            ==============      =============      ==============

NET ASSETS CONSIST OF:
  Capital paid-in........   $  137,342,122      $  17,789,668      $  335,140,215
  Accumulated
    undistributed net
    investment income
    (loss)...............          426,916             37,926                  --
  Accumulated net
    realized gain (loss)
    on investments.......         (451,645)           (10,230)                 --
  Net unrealized
    appreciation
    (depreciation) on
    investments..........       (3,909,238)          (598,069)                 --
                            --------------      -------------      --------------
    TOTAL NET ASSETS.....   $  133,408,155      $  17,219,295      $  335,140,215
                            ==============      =============      ==============
CLASS N:
  Net Assets.............   $  133,408,155      $  17,219,295      $  335,140,215
  Shares of beneficial
    interest
    outstanding..........       13,736,815          1,769,602         335,140,215
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........   $         9.71      $        9.73      $         1.00
                            ==============      =============      ==============
CLASS I:
  Net Assets.............              N/A                N/A                 N/A
  Shares of beneficial
    interest
    outstanding..........              N/A                N/A                 N/A
    NET ASSET VALUE
    Offering and
    redemption price per
    share
    (Net Assets/Shares
    Outstanding).........              N/A                N/A                 N/A
                            ==============      =============      ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 47

ALLEGHANY FUNDS
----------------------------------

FOR THE YEAR ENDED OCTOBER 31, 1999

STATEMENT OF OPERATIONS


                           ALLEGHANY/MONTAG   ALLEGHANY/CHICAGO                     ALLEGHANY/CHICAGO
                           & CALDWELL GROWTH   TRUST GROWTH &    ALLEGHANY/CHICAGO   TRUST SMALL CAP
                                 FUND            INCOME FUND     TRUST TALON FUND     VALUE FUND(A)
                           -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
    Dividends............   $   21,191,768     $    2,764,146       $  151,058        $     537,235
    Less foreign taxes...               --                 --               --                   --
    Interest.............          951,078            991,694           54,238              147,182
                            --------------     --------------       ----------        -------------
      Total investment
        income...........       22,142,846          3,755,840          205,296              684,417
                            --------------     --------------       ----------        -------------
EXPENSES:
    Investment advisory
      fees...............       16,451,953          3,230,163          164,312              358,830
    Distribution
      expenses...........        3,422,774          1,153,630           51,347               89,624
    Transfer agent
      fees...............          807,503            134,004           28,606               21,807
    Administration
      fees...............        1,357,663            254,852           13,011               22,122
    Registration
      expenses...........          272,249             32,220           12,589               25,944
    Custodian fees.......           26,479             20,599           13,613               15,544
    Professional fees....           58,465             23,363           16,108               15,310
    Amortization of
      organization
      costs..............            3,338                577            2,944                   --
    Reports to
      shareholder
      expense............          179,369             32,811            2,092                2,921
    Trustees fees........           72,973             12,729              665                  998
    Other expenses.......          129,543              2,704            2,461                1,465
                            --------------     --------------       ----------        -------------
      Total operating
        expenses.........       22,782,309          4,897,652          307,748              554,565
                            --------------     --------------       ----------        -------------
      Expenses
     waived/reimbursed...               --                 --          (40,814)             (52,755)
                            --------------     --------------       ----------        -------------
      Net operating
        expenses.........       22,782,309          4,897,652          266,934              501,810
                            --------------     --------------       ----------        -------------
    Bank charges.........               --                 --               --                   --
                            --------------     --------------       ----------        -------------
      Net expenses.......       22,782,309          4,897,652          266,934              501,810
                            --------------     --------------       ----------        -------------
NET INVESTMENT INCOME
  (LOSS).................         (639,463)        (1,141,812)         (61,638)             182,607
                            --------------     --------------       ----------        -------------
NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
    Net realized gain
      (loss) on
      investments........      148,878,688         36,048,190          567,265           (1,284,384)
    Net realized gain on
      futures
      contracts..........               --                 --               --                   --
    Net realized gain
      (loss) on foreign
      currency
      transactions.......               --                 --               --                   --
    Net change in
      unrealized
      appreciation
      (depreciation) on
      investments........      416,154,751         69,358,356          187,313           (1,847,764)
    Net change in
      unrealized
      appreciation
      (depreciation) on
      futures
      contracts..........               --                 --               --                   --
    Net change in
      unrealized
      appreciation on
      translation of
      assets and
      liabilities
      denominated in
      foreign currency...               --                 --               --                   --
                            --------------     --------------       ----------        -------------
    NET REALIZED AND
      UNREALIZED
      GAIN (LOSS) ON
      INVESTMENTS........      565,033,439        105,406,546          754,578           (3,132,148)
                            --------------     --------------       ----------        -------------
    NET INCREASE
      (DECREASE) IN
      NET ASSETS FROM
      OPERATIONS.........   $  564,393,976     $  104,264,734       $  692,940        $  (2,949,541)
                            ==============     ==============       ==========        =============

---------------------------------------------------------

(a) Alleghany/Chicago Trust Small Cap Value Fund commenced investment operations on November 10, 1998.
(b) Blairlogie International Developed Fund and Blairlogie Emerging Markets Fund commenced operations on June 8, 1993 and June 1, 1993, respectively, as separate investment portfolios (the "Predecessor Funds") of PIMCO Funds. Effective April 30, 1999, the Predecessor Funds were reorganized as new portfolios of the Alleghany Funds. (See Note A)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 48

                                                   ALLEGHANY/BLAIRLOGIE  ALLEGHANY/BLAIRLOGIE  ALLEGHANY/BLAIRLOGIE
                                                      INTERNATIONAL         INTERNATIONAL        EMERGING MARKETS
                                                      DEVELOPED FUND        DEVELOPED FUND             FUND
                             ALLEGHANY/VEREDUS       SIX MONTHS ENDED      TEN MONTHS ENDED      SIX MONTHS ENDED
                           AGGRESSIVE GROWTH FUND  OCTOBER 31, 1999(B)    APRIL 30, 1999(B)    OCTOBER 31, 1999(B)
                           ----------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
    Dividends............      $      17,042           $  1,394,237          $  1,181,911           $  233,553
    Less foreign taxes...                 --               (165,999)             (150,859)             (11,120)
    Interest.............            146,038                 17,573               187,723               12,597
                               -------------           ------------          ------------           ----------
      Total investment
        income...........            163,080              1,245,811             1,218,775              235,030
                               -------------           ------------          ------------           ----------
EXPENSES:
    Investment advisory
      fees...............            312,271                439,792               611,052               78,010
    Distribution
      expenses...........             73,576                  9,005                82,795                2,233
    Transfer agent
      fees...............             21,538                  9,648                    --                4,248
    Administration
      fees...............             18,568                 40,755               522,631               17,137
    Registration
      expenses...........             19,838                 12,500                    --               11,000
    Custodian fees.......             12,778                 64,399                    --               38,819
    Professional fees....             15,160                 16,884                    --               16,157
    Amortization of
      organization
      costs..............              5,108                     --                    --                   --
    Reports to
      shareholder
      expense............              2,458                  5,170                    --                  917
    Trustees fees........              3,889                  1,748                 9,489                  309
    Other expenses.......              1,327                  7,827                46,231                  829
                               -------------           ------------          ------------           ----------
      Total operating
        expenses.........            486,511                607,728             1,272,198              169,659
                               -------------           ------------          ------------           ----------
      Expenses
     waived/reimbursed...            (52,934)               (29,647)                   --              (43,536)
                               -------------           ------------          ------------           ----------
      Net operating
        expenses.........            433,577                578,081             1,272,198              126,123
                               -------------           ------------          ------------           ----------
    Bank charges.........                 --                 27,103                    --                7,229
                               -------------           ------------          ------------           ----------
      Net expenses.......            433,577                605,184             1,272,198              133,352
                               -------------           ------------          ------------           ----------
NET INVESTMENT INCOME
  (LOSS).................           (270,497)               640,627               (53,423)             101,678
                               -------------           ------------          ------------           ----------
NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
    Net realized gain
      (loss) on
      investments........          9,807,382              8,564,739            14,045,047              430,553
    Net realized gain on
      futures
      contracts..........                 --                     --               311,306                   --
    Net realized gain
      (loss) on foreign
      currency
      transactions.......                 --                 81,307            (1,149,976)             (55,545)
    Net change in
      unrealized
      appreciation
      (depreciation) on
      investments........         10,248,334             (3,669,570)           (9,468,547)              71,758
    Net change in
      unrealized
      appreciation
      (depreciation) on
      futures
      contracts..........                 --                     --              (117,229)                  --
    Net change in
      unrealized
      appreciation on
      translation of
      assets and
      liabilities
      denominated in
      foreign currency...                 --                 13,316               324,491                9,196
                               -------------           ------------          ------------           ----------
    NET REALIZED AND
      UNREALIZED
      GAIN (LOSS) ON
      INVESTMENTS........         20,055,716              4,989,792             3,945,092              455,962
                               -------------           ------------          ------------           ----------
    NET INCREASE
      (DECREASE) IN
      NET ASSETS FROM
      OPERATIONS.........      $  19,785,219           $  5,630,419          $  3,891,669           $  557,640
                               =============           ============          ============           ==========

                           ALLEGHANY/BLAIRLOGIE
                             EMERGING MARKETS
                                   FUND
                             TEN MONTHS ENDED
                            APRIL 30, 1999(B)
                           --------------------
INVESTMENT INCOME:
    Dividends............      $   436,911
    Less foreign taxes...          (48,876)
    Interest.............           34,267
                               -----------
      Total investment
        income...........          422,302
                               -----------
EXPENSES:
    Investment advisory
      fees...............          151,716
    Distribution
      expenses...........           11,205
    Transfer agent
      fees...............               --
    Administration
      fees...............           91,107
    Registration
      expenses...........               --
    Custodian fees.......               --
    Professional fees....               --
    Amortization of
      organization
      costs..............               --
    Reports to
      shareholder
      expense............               --
    Trustees fees........            1,739
    Other expenses.......           12,773
                               -----------
      Total operating
        expenses.........          268,540
                               -----------
      Expenses
     waived/reimbursed...               --
                               -----------
      Net operating
        expenses.........          268,540
                               -----------
    Bank charges.........               --
                               -----------
      Net expenses.......          268,540
                               -----------
NET INVESTMENT INCOME
  (LOSS).................          153,762
                               -----------
NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
    Net realized gain
      (loss) on
      investments........       (4,719,790)
    Net realized gain on
      futures
      contracts..........               --
    Net realized gain
      (loss) on foreign
      currency
      transactions.......          (68,780)
    Net change in
      unrealized
      appreciation
      (depreciation) on
      investments........        3,734,773
    Net change in
      unrealized
      appreciation
      (depreciation) on
      futures
      contracts..........               --
    Net change in
      unrealized
      appreciation on
      translation of
      assets and
      liabilities
      denominated in
      foreign currency...              392
                               -----------
    NET REALIZED AND
      UNREALIZED
      GAIN (LOSS) ON
      INVESTMENTS........       (1,053,405)
                               -----------
    NET INCREASE
      (DECREASE) IN
      NET ASSETS FROM
      OPERATIONS.........      $  (899,643)
                               ===========

---------------------------------------------------------

(a) Alleghany/Chicago Trust Small Cap Value Fund commenced investment operations on November 10, 1998.
(b) Blairlogie International Developed Fund and Blairlogie Emerging Markets Fund commenced operations on June 8, 1993 and June 1, 1993, respectively, as separate investment portfolios (the "Predecessor Funds") of PIMCO Funds. Effective April 30, 1999, the Predecessor Funds were reorganized as new portfolios of the Alleghany Funds. (See Note A)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 49

ALLEGHANY FUNDS
----------------------------------

FOR THE YEAR ENDED OCTOBER 31, 1999

STATEMENT OF OPERATIONS -- CONTINUED

                           ALLEGHANY/MONTAG &
                           CALDWELL BALANCED    ALLEGHANY/CHICAGO
                                  FUND         TRUST BALANCED FUND
                           ------------------  -------------------
INVESTMENT INCOME:
    Dividends............    $   1,086,711        $     978,084
    Interest.............        4,570,459            7,507,338
                             -------------        -------------
      Total investment
        income...........        5,657,170            8,485,422
                             -------------        -------------

EXPENSES:
    Investment advisory
      fees...............        1,585,840            1,861,258
    Distribution
      expenses...........          390,864              664,735
    Transfer agent
      fees...............           61,360               24,096
    Administration
      fees...............          122,384              157,773
    Registration
      expenses...........           47,617               30,011
    Custodian fees.......           22,132               24,116
    Professional fees....           20,566               20,385
    Amortization of
      organization
      costs..............            3,337                1,402
    Reports to
      shareholder
      expense............           12,703               13,654
    Trustees fees........            5,526                7,107
    Other expenses.......            4,866                6,233
                             -------------        -------------
      Total expenses.....        2,277,195            2,810,770
                             -------------        -------------
      Expenses
     waived/reimbursed...               --                   --
                             -------------        -------------
      Net expenses.......        2,277,195            2,810,770
                             -------------        -------------

NET INVESTMENT INCOME
  (LOSS).................        3,379,975            5,674,652
                             -------------        -------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
    Net realized gain
      (loss) on
      investments........       12,323,201            8,203,023
    Net change in
      unrealized
      appreciation
      (depreciation) on
      investments........       15,541,127           25,535,665
                             -------------        -------------

    NET REALIZED AND
      UNREALIZED
      GAIN (LOSS) ON
      INVESTMENTS........       27,864,328           33,738,688
                             -------------        -------------

    NET INCREASE
      (DECREASE) IN
      NET ASSETS FROM
      OPERATIONS.........    $  31,244,303        $  39,413,340
                             =============        =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 50

                                              ALLEGHANY/CHICAGO  ALLEGHANY/CHICAGO
                           ALLEGHANY/CHICAGO   TRUST MUNICIPAL   TRUST MONEY MARKET
                            TRUST BOND FUND       BOND FUND             FUND
                           -----------------  -----------------  ------------------
INVESTMENT INCOME:
    Dividends............    $          --      $          --      $          --
    Interest.............       10,459,376            738,625         15,623,979
                             -------------      -------------      -------------
      Total investment
        income...........       10,459,376            738,625         15,623,979
                             -------------      -------------      -------------

EXPENSES:
    Investment advisory
      fees...............          840,813             95,352          1,215,190
    Distribution
      expenses...........          382,188             15,892                 --
    Transfer agent
      fees...............           25,314             17,875             38,908
    Administration
      fees...............           93,681             15,839            167,945
    Registration
      expenses...........           19,628             12,340             31,259
    Custodian fees.......           22,849             10,894             22,680
    Professional fees....           19,037             16,418             21,180
    Amortization of
      organization
      costs..............              577                577                577
    Reports to
      shareholder
      expense............            6,990                860             15,659
    Trustees fees........            3,699                502              8,441
    Other expenses.......            8,305              4,023             21,311
                             -------------      -------------      -------------
      Total expenses.....        1,423,081            190,572          1,543,150
                             -------------      -------------      -------------
      Expenses
     waived/reimbursed...         (199,795)          (174,679)                --
                             -------------      -------------      -------------
      Net expenses.......        1,223,286             15,893          1,543,150
                             -------------      -------------      -------------

NET INVESTMENT INCOME
  (LOSS).................        9,236,090            722,732         14,080,829
                             -------------      -------------      -------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
    Net realized gain
      (loss) on
      investments........         (446,987)            24,495                 --
    Net change in
      unrealized
      appreciation
      (depreciation) on
      investments........       (7,370,531)        (1,093,220)                --
                             -------------      -------------      -------------

    NET REALIZED AND
      UNREALIZED
      GAIN (LOSS) ON
      INVESTMENTS........       (7,817,518)        (1,068,725)                --
                             -------------      -------------      -------------

    NET INCREASE
      (DECREASE) IN
      NET ASSETS FROM
      OPERATIONS.........    $   1,418,572      $    (345,993)     $  14,080,829
                             =============      =============      =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 51

ALLEGHANY FUNDS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                    ALLEGHANY/MONTAG                 ALLEGHANY/CHICAGO
                                   & CALDWELL GROWTH                   TRUST GROWTH &
                                          FUND                          INCOME FUND
                           ----------------------------------  ------------------------------
                                YEARS ENDED OCTOBER 31,           YEARS ENDED OCTOBER 31,
                                 1999              1998             1999            1998
                           ----------------  ----------------  --------------  --------------
NET ASSETS AT BEGINNING
  OF PERIOD..............  $  1,742,778,507  $    748,418,166  $  367,666,442  $  274,607,907
                           ----------------  ----------------  --------------  --------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)...............          (639,463)       (1,422,104)     (1,141,812)       (347,447)
  Net realized gain
    (loss) on investments
    sold.................       148,878,688        63,978,484      36,048,190      23,413,427
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    assets and
    liabilities..........       416,154,751       109,207,399      69,358,356      47,348,240
                           ----------------  ----------------  --------------  --------------
  Net increase (decrease)
    in net assets from
    operations...........       564,393,976       171,763,779     104,264,734      70,414,220
                           ----------------  ----------------  --------------  --------------
DISTRIBUTIONS TO
  SHAREOWNERS FROM:
  Net investment income:
    Class N..............                --                --              --         (23,963)
  Net realized gain on
    investments:
    Class N..............       (35,583,495)       (4,750,066)    (23,278,710)    (19,283,609)
    Class I..............       (28,418,102)       (2,772,360)             --              --
  Return of Capital
    Class N..............                --                --              --         (30,652)
                           ----------------  ----------------  --------------  --------------
    Total
      distributions......       (64,001,597)       (7,522,426)    (23,278,710)    (19,338,224)
                           ----------------  ----------------  --------------  --------------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from sales
    of shares:
    Class N..............     1,051,011,357       735,037,158     184,622,120      84,420,291
    Class I..............       953,960,617       510,661,778              --              --
  Issued to shareowners
    in reinvestment of
    distributions:
    Class N..............        33,017,124         4,476,035      22,904,776      19,000,003
    Class I..............        25,234,975         2,260,596              --              --
  Cost of shares
    repurchased:
    Class N..............      (751,465,775)     (318,089,688)   (165,990,580)    (61,437,755)
    Class I..............      (572,460,607)     (104,226,891)             --              --
                           ----------------  ----------------  --------------  --------------
      Net increase
        (decrease) from
        capital share
        transactions.....       739,297,691       830,118,988      41,536,316      41,982,539
                           ----------------  ----------------  --------------  --------------
      Total increase
        (decrease) in net
        assets...........     1,239,690,070       994,360,341     122,522,340      93,058,535
                           ----------------  ----------------  --------------  --------------
NET ASSETS AT END OF
  PERIOD (INCLUDING LINE
  A).....................  $  2,982,468,577  $  1,742,778,507  $  490,188,782  $  367,666,442
                           ================  ================  ==============  ==============
(A) Undistributed net
  investment income......  $             --  $             --  $           --  $           --
                           ================  ================  ==============  ==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
    Sold.................        33,562,499        28,902,833       7,050,057       3,911,120
    Issued to
      shareholders in
      reinvestment of
      distributions......         1,195,841           198,582       1,005,045       1,006,991
    Repurchased..........       (24,010,343)      (12,333,539)     (6,314,269)     (2,888,977)
  Class I:
    Sold.................        30,617,406        19,881,332              --              --
    Issued to
      shareholders in
      reinvestment of
      distributions......           903,059            99,938              --              --
    Repurchased..........       (18,295,778)       (4,087,111)             --              --
                           ----------------  ----------------  --------------  --------------
      Net increase
        (decrease) in
        shares
        outstanding......        23,972,684        32,662,035       1,740,833       2,029,134
                           ================  ================  ==============  ==============

---------------------------------------------------------

(a) Alleghany/Chicago Trust Small Cap Value Fund commenced operations on November 10, 1998.
(b) Alleghany/Veredus Aggressive Growth Fund commenced operations on June 30, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 52

                                                         ALLEGHANY/CHICAGO
                                ALLEGHANY/CHICAGO         TRUST SMALL CAP        ALLEGHANY/VEREDUS
                                 TRUST TALON FUND          VALUE FUND(A)     AGGRESSIVE GROWTH FUND(B)
                           ----------------------------  -----------------  ----------------------------
                             YEARS ENDED OCTOBER 31,       PERIOD ENDED       YEARS ENDED OCTOBER 31,
                               1999           1998       OCTOBER 31, 1999       1999           1998
                           -------------  -------------  -----------------  -------------  -------------
NET ASSETS AT BEGINNING
  OF PERIOD..............  $  22,727,692  $  28,459,583    $          10    $  12,673,539  $          --
                           -------------  -------------    -------------    -------------  -------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)...............        (61,638)       129,406          182,607         (270,497)          (483)
  Net realized gain
    (loss) on investments
    sold.................        567,265       (152,152)      (1,284,384)       9,807,382     (1,575,341)
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    assets and
    liabilities..........        187,313     (2,860,775)      (1,847,764)      10,248,334        196,969
                           -------------  -------------    -------------    -------------  -------------
  Net increase (decrease)
    in net assets from
    operations...........        692,940     (2,883,521)      (2,949,541)      19,785,219     (1,378,855)
                           -------------  -------------    -------------    -------------  -------------
DISTRIBUTIONS TO
  SHAREOWNERS FROM:
  Net investment income:
    Class N..............         (8,361)      (163,813)         (36,178)              --             --
  Net realized gain on
    investments:
    Class N..............             --     (4,653,292)              --               --             --
    Class I..............             --             --               --               --             --
  Return of Capital
    Class N..............             --             --               --               --             --
                           -------------  -------------    -------------    -------------  -------------
    Total
      distributions......         (8,361)    (4,817,105)         (36,178)              --             --
                           -------------  -------------    -------------    -------------  -------------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from sales
    of shares:
    Class N..............      2,333,613      6,908,329       52,641,474       34,532,762     14,223,208
    Class I..............             --             --               --               --
  Issued to shareowners
    in reinvestment of
    distributions:
    Class N..............          8,053      4,757,368           36,171               --             --
    Class I..............             --             --               --               --             --
  Cost of shares
    repurchased:
    Class N..............     (8,167,899)    (9,696,962)      (7,213,672)      (9,709,946)      (170,814)
    Class I..............             --             --               --               --
                           -------------  -------------    -------------    -------------  -------------
      Net increase
        (decrease) from
        capital share
        transactions.....     (5,826,233)     1,968,735       45,463,973       24,822,816     14,052,394
                           -------------  -------------    -------------    -------------  -------------
      Total increase
        (decrease) in net
        assets...........     (5,141,654)    (5,731,891)      42,478,254       44,608,035     12,673,539
                           -------------  -------------    -------------    -------------  -------------
NET ASSETS AT END OF
  PERIOD (INCLUDING LINE
  A).....................  $  17,586,038  $  22,727,692    $  42,478,264    $  57,281,574  $  12,673,539
                           =============  =============    =============    =============  =============
(A) Undistributed net
  investment income......  $          --  $       3,805    $     146,540    $          --  $          --
                           =============  =============    =============    =============  =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
    Sold.................        166,866        451,934        5,361,902        2,693,561      1,490,149
    Issued to
      shareholders in
      reinvestment of
      distributions......            603        318,839            3,661               --             --
    Repurchased..........       (587,080)      (661,255)        (740,651)        (713,478)       (20,317)
  Class I:
    Sold.................             --             --               --               --             --
    Issued to
      shareholders in
      reinvestment of
      distributions......             --             --               --               --             --
    Repurchased..........             --             --               --               --             --
                           -------------  -------------    -------------    -------------  -------------
      Net increase
        (decrease) in
        shares
        outstanding......       (419,611)       109,518        4,624,912        1,980,083      1,469,832
                           =============  =============    =============    =============  =============

---------------------------------------------------------

(a) Alleghany/Chicago Trust Small Cap Value Fund commenced operations on November 10, 1998.
(b) Alleghany/Veredus Aggressive Growth Fund commenced operations on June 30, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 53

ALLEGHANY FUNDS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS -- CONTINUED

                                                      ALLEGHANY/
                                               BLAIRLOGIE INTERNATIONAL
                                                    DEVELOPED FUND
                           -----------------------------------------------------------------
                                                       TEN MONTHS
                           SIX MONTHS ENDED              ENDED                 YEAR ENDED
                           OCTOBER 31, 1999        APRIL 30, 1999(A)         JUNE 30, 1998
                           -----------------  ----------------------------  ----------------
NET ASSETS AT BEGINNING
  OF PERIOD..............   $  106,362,307           $  138,750,570          $  100,313,146
                            --------------           --------------          --------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
Net investment income
  (loss).................          640,627                  (53,423)              1,253,862
  Net realized gain
    (loss) on investments
    sold and foreign
    currency
    transactions.........        8,646,046               13,206,377               1,677,879
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities
    denominated in
    foreign currency.....       (3,656,254)              (9,261,285)             16,311,500
                            --------------           --------------          --------------
  Net increase (decrease)
    in net assets from
    operations...........        5,630,419                3,891,669              19,243,241
                            --------------           --------------          --------------
DISTRIBUTIONS TO
  SHAREOWNERS FROM:
  Net investment income:
    Class N..............               --                       --                 (37,910)
    Class I..............               --                 (461,778)               (833,712)
  Net realized gain on
    investments:
    Class N..............               --                 (948,765)               (384,865)
    Class I..............               --              (12,721,855)             (4,187,682)
  Return of Capital
    Class N..............               --                       --                      --
    Class I..............               --                       --                      --
                            --------------           --------------          --------------
    Total
      distributions......               --              (14,132,398)             (5,444,169)
                            --------------           --------------          --------------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from sales
    of shares:
    Class N..............        4,019,607              112,028,851              72,268,195
    Class I..............       59,579,527               88,175,722              66,711,810
  Issued to shareowners
    in reinvestment of
    distributions:
    Class N..............               --                  808,014                 382,709
    Class I..............               --               12,916,908               4,241,759
  Cost of shares
    repurchased:
    Class N..............       (2,225,372)            (123,609,614)            (64,166,601)
    Class I..............      (68,783,122)            (112,467,415)            (54,799,520)
                            --------------           --------------          --------------
      Net increase
        (decrease) from
        capital share
        transactions.....       (7,409,360)             (22,147,534)             24,638,352
                            --------------           --------------          --------------
      Total increase
        (decrease) in net
        assets...........       (1,778,941)             (32,388,263)             38,437,424
                            --------------           --------------          --------------
NET ASSETS AT END OF
  PERIOD (INCLUDING LINE
  A).....................   $  104,583,366           $  106,362,307          $  138,750,570
                            ==============           ==============          ==============
(A) Undistributed
  (distribution in excess
  of) net investment
  income (loss)..........   $      717,458           $       (4,476)         $      456,779
                            ==============           ==============          ==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
    Sold.................          322,638                8,379,342               5,291,704
    Issued to
      shareholders in
      reinvestment of
      distributions......               --                   62,711                  32,851
    Repurchased..........         (176,179)              (9,182,886)             (4,642,525)
  Class I:
    Sold.................        4,694,010                6,455,344               5,096,974
    Issued to
      shareholders in
      reinvestment of
      distributions......               --                1,009,365                 366,765
    Repurchased..........       (5,409,299)              (8,037,843)             (4,102,996)
                            --------------           --------------          --------------
      Net increase
        (decrease) in
        shares
        outstanding......         (568,830)              (1,313,967)              2,042,773
                            ==============           ==============          ==============

---------------------------------------------------------

(a) Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund stub audits for the period July 1, 1998 through April 30, 1999. Share transactions restated to reflect share conversion on April 30, 1999. (See Note A)
(b) Montag & Caldwell Balanced Fund-Class I commenced investment operations on December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 54

                                                 ALLEGHANY/                                   ALLEGHANY/
                                             BLAIRLOGIE EMERGING                          MONTAG & CALDWELL
                                                MARKETS FUND                               BALANCED FUND(B)
                           -------------------------------------------------------  ------------------------------
                           SIX MONTHS ENDED    TEN MONTHS ENDED      YEAR ENDED        YEARS ENDED OCTOBER 31,
                           OCTOBER 31, 1999   APRIL 30, 1999(A)    JUNE 30, 1998         1999            1998
                           -----------------  ------------------  ----------------  --------------  --------------
NET ASSETS AT BEGINNING
  OF PERIOD..............    $  19,004,118       $  27,569,318     $  55,175,256    $  158,398,348  $   82,719,053
                             -------------       -------------     -------------    --------------  --------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
Net investment income
  (loss).................          101,678             153,762           195,456         3,379,975       2,167,560
  Net realized gain
    (loss) on investments
    sold and foreign
    currency
    transactions.........          375,008          (4,788,570)       (3,044,479)       12,323,201       8,565,876
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities
    denominated in
    foreign currency.....           80,954           3,735,165       (10,784,766)       15,541,127       5,973,930
                             -------------       -------------     -------------    --------------  --------------
  Net increase (decrease)
    in net assets from
    operations...........          557,640            (899,643)      (13,633,789)       31,244,303      16,707,366
                             -------------       -------------     -------------    --------------  --------------
DISTRIBUTIONS TO
  SHAREOWNERS FROM:
  Net investment income:
    Class N..............               --              (1,704)               --        (2,253,523)     (2,001,366)
    Class I..............               --             (81,016)               --          (817,375)             --
  Net realized gain on
    investments:
    Class N..............               --                  --                --        (8,904,043)     (2,095,351)
    Class I..............               --                  --                --                --              --
  Return of Capital
    Class N..............               --                (549)               --                --              --
    Class I..............               --             (26,128)               --                --              --
                             -------------       -------------     -------------    --------------  --------------
    Total
      distributions......               --            (109,397)               --       (11,974,941)     (4,096,717)
                             -------------       -------------     -------------    --------------  --------------
CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from sales
    of shares:
    Class N..............        1,167,427           4,825,690         5,950,664        76,418,226     101,273,482
    Class I..............        4,964,104          23,834,837        23,186,970        97,458,628              --
  Issued to shareowners
    in reinvestment of
    distributions:
    Class N..............               --               4,501                --        11,005,944       3,950,066
    Class I..............               --              93,520                --           817,440              --
  Cost of shares
    repurchased:
    Class N..............         (421,986)         (6,805,094)       (4,095,422)     (101,572,790)    (42,154,902)
    Class I..............       (6,963,131)        (29,509,614)      (39,014,361)      (10,603,109)             --
                             -------------       -------------     -------------    --------------  --------------
      Net increase
        (decrease) from
        capital share
        transactions.....       (1,253,586)         (7,556,160)      (13,972,149)       73,524,339      63,068,646
                             -------------       -------------     -------------    --------------  --------------
      Total increase
        (decrease) in net
        assets...........         (695,946)         (8,565,200)      (27,605,938)       92,793,701      75,679,295
                             -------------       -------------     -------------    --------------  --------------
NET ASSETS AT END OF
  PERIOD (INCLUDING LINE
  A).....................    $  18,308,172       $  19,004,118     $  27,569,318    $  251,192,049  $  158,398,348
                             =============       =============     =============    ==============  ==============
(A) Undistributed
  (distribution in excess
  of) net investment
  income (loss)..........    $      45,132       $      (1,001)    $      (3,263)   $      660,478  $      351,445
                             =============       =============     =============    ==============  ==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
    Sold.................          108,246             561,023           497,628         4,064,233       6,029,088
    Issued to
      shareholders in
      reinvestment of
      distributions......               --                 159                --           621,725         244,553
    Repurchased..........          (39,603)           (795,208)         (346,442)       (5,426,672)     (2,443,871)
  Class I:
    Sold.................          454,687           2,801,577         1,946,376         5,199,224              --
    Issued to
      shareholders in
      reinvestment of
      distributions......               --              10,113                --            43,055              --
    Repurchased..........         (647,362)         (3,463,865)       (3,340,803)         (561,037)             --
                             -------------       -------------     -------------    --------------  --------------
      Net increase
        (decrease) in
        shares
        outstanding......         (124,032)           (886,201)       (1,243,241)        3,940,528       3,829,770
                             =============       =============     =============    ==============  ==============

---------------------------------------------------------

(a) Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund stub audits for the period July 1, 1998 through April 30, 1999. Share transactions restated to reflect share conversion on April 30, 1999. (See Note A)
(b) Montag & Caldwell Balanced Fund-Class I commenced investment operations on December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 55

ALLEGHANY FUNDS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS -- CONTINUED

                                                 ALLEGHANY/                                          ALLEGHANY/
                                                CHICAGO TRUST                                      CHICAGO TRUST
                                                BALANCED FUND                                        BOND FUND
                           -------------------------------------------------------  --------------------------------------------
                                           YEARS ENDED OCTOBER 31,                            YEARS ENDED OCTOBER 31,
                                         1999                        1998                   1999                   1998
                           --------------------------------  ---------------------  ---------------------  ---------------------
NET ASSETS AT BEGINNING
  OF PERIOD..............           $  219,361,542              $  187,993,337         $  160,561,220         $  120,532,177
                                    --------------              --------------         --------------         --------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)...............                5,674,652                   4,770,524              9,236,090              8,011,478
  Net realized gain
    (loss) on investments
    sold.................                8,203,023                  13,005,184               (446,987)               720,844
  Net change in
    unrealized
    appreciation
    (depreciation) in
    investments and
    assets and
    liabilities..........               25,535,665                  16,518,248             (7,370,531)               629,065
                                    --------------              --------------         --------------         --------------
  Net increase (decrease)
    in net assets from
    operations...........               39,413,340                  34,293,956              1,418,572              9,361,387
                                    --------------              --------------         --------------         --------------
DISTRIBUTIONS TO
  SHAREOWNERS FROM:
  Net investment income:
    Class N..............               (5,364,029)                 (4,710,584)            (9,226,493)            (8,038,190)
  Net realized gain on
    investments:
    Class N..............              (13,010,618)                (11,401,639)              (708,779)                    --
                                    --------------              --------------         --------------         --------------
    Total
      distributions......              (18,374,647)                (16,112,223)            (9,935,272)            (8,038,190)
                                    --------------              --------------         --------------         --------------

CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from sales
    of shares:
    Class N..............              100,719,712                  36,882,800             46,629,918             75,297,016
  Issued to shareowners
    in reinvestment of
    distributions:
    Class N..............               18,361,299                  16,106,383              8,833,465              6,689,047
  Cost of shares
    repurchased:
    Class N..............              (65,055,229)                (39,802,711)           (74,099,748)           (43,280,217)
                                    --------------              --------------         --------------         --------------
      Net increase
        (decrease) from
        capital share
        transactions.....               54,025,782                  13,186,472            (18,636,365)            38,705,846
                                    --------------              --------------         --------------         --------------
      Total increase
        (decrease) in net
        assets...........               75,064,475                  31,368,205            (27,153,065)            40,029,043
                                    --------------              --------------         --------------         --------------
NET ASSETS AT END OF
  PERIOD (INCLUDING
  LINE A)................           $  294,426,017              $  219,361,542         $  133,408,155         $  160,561,220
                                    ==============              ==============         ==============         ==============
(A) Undistributed net
  investment income......           $      976,162              $      693,191         $      426,916         $      412,661
                                    ==============              ==============         ==============         ==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
    Sold.................                7,946,222                   3,317,900              4,672,863              7,333,221
    Issued to
      shareholders in
      reinvestment of
      distributions......                1,540,005                   1,398,337                869,864                656,919
    Repurchased..........               (5,135,906)                 (3,485,565)            (7,442,578)            (4,247,776)
                                    --------------              --------------         --------------         --------------
      Net increase
        (decrease) in
        shares
        outstanding......                4,350,321                   1,230,672             (1,899,851)             3,742,364
                                    ==============              ==============         ==============         ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

- 56

                                                 ALLEGHANY/                                           ALLEGHANY/
                                                CHICAGO TRUST                                       CHICAGO TRUST
                                             MUNICIPAL BOND FUND                                  MONEY MARKET FUND
                           -------------------------------------------------------  ----------------------------------------------
                                           YEARS ENDED OCTOBER 31,                             YEARS ENDED OCTOBER 31,
                                         1999                        1998                    1999                    1998
                           --------------------------------  ---------------------  ----------------------  ----------------------
NET ASSETS AT BEGINNING
  OF PERIOD..............           $  13,209,908                $  12,379,208          $  281,389,294          $  238,551,474
                                    -------------                -------------          --------------          --------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
  Net investment income
    (loss)...............                 722,732                      560,590              14,080,829              13,160,425
  Net realized gain
    (loss) on investments
    sold.................                  24,495                       56,385                      --                      --
  Net change in
    unrealized
    appreciation
    (depreciation) in
    investments and
    assets and
    liabilities..........              (1,093,220)                     175,662                      --                      --
                                    -------------                -------------          --------------          --------------
  Net increase (decrease)
    in net assets from
    operations...........                (345,993)                     792,637              14,080,829              13,160,425
                                    -------------                -------------          --------------          --------------
DISTRIBUTIONS TO
  SHAREOWNERS FROM:
  Net investment income:
    Class N..............                (711,409)                    (561,443)            (14,080,829)            (13,160,425)
  Net realized gain on
    investments:
    Class N..............                      --                           --                      --                      --
                                    -------------                -------------          --------------          --------------
    Total
      distributions......                (711,409)                    (561,443)            (14,080,829)            (13,160,425)
                                    -------------                -------------          --------------          --------------

CAPITAL SHARE
  TRANSACTIONS:
  Net proceeds from sales
    of shares:
    Class N..............               7,470,973                   10,749,139           1,295,225,039             720,702,583
  Issued to shareowners
    in reinvestment of
    distributions:
    Class N..............                 126,534                       42,390               1,813,603                 816,231
  Cost of shares
    repurchased:
    Class N..............              (2,530,718)                 (10,192,023)         (1,243,287,721)           (678,680,994)
                                    -------------                -------------          --------------          --------------
      Net increase
        (decrease) from
        capital share
        transactions.....               5,066,789                      599,506              53,750,921              42,837,820
                                    -------------                -------------          --------------          --------------
      Total increase
        (decrease) in net
        assets...........               4,009,387                      830,700              53,750,921              42,837,820
                                    -------------                -------------          --------------          --------------
NET ASSETS AT END OF
  PERIOD (INCLUDING
  LINE A)................           $  17,219,295                $  13,209,908          $  335,140,215          $  281,389,294
                                    =============                =============          ==============          ==============
(A) Undistributed net
  investment income......           $      37,926                $      26,603          $           --          $           --
                                    =============                =============          ==============          ==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
    Sold.................                 731,430                    1,049,531           1,295,225,039             720,702,583
    Issued to
      shareholders in
      reinvestment of
      distributions......                  12,464                        4,135               1,813,603                 816,231
    Repurchased..........                (249,136)                    (994,156)         (1,243,287,721)           (678,680,994)
                                    -------------                -------------          --------------          --------------
      Net increase
        (decrease) in
        shares
        outstanding......                 494,758                       59,510              53,750,921              42,837,820
                                    =============                =============          ==============          ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 57

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND -- CLASS N              OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND -- CLASS N

                                                 YEAR          YEAR         YEAR         YEAR         PERIOD
                                                ENDED         ENDED         ENDED        ENDED         ENDED
                                               10/31/99      10/31/98     10/31/97     10/31/96     10/31/95(A)
                                              ----------    ----------    ---------    ---------    -----------
Net Asset Value, Beginning of
  Period.............................         $    26.49    $    22.68    $  17.08     $  13.16       $ 10.00
                                              ----------    ----------    --------     --------       -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss).....              (0.04)        (0.05)      (0.05)          --          0.02
    Net realized and unrealized gain
      on investments.................               7.64          4.07        5.79         3.93          3.16
                                              ----------    ----------    --------     --------       -------
      Total from investment
        operations...................               7.60          4.02        5.74         3.93          3.18
                                              ----------    ----------    --------     --------       -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess
      of net investment income.......                 --            --          --        (0.01)        (0.02)
    Distributions from net realized
      gain on investments............              (0.94)        (0.21)      (0.14)          --            --
                                              ----------    ----------    --------     --------       -------
      Total distributions............              (0.94)        (0.21)      (0.14)       (0.01)        (0.02)
                                              ----------    ----------    --------     --------       -------
Net increase in net asset value......               6.66          3.81        5.60         3.92          3.16
                                              ----------    ----------    --------     --------       -------
Net Asset Value, End of Period.......         $    33.15    $    26.49    $  22.68     $  17.08       $ 13.16
                                              ==========    ==========    ========     ========       =======
TOTAL RETURN(1)......................              29.34%        17.90%      33.82%       29.91%        31.87%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    000's)...........................         $1,612,796    $1,004,356    $479,557     $166,243       $40,355
  Ratios of expenses to average net
    assets:
    Before reimbursement of expenses
      by Adviser(2)..................               1.05%         1.12%       1.24%        1.32%         1.87%
    After reimbursement of expenses
      by Adviser(2)..................               1.05%         1.12%       1.23%        1.28%         1.30%
  Ratios of net investment income
    (loss) to average net assets:
    Before reimbursement of expenses
      by Adviser(2)..................              (0.16)%       (0.22)%     (0.38)%      (0.10)%       (0.36)%
    After reimbursement of expenses
      by Adviser(2)..................              (0.16)%       (0.22)%     (0.37)%      (0.06)%        0.20%
  Portfolio Turnover(1)..............              31.59%        29.81%      18.65%       26.36%        34.46%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.
                  (a)   Alleghany/Montag & Caldwell Growth Fund - Class N commenced investment operations on November 2, 1994.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  58

ALLEGHANY FUNDS
------------------------------

MONTAG & CALDWELL GROWTH FUND -- CLASS I                        OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

MONTAG & CALDWELL GROWTH FUND -- CLASS I

                                   YEAR       YEAR      YEAR          PERIOD
                                  ENDED      ENDED     ENDED           ENDED
                                 10/31/99   10/31/98  10/31/97      10/31/96(A)
                                ----------  --------  --------  -------------------
Net Asset Value, Beginning of
  Period......................  $    26.65  $  22.75  $  17.08        $ 15.59
                                ----------  --------  --------        -------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income.....        0.04      0.01        --(b)          0.02
    Net realized and
      unrealized gain on
      investments.............        7.71      4.10      5.81           1.49
                                ----------  --------  --------        -------
      Total from investment
        operations............        7.75      4.11      5.81           1.51
                                ----------  --------  --------        -------
  LESS DISTRIBUTIONS:
    Distributions from and in
      excess of net investment
      income..................          --        --        --          (0.02)
    Distributions from net
      realized gain on
      investments.............       (0.94)    (0.21)    (0.14)            --
                                ----------  --------  --------        -------
      Total distributions.....       (0.94)    (0.21)    (0.14)         (0.02)
                                ----------  --------  --------        -------
Net increase in net asset
  value.......................        6.81      3.90      5.67           1.49
                                ----------  --------  --------        -------
Net Asset Value, End of
  Period......................  $    33.46  $  26.65  $  22.75        $ 17.08
                                ==========  ========  ========        =======
TOTAL RETURN(1)...............       29.78%    18.24%    34.26%          9.67%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
    (in 000's)................  $1,369,673  $738,423  $268,861        $52,407
  Ratios of expenses to
    average net assets:
    Before reimbursement of
      expenses by
      Adviser(2)..............        0.76%     0.85%     0.93%          0.98%
    After reimbursement of
      expenses by
      Adviser(2)..............        0.76%     0.85%     0.93%          0.98%
  Ratios of net investment
    income (loss) to average
    net assets:
    Before reimbursement of
      expenses by
      Adviser(2)..............        0.14%     0.05%    (0.07)%          0.17%
    After reimbursement of
      expenses by
      Adviser(2)..............        0.14%     0.05%    (0.06)%          0.17%
  Portfolio Turnover(1).......       31.59%    29.81%    18.65%         26.36%

---------------------------------------------------------

(1)  Not Annualized.
(2)  Annualized.
(a) Montag & Caldwell Growth Fund - Class I commenced investment operations on June 28, 1996.
(b)  Represents less than $.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 59

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                    OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND

                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                    10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
                                                    ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period.....           $  23.06     $  19.73     $  16.17     $  12.90     $  10.11
                                                    --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss).........              (0.06)       (0.02)        0.08         0.11         0.09
    Net realized and unrealized gain on
      investments........................               6.14         4.73         3.91         3.34         2.79
                                                    --------     --------     --------     --------     --------
      Total from investment operations...               6.08         4.71         3.99         3.45         2.88
                                                    --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of
      net investment income..............                 --        (0.01)       (0.09)       (0.11)       (0.09)
    Distributions from net realized gain
      on investments.....................              (1.43)       (1.37)       (0.34)       (0.07)          --
                                                    --------     --------     --------     --------     --------
      Total distributions................              (1.43)       (1.38)       (0.43)       (0.18)       (0.09)
                                                    --------     --------     --------     --------     --------
Net increase in net asset value..........               4.65         3.33         3.56         3.27         2.79
                                                    --------     --------     --------     --------     --------
Net Asset Value, End of Period...........           $  27.71     $  23.06     $  19.73     $  16.17     $  12.90
                                                    ========     ========     ========     ========     ========
TOTAL RETURN.............................              27.71%       25.43%       25.16%       26.98%       28.66%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)...           $490,189     $367,666     $274,608     $205,133     $172,296
  Ratios of expenses to average net
    assets:
    Before reimbursement of expenses by
      Adviser(1).........................               1.06%        1.08%        1.12%        1.15%        1.50%
    After reimbursement of expenses by
      Adviser(1).........................               1.06%        1.08%        1.07%(2)     1.00%        1.09%(3)
  Ratios of net investment income (loss)
    to average net assets:
    Before reimbursement of expenses by
      Adviser(1).........................              (0.25)%      (0.11)%       0.36%        0.62%        0.33%
    After reimbursement of expenses by
      Adviser(1).........................              (0.25)%      (0.11)%       0.41%        0.77%        0.74%
  Portfolio Turnover.....................              28.93%       34.21%       30.58%       25.48%        9.00%

---------------------------------------------------------

                  (1)   Annualized.
                  (2)   The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on
                        February 28, 1997.
                  (3)   The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.20% to 1.00% on
                        September 21, 1995.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  60

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST TALON FUND                              OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST TALON FUND

                                                          YEAR        YEAR        YEAR        YEAR        YEAR
                                                         ENDED       ENDED       ENDED       ENDED       ENDED
                                                        10/31/99    10/31/98    10/31/97    10/31/96    10/31/95
                                                        --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period.........           $ 13.16     $ 17.60     $ 14.39     $ 12.07     $ 10.25
                                                        -------     -------     -------     -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss).............             (0.05)       0.07        0.11        0.04        0.09
    Net realized and unrealized gain (loss)
      on investments.........................              0.34       (1.59)       4.38        3.01        1.84
                                                        -------     -------     -------     -------     -------
      Total from investment operations.......              0.29       (1.52)       4.49        3.05        1.93
                                                        -------     -------     -------     -------     -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of net
      investment income......................                --(a)    (0.09)      (0.09)      (0.03)      (0.11)
    Distributions from net realized gain on
      investments............................                --       (2.83)      (1.19)      (0.70)         --
                                                        -------     -------     -------     -------     -------
      Total distributions....................                --       (2.92)      (1.28)      (0.73)      (0.11)
                                                        -------     -------     -------     -------     -------
Net increase (decrease) in net asset value...              0.29       (4.44)       3.21        2.32        1.82
                                                        -------     -------     -------     -------     -------
Net Asset Value, End of Period...............           $ 13.45     $ 13.16     $ 17.60     $ 14.39     $ 12.07
                                                        =======     =======     =======     =======     =======
TOTAL RETURN.................................              2.32%     (10.54)%     33.47%      26.51%      18.92%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's).......           $17,586     $22,728     $28,460     $17,418     $10,538
  Ratios of expenses to average net assets:
    Before reimbursement of expenses by
      Adviser(1).............................              1.50%       1.46%       1.67%       1.98%       3.04%
    After reimbursement of expenses by
      Adviser(1).............................              1.30%       1.30%       1.30%       1.30%       1.30%
  Ratios of net investment income (loss) to
    average net assets:
    Before reimbursement of expenses by
      Adviser(1).............................             (0.50)%      0.30%       0.34%      (0.38)%     (0.97)%
    After reimbursement of expenses by
      Adviser(1).............................             (0.30)%      0.46%       0.71%       0.30%       0.77%
  Portfolio Turnover.........................            101.44%      78.33%     112.72%     126.83%     229.43%

---------------------------------------------------------

                  (1)   Annualized.
                  (a)   Represents less than $.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 61

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                    OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND

                                                                         PERIOD
                                                                          ENDED
                                                                       10/31/99(A)
                                                                       -----------
Net Asset Value, Beginning of Period........................             $ 10.00
                                                                         -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................                0.04
    Net realized and unrealized loss on investments.........               (0.85)
                                                                         -------
      Total from investment operations......................               (0.81)
                                                                         -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of net investment
     income.................................................               (0.01)
                                                                         -------
      Total distributions...................................               (0.01)
                                                                         -------
Net decrease in net asset value.............................               (0.82)
                                                                         -------
Net Asset Value, End of Period..............................             $  9.18
                                                                         =======
TOTAL RETURN(1).............................................               (8.07)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................             $42,478
  Ratios of expenses to average net assets:
    Before reimbursement of expenses by Adviser(2)..........                1.55%
    After reimbursement of expenses by Adviser(2)...........                1.40%
  Ratios of net investment income to average net assets:
    Before reimbursement of expenses by Adviser(2)..........                0.36%
    After reimbursement of expenses by Adviser(2)...........                0.51%
  Portfolio Turnover(1).....................................              156.55%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.
                  (a) Alleghany/Chicago Trust Small Cap Value Fund commenced investment operations on November 10, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  62

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                        OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

                                                                         YEAR        PERIOD
                                                                        ENDED         ENDED
                                                                       10/31/99    10/31/98(A)
                                                                       --------    -----------
Net Asset Value, Beginning of Period........................           $  8.62       $ 10.00
                                                                       -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)............................             (0.08)           --(b)
    Net realized and unrealized gain (loss) on
      investments...........................................              8.06         (1.38)
                                                                       -------       -------
      Total from investment operations......................              7.98         (1.38)
                                                                       -------       -------
Net Asset Value, End of Period..............................           $ 16.60       $  8.62
                                                                       =======       =======
TOTAL RETURN(1).............................................             92.92%       (13.80)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................           $57,282       $12,674
  Ratios of expenses to average net assets:
    Before reimbursement of expenses by Adviser(2)..........              1.58%         1.54%
    After reimbursement of expenses by Adviser(2)...........              1.41%(3)      1.50%
  Ratios of net investment loss to average net assets:
    Before reimbursement of expenses by Adviser(2)..........             (1.05)%       (0.06)%
    After reimbursement of expenses by Adviser(2)...........             (0.88)%       (0.02)%
  Portfolio Turnover(1).....................................            204.26%       111.52%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.
                  (3) The Adviser fee, which affects the net expense ratio, changed from 1.50% to 1.00% on December 4, 1998.
                  (a) Alleghany/Veredus Aggressive Growth Fund commenced investment operations on June 30, 1998.
                  (b)   Represents less than $0.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 63

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND -- CLASS N    OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND -- CLASS N

                                               SIX        TEN                             EIGHT       ELEVEN
                                              MONTHS     MONTHS      YEAR       YEAR      MONTHS      MONTHS
                                              ENDED      ENDED      ENDED      ENDED      ENDED        ENDED
                                             10/31/99   04/30/99   06/30/98   06/30/97   06/30/96   10/31/95(A)
                                             --------   --------   --------   --------   --------   -----------
Net Asset Value, Beginning of
  Period............................          $12.70     $14.30     $13.05     $12.51     $11.73       $11.21
                                              ------     ------     ------     ------     ------       ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)....            0.06      (0.02)      0.17       0.06       0.69         0.02
    Net realized and unrealized gain
      on investments................            0.61       0.16       1.69       1.09       0.72         1.01
                                              ------     ------     ------     ------     ------       ------
      Total from investment
        operations..................            0.67       0.14       1.86       1.15       1.41         1.03
                                              ------     ------     ------     ------     ------       ------
  LESS DISTRIBUTIONS:
    Distributions from and in excess
      of net investment income......              --         --      (0.03)        --      (0.42)       (0.08)
    Distributions from net realized
      gain on investments...........              --      (1.74)     (0.58)     (0.61)     (0.21)       (0.43)
                                              ------     ------     ------     ------     ------       ------
      Total distributions...........              --      (1.74)     (0.61)     (0.61)     (0.63)       (0.51)
                                              ------     ------     ------     ------     ------       ------
Net increase (decrease) in net asset
  value.............................            0.67      (1.60)      1.25       0.54       0.78         0.52
                                              ------     ------     ------     ------     ------       ------
Net Asset Value, End of Period......          $13.37     $12.70     $14.30     $13.05     $12.51       $11.73
                                              ======     ======     ======     ======     ======       ======
TOTAL RETURN(1).....................            5.35%      1.05%     15.33%      9.77%     12.33%        9.61%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    000's)..........................          $7,516     $5,278(3)  $6,299     $2,302     $5,624       $  675
  Ratios of expenses to average net
    assets:
    Before reimbursement of expenses
      by Adviser(2).................            1.41%      1.41%      1.36%      1.38%      1.35%        1.34%
    After reimbursement of expenses
      by Adviser(2).................            1.35%      1.41%      1.36%      1.38%      1.35%        1.34%
  Ratios of net investment income
    (loss) to average net assets:
    Before reimbursement of expenses
      by Adviser(2).................            0.95%     (0.21)%     1.31%      0.52%      1.04%        0.50%
    After reimbursement of expenses
      by Adviser(2).................            1.01%     (0.21)%     1.31%      0.52%      1.04%        0.50%
  Portfolio Turnover(1).............           28.91%     36.00%     60.00%     77.00%     60.00%       58.00%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.
                  (3)   Net Assets at end of period do not reflect Class A, B, or C net assets prior to April 30, 1999.
                  (a)   Alleghany/Blairlogie International Developed Fund - Class N
                        commenced investment operations on November 30, 1994.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  64

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND -- CLASS I    OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND -- CLASS I

                                              SIX          TEN                                 EIGHT
                                             MONTHS      MONTHS        YEAR         YEAR       MONTHS       YEAR
                                             ENDED        ENDED        ENDED       ENDED       ENDED       ENDED
                                            10/31/99    04/30/99     06/30/98     06/30/97    06/30/96    10/31/95
                                            --------    ---------    ---------    --------    --------    --------
Net Asset Value, Beginning of
  Period...........................         $ 12.70     $  14.32     $  13.12     $ 12.54     $ 11.74     $ 11.86
                                            -------     --------     --------     -------     -------     -------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income..........            0.08           --         0.16        0.10        0.72        0.10
    Net realized and unrealized
      gain on investments..........            0.62         0.17         1.73        1.09        0.72        0.30
                                            -------     --------     --------     -------     -------     -------
      Total from investment
        operations.................            0.70         0.17         1.89        1.19        1.44        0.40
                                            -------     --------     --------     -------     -------     -------
  LESS DISTRIBUTIONS:
    Distributions from and in
      excess of net investment
      income.......................              --        (0.05)       (0.11)         --       (0.43)      (0.09)
    Distributions from net realized
      gain on investments..........              --        (1.74)       (0.58)      (0.61)      (0.21)      (0.43)
                                            -------     --------     --------     -------     -------     -------
      Total distributions..........              --        (1.79)       (0.69)      (0.61)      (0.64)      (0.52)
                                            -------     --------     --------     -------     -------     -------
Net increase (decrease) in net
  asset value......................            0.70        (1.62)        1.20        0.58        0.80       (0.12)
                                            -------     --------     --------     -------     -------     -------
Net Asset Value, End of Period.....         $ 13.40     $  12.70     $  14.32     $ 13.12     $ 12.54     $ 11.74
                                            =======     ========     ========     =======     =======     =======
TOTAL RETURN(1)....................            5.51%        1.31%       15.69%      10.07%      12.54%       3.83%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    000's).........................         $97,067     $101,084     $122,126     $94,044     $70,207     $63,607
  Ratios of expenses to average net
    assets:
    Before reimbursement of
      expenses by Adviser(2).......            1.16%        1.16%        1.11%       1.13%       1.10%       1.10%
    After reimbursement of expenses
      by Adviser(2)................            1.10%        1.16%        1.11%       1.13%       1.10%       1.10%
  Ratios of net investment income
    to average net assets:
    Before reimbursement of
      expenses by Adviser(2).......            1.20%        0.04%        1.20%       0.85%       0.81%       1.10%
    After reimbursement of expenses
      by Adviser(2)................            1.26%        0.04%        1.20%       0.85%       0.81%       1.10%
  Portfolio Turnover(1)............           28.91%       36.00%       60.00%      77.00%      60.00%      63.00%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 65

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND -- CLASS N           OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND -- CLASS N

                                              SIX         TEN                                EIGHT
                                             MONTHS      MONTHS       YEAR        YEAR       MONTHS       YEAR
                                             ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                            10/31/99    04/30/99    06/30/98    06/30/97    06/30/96    10/31/95
                                            --------    --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period...........................          $10.42      $10.14     $ 13.95      $12.63      $11.24     $ 16.95
                                             ------      ------     -------      ------      ------     -------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income..........            0.05        0.05        0.09          --        0.02          --
    Net realized and unrealized
      gain (loss) on investments...            0.28        0.23       (3.90)       1.32        1.40       (4.95)
                                             ------      ------     -------      ------      ------     -------
      Total from investment
        operations.................            0.33        0.28       (3.81)       1.32        1.42       (4.95)
                                             ------      ------     -------      ------      ------     -------
  LESS DISTRIBUTIONS:
    Distributions from and in
      excess of net investment
      income.......................              --          --          --          --       (0.03)      (0.05)
    Distributions from net realized
      gain on investments..........              --          --          --          --          --       (0.71)
                                             ------      ------     -------      ------      ------     -------
      Total distributions..........              --          --          --          --       (0.03)      (0.76)
                                             ------      ------     -------      ------      ------     -------
Net increase (decrease) in net
  asset value......................            0.33        0.28       (3.81)       1.32        1.39       (5.71)
                                             ------      ------     -------      ------      ------     -------
Net Asset Value, End of Period.....          $10.75      $10.42     $ 10.14      $13.95      $12.63     $ 11.24
                                             ======      ======     =======      ======      ======     =======
TOTAL RETURN(1)....................            3.26%       2.76%     (27.31)%     10.45%      12.70%     (27.96)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    000's).........................          $1,729      $  961(3)  $ 1,339      $  117      $  368     $   830
  Ratios of expenses to average net
    assets:
    Before reimbursement of
      expenses by Adviser(2).......            2.07%       1.68%       1.65%       1.69%       1.61%       1.62%
    After reimbursement of expenses
      by Adviser(2)................            1.60%       1.68%       1.65%       1.69%       1.61%       1.62%
  Ratios of net investment income
    to average net assets:
    Before reimbursement of
      expenses by Adviser(2).......            0.41%       0.69%       0.81%       0.02%       0.18%       0.02%
    After reimbursement of expenses
      by Adviser(2)................            0.88%       0.69%       0.81%       0.02%       0.18%       0.02%
  Portfolio Turnover(1)............           46.93%      38.00%      52.00%      74.00%      74.00%     118.00%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.
                  (3)   Net Assets at end of period do not reflect Class A, B, or C net assets prior to April 30, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  66

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND -- CLASS I           OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND -- CLASS I

                                              SIX         TEN                                EIGHT
                                             MONTHS      MONTHS       YEAR        YEAR       MONTHS       YEAR
                                             ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                            10/31/99    04/30/99    06/30/98    06/30/97    06/30/96    10/31/95
                                            --------    --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period...........................         $ 10.43     $ 10.18     $ 13.96     $ 12.66     $ 11.27     $ 16.53
                                            -------     -------     -------     -------     -------     -------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income..........            0.06        0.06        0.06        0.06        0.03        0.07
    Net realized and unrealized
      gain (loss)..................            0.30        0.23       (3.84)       1.30        1.40       (4.55)
                                            -------     -------     -------     -------     -------     -------
      Total from investment
        operations.................            0.36        0.29       (3.78)       1.36        1.43       (4.48)
                                            -------     -------     -------     -------     -------     -------
  LESS DISTRIBUTIONS:
    Distributions from and in
      excess of net investment
      income.......................              --       (0.03)         --       (0.06)      (0.04)      (0.06)
    Distributions from net realized
      gain on investments..........              --          --          --          --          --       (0.72)
    Return of capital
      distributions................              --       (0.01)         --          --          --          --
                                            -------     -------     -------     -------     -------     -------
      Total distributions..........              --       (0.04)         --       (0.06)      (0.04)      (0.78)
                                            -------     -------     -------     -------     -------     -------
Net increase (decrease) in net
  asset value......................            0.36        0.25       (3.78)       1.30        1.39       (5.26)
                                            -------     -------     -------     -------     -------     -------
Net Asset Value, End of Period.....         $ 10.79     $ 10.43     $ 10.18     $ 13.96     $ 12.66     $ 11.27
                                            =======     =======     =======     =======     =======     =======
TOTAL RETURN(1)....................            3.45%       2.98%     (27.08)%     10.85%      12.70%     (27.70)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in
    000's).........................         $16,579     $18,043     $24,251     $52,703     $80,545     $73,539
  Ratios of expenses to average net
    assets:
    Before reimbursement of
      expenses by Adviser(2).......            1.82%       1.43%       1.39%       1.45%       1.35%       1.35%
    After reimbursement of expenses
      by Adviser(2)................            1.35%       1.43%       1.39%       1.45%       1.35%       1.35%
  Ratios of net investment income
    to average net assets:
  Before reimbursement of expenses
    by Adviser(2)..................            0.66%       0.94%       0.52%       0.45%       0.84%       0.57%
  After reimbursement of expenses
    by Adviser(2)..................            1.13%       0.94%       0.52%       0.45%       0.84%       0.57%
Portfolio Turnover(1)..............           46.93%      38.00%      52.00%      74.00%      74.00%     118.00%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 67

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                       OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND

                                                                        CLASS N                               CLASS I
                                               ---------------------------------------------------------    -----------
                                                 YEAR        YEAR        YEAR       YEAR       PERIOD         PERIOD
                                                 ENDED       ENDED      ENDED      ENDED        ENDED          ENDED
                                               10/31/99    10/31/98    10/31/97   10/31/96   10/31/95(A)    10/31/99(B)
                                               ---------   ---------   --------   --------   -----------    -----------
Net Asset Value, Beginning of Period.....      $  17.60    $  16.01    $ 14.29    $ 12.12      $ 10.00        $ 18.36
                                               --------    --------    -------    -------      -------        -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income................          0.29        0.27       0.25       0.27         0.26           0.25
    Net realized and unrealized gain on
      investments........................          2.73        1.97       2.93       2.17         2.09           1.03
                                               --------    --------    -------    -------      -------        -------
      Total from investment operations...          3.02        2.24       3.18       2.44         2.35           1.28
                                               --------    --------    -------    -------      -------        -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of
      net investment income..............         (0.27)      (0.27)     (0.25)     (0.27)       (0.23)         (0.22)
    Distributions from net realized gain
      on investments.....................         (0.94)      (0.38)     (1.21)        --           --             --
                                               --------    --------    -------    -------      -------        -------
    Total distributions..................         (1.21)      (0.65)     (1.46)     (0.27)       (0.23)         (0.22)
                                               --------    --------    -------    -------      -------        -------
Net increase in net asset value..........          1.81        1.59       1.72       2.17         2.12           1.06
                                               --------    --------    -------    -------      -------        -------
Net Asset Value, End of Period...........      $  19.41    $  17.60    $ 16.01    $ 14.29      $ 12.12        $ 19.42
                                               ========    ========    =======    =======      =======        =======
TOTAL RETURN(1)..........................         17.83%      14.46%     24.26%     20.37%       23.75%          6.98%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)...      $160,286    $158,398    $82,719    $31,473      $21,908        $90,906
  Ratios of expenses to average net
    assets:
    Before reimbursement of expenses by
      Adviser(2).........................          1.14%       1.18%      1.33%      1.58%        2.50%          0.91%
    After reimbursement of expenses by
      Adviser(2).........................          1.14%       1.18%      1.25%      1.25%        1.25%          0.91%
  Ratios of net investment income to
    average net assets:
    Before reimbursement of expenses by
      Adviser(2).........................          1.54%       1.67%      1.70%      1.83%        1.38%          1.77%
    After reimbursement of expenses by
      Adviser(2).........................          1.54%       1.67%      1.78%      2.16%        2.63%          1.77%
  Portfolio Turnover(1)..................         34.79%      59.02%     28.13%     43.58%       27.33%         34.79%

---------------------------------------------------------

                  (1)   Not Annualized.
                  (2)   Annualized.
                  (a) Alleghany/Montag & Caldwell Balanced Fund - Class N commenced investment operations on November 2, 1994.
                  (b) Montag & Caldwell Balanced Fund - Class I commenced investment operations on December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  68

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                           OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST BALANCED FUND

                             YEAR      YEAR      YEAR      YEAR          PERIOD
                            ENDED     ENDED     ENDED     ENDED           ENDED
                           10/31/99  10/31/98  10/31/97  10/31/96      10/31/95(A)
                           --------  --------  --------  --------  -------------------
Net Asset Value,
  Beginning of Period....  $  12.03  $  11.06  $   9.60  $   8.43       $   8.34
                           --------  --------  --------  --------       --------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment
      income.............      0.27      0.27      0.28      0.27           0.03
    Net realized and
      unrealized gain on
      investments........      1.71      1.65      1.60      1.16           0.06
                           --------  --------  --------  --------       --------
      Total from
        investment
        operations.......      1.98      1.92      1.88      1.43           0.09
                           --------  --------  --------  --------       --------
  LESS DISTRIBUTIONS:
    Distributions from
      and in excess of
      net investment
      income.............     (0.26)    (0.27)    (0.28)    (0.26)            --
    Distributions from
      net realized gain
      on investments.....     (0.71)    (0.68)    (0.14)       --
                           --------  --------  --------  --------       --------
      Total
        distributions....     (0.97)    (0.95)    (0.42)    (0.26)            --
                           --------  --------  --------  --------       --------
Net increase in net asset
  value..................      1.01      0.97      1.46      1.17           0.09
                           --------  --------  --------  --------       --------
Net Asset Value, End of
  Period.................  $  13.04  $  12.03  $  11.06  $   9.60       $   8.43
                           ========  ========  ========  ========       ========
TOTAL RETURN(1)..........     17.26%    18.50%    20.10%    17.21%          1.08%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of
    Period (in 000's)....  $294,426  $219,362  $187,993  $156,703       $152,820
  Ratios of expenses to
    average net assets:
    Before reimbursement
      of expenses by
      Adviser(2).........      1.06%     1.08%     1.13%     1.17%          1.19%
    After reimbursement
      of expenses by
      Adviser(2).........      1.06%     1.08%     1.07%(3)     1.00%          1.00%
  Ratios of net
    investment income to
    average net assets:
    Before reimbursement
      of expenses by
      Adviser(2).........      2.13%     2.30%     2.70%     2.79%          2.56%
    After reimbursement
      of expenses by
      Adviser(2).........      2.13%     2.30%     2.76%     2.96%          2.73%
  Portfolio
    Turnover(1)..........     25.05%    40.28%    34.69%    34.29%          0.72%

---------------------------------------------------------

(1)  Not Annualized.
(2)  Annualized.
(3) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
(a) Alleghany/Chicago Trust Balanced Fund (formerly the Chicago Trust Asset Allocation Fund)-Class N commenced investment operations on September 21, 1995.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 69

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST BOND FUND                               OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST BOND FUND

                                                        YEAR         YEAR         YEAR         YEAR        YEAR
                                                        ENDED        ENDED        ENDED       ENDED       ENDED
                                                      10/31/99     10/31/98     10/31/97     10/31/96    10/31/95
                                                      ---------    ---------    ---------    --------    --------
Net Asset Value, Beginning of Period.........         $  10.27     $  10.13     $   9.89     $  9.94     $  9.21
                                                      --------     --------     --------     -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income....................             0.61         0.60         0.61        0.60        0.60
    Net realized and unrealized gain (loss)
      on investments.........................            (0.51)        0.15         0.23       (0.05)       0.73
                                                      --------     --------     --------     -------     -------
      Total from investment operations.......             0.10         0.75         0.84        0.55        1.33
                                                      --------     --------     --------     -------     -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of net
      investment income......................            (0.61)       (0.61)       (0.60)      (0.60)      (0.60)
    Distributions from net realized gain on
      investments............................            (0.05)          --           --          --          --
                                                      --------     --------     --------     -------     -------
      Total distributions....................            (0.66)       (0.61)       (0.60)      (0.60)      (0.60)
                                                      --------     --------     --------     -------     -------
Net increase (decrease) in net asset value...            (0.56)        0.14         0.24       (0.05)       0.73
                                                      --------     --------     --------     -------     -------
Net Asset Value, End of Period...............         $   9.71     $  10.27     $  10.13     $  9.89     $  9.94
                                                      ========     ========     ========     =======     =======
TOTAL RETURN.................................             1.02%        7.66%        8.84%       5.76%      14.89%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's).......         $133,408     $160,561     $120,532     $79,211     $70,490
  Ratios of expenses to average net assets:
    Before reimbursement of expenses by
      Adviser(1).............................             0.93%        0.96%        1.02%       1.10%       1.54%
    After reimbursement of expenses by
      Adviser(1).............................             0.80%        0.80%        0.80%       0.80%       0.80%
  Ratios of net investment income to average
    net assets:
    Before reimbursement of expenses by
      Adviser(1).............................             5.91%        5.79%        6.02%       5.89%       5.78%
    After reimbursement of expenses by
      Adviser(1).............................             6.04%        5.95%        6.24%       6.19%       6.52%
  Portfolio Turnover.........................            49.83%       45.29%       17.76%      41.75%      68.24%

---------------------------------------------------------

                  (1)    Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  70

ALLEGHANY FUNDS
------------------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                     OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

                                                          YEAR        YEAR        YEAR        YEAR        YEAR
                                                         ENDED       ENDED       ENDED       ENDED       ENDED
                                                        10/31/99    10/31/98    10/31/97    10/31/96    10/31/95
                                                        --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period...........         $ 10.36     $ 10.19     $ 10.06     $ 10.08     $  9.56
                                                        -------     -------     -------     -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income......................            0.46        0.44        0.38        0.38        0.35
    Net realized and unrealized gain (loss) on
      investments..............................           (0.63)       0.17        0.12       (0.02)       0.52
                                                        -------     -------     -------     -------     -------
      Total from investment operations.........           (0.17)       0.61        0.50        0.36        0.87
                                                        -------     -------     -------     -------     -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of net
      investment income........................           (0.46)      (0.44)      (0.37)      (0.38)      (0.35)
                                                        -------     -------     -------     -------     -------
      Total distributions......................           (0.46)      (0.44)      (0.37)      (0.38)      (0.35)
                                                        -------     -------     -------     -------     -------
Net increase (decrease) in net asset value.....           (0.63)       0.17        0.13       (0.02)       0.52
                                                        -------     -------     -------     -------     -------
Net Asset Value, End of Period.................         $  9.73     $ 10.36     $ 10.19     $ 10.06     $ 10.08
                                                        =======     =======     =======     =======     =======
TOTAL RETURN...................................           (1.77)%      6.17%       5.13%       3.59%       9.29%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's).........         $17,219     $13,210     $12,379     $11,186     $11,679
  Ratios of expenses to average net assets:
    Before reimbursement of expenses by
      Adviser(1)...............................            1.20%       1.41%       1.64%       1.53%       2.16%
    After reimbursement of expenses by
      Adviser(1)...............................            0.10%       0.35%(2)    0.90%       0.90%       0.90%
  Ratios of net investment income to average
    net assets:
    Before reimbursement of expenses by
      Adviser(1)...............................            3.45%       3.22%       3.00%       3.11%       2.37%
    After reimbursement of expenses by
      Adviser(1)...............................            4.55%       4.28%       3.74%       3.74%       3.63%
  Portfolio Turnover...........................           22.83%      34.33%      16.19%      27.47%      42.81%

---------------------------------------------------------

                  (1)   Annualized.
                  (2)   The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 0.90% to 0.10% on
                        February 27, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            - 71

ALLEGHANY FUNDS
----------------------------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                       OCTOBER 31, 1999

FINANCIAL HIGHLIGHTS

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                    10/31/99     10/31/98     10/31/97     10/31/96     10/31/95
                                                    ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period.......         $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                    --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..................             0.05         0.05         0.05         0.05         0.03
                                                    --------     --------     --------     --------     --------
    Less distributions from net investment
      income...............................            (0.05)       (0.05)       (0.05)       (0.05)       (0.03)
                                                    --------     --------     --------     --------     --------
Net Asset Value, End of Period.............         $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                    ========     ========     ========     ========     ========
TOTAL RETURN...............................             4.76%        5.24%        5.15%        5.14%        5.56%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's).....         $335,140     $281,389     $238,551     $225,536     $206,075
  Ratios of expenses to average net assets:
    Before reimbursement of expenses by
      Adviser(1)...........................             0.51%        0.52%        0.56%        0.59%        0.63%
    After reimbursement of expenses by
      Adviser(1)...........................             0.51%        0.51%(3)     0.50%        0.50%        0.43%(2)
  Ratios of net investment income to
    average net assets:
    Before reimbursement of expenses by
      Adviser(1)...........................             4.63%        5.13%        5.00%        4.93%        5.24%
    After reimbursement of expenses by
      Adviser(1)...........................             4.63%        5.14%        5.06%        5.02%        5.44%

---------------------------------------------------------

                  (1)   Annualized.
                  (2)   The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 0.40% to 0.50% on July 12,
                        1995.
                  (3)   As of February 27, 1998, the Adviser no longer waived fees or reimbursed expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-  72

ALLEGHANY FUNDS
--------------------------------

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS

NOTE (A) SIGNIFICANT ACCOUNTING POLICIES: Alleghany Funds (the "Company") operates as a series company, twelve series of which are covered by these financial statements: Alleghany/ Montag & Caldwell Growth Fund (the "Growth Fund"), Alleghany/Chicago Trust Growth & Income Fund (the "Growth & Income Fund"), Alleghany/Chicago Trust Talon Fund (the "Talon Fund"), Alleghany/Chicago Trust Small Cap Value Fund (the "Small Cap Value Fund"), Alleghany/Veredus Aggressive Growth Fund (the "Aggressive Growth Fund"), Alleghany/ Blairlogie International Developed Fund (the "International Developed Fund"), Alleghany/Blairlogie Emerging Markets Fund (the "Emerging Markets Fund"), Alleghany/Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), Alleghany/Chicago Trust Balanced Fund (the "CT Balanced Fund"), Alleghany/Chicago Trust Bond Fund (the "Bond Fund"), Alleghany/Chicago Trust Municipal Bond Fund (the "Municipal Bond Fund") and Alleghany/Chicago Trust Money Market Fund (the "Money Market Fund") (each a "Fund" and collectively, the "Funds"). The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company was organized as a Delaware business trust on September 10, 1993.

After the close of business on April 30, 1999, pursuant to an agreement and plan of reorganization in a tax-free business combination, the assets and liabilities of PIMCO Emerging Markets Fund and PIMCO International Developed Fund (the "Acquired Funds") were transferred to the newly formed series of the Company, Alleghany/Blairlogie Emerging Markets Fund and Alleghany/Blairlogie International Developed Fund (the "Acquiring Funds"), in exchange for shares of the Acquiring Funds. Holders of the Institutional class of shares of the Acquired Funds received Class I Shares of the corresponding Acquiring Fund and holders of the Administrative Class of the Acquired Fund received Class N Shares of the corresponding Acquiring Fund. In addition, at the date of transfer for Alleghany/ Blairlogie Emerging Markets Fund, 39,668 Class A Shares, 21,554
Class B Shares and 31,837 Class C Shares converted to 39,559, 21,149 and 31,255 Class N Shares of the Acquiring Fund at conversion rates of 0.99724, 0.98121 and 0.98170, respectively. At the date of transfer for Alleghany/Blairlogie International Developed Fund, 75,505 Class A Shares, 122,227 Class B Shares and 221,270 Class C Shares converted to 75,200, 119,741 and 216,942 Class N Shares of the Acquiring Fund at conversion rates of 0.99597, 0.97966 and 0.98044, respectively. Prior year share information has been restated to reflect the share conversions at April 30, 1999.

The Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity and convertible securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. ("Montag & Caldwell") is the Adviser for the Fund, which commenced investment operations on November 2, 1994. Effective June 28, 1996, the Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The Growth & Income Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks and convertible securities. The Chicago Trust Company ("Chicago Trust") is the Adviser for the Fund, which commenced investment operations on December 13, 1993.

The Talon Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies believed by Talon Asset Management, Inc. ("Talon") to have prospects for long-term growth. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. Chicago Trust is the Adviser for the Fund and Talon is the Sub-Adviser.

The Small Cap Value Fund seeks long-term total return by investing primarily in common stocks of small U.S. companies and/or real estate investment trusts (REITs). Chicago Trust is the Adviser for the Fund, which commenced investment operations on November 10, 1998.

The Aggressive Growth Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with accelerating earnings. Veredus Asset Management LLC is the Adviser for the Fund, which commenced investment operations on June 30, 1998.

The International Developed Fund seeks long-term growth of capital through investment primarily in a diversified portfolio of international equity securities. Blairlogie Capital Management ("Blairlogie") is the Adviser for the Fund, which commenced investment operations on June 8, 1993. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The Emerging Markets Fund seeks long-term growth of capital with investments primarily in common stocks of companies located in emerging market countries. Blairlogie is the Adviser for the Fund, which commenced investment operations on June 1, 1993. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The M&C Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income and short-term securities. The allocation between asset classes

                                                                            - 73

ALLEGHANY FUNDS

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS -- CONTINUED may vary in accordance with the expected rates of return of each asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell is the Adviser for the Fund, which commenced investment operations on November 2, 1994. Effective
December 31, 1998, the Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The CT Balanced Fund seeks growth of capital with current income. The Fund seeks to achieve this objective by holding a combination of equity and fixed income securities, including common stocks (both dividend and non-dividend paying), preferred stocks, convertible preferred stocks, fixed income securities, including bonds and bonds convertible into common stocks, and short-term interest-bearing obligations. Chicago Trust is the Adviser for the Fund, which commenced investment operations on September 21, 1995.

The Bond Fund seeks high current income consistent with prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 13, 1993.

The Municipal Bond Fund seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of municipal debt obligations. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 13, 1993.

The Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar-denominated money market instruments. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 14, 1993.

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

(1) SECURITY VALUATION: For the Growth Fund, the Growth & Income Fund, the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the CT Balanced Fund, equity securities and index options traded on a national exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last reported sales price at the close of the respective exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. For the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund, fixed income securities, except short-term investments, are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. When fair market value quotations are not readily available, securities and other assets are valued at fair value in accordance with guidelines adopted by the Board of Trustees. For all Funds, short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) DERIVATIVE FINANCIAL INSTRUMENTS: The Growth Fund, the Growth & Income Fund, the Talon Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund are authorized to utilize derivative financial instruments. A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to

-  74

ALLEGHANY FUNDS

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS -- CONTINUED manage the portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract. Summarized in 4 and 5 below are specific derivative financial instruments used by the Funds listed above.

(4) FUTURES AND OPTIONS: A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

(5) FORWARD CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(6) MORTGAGE BACKED SECURITIES: The Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund may invest in mortgage backed securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies such as Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The Growth & Income Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund may also invest in Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The CT Balanced Fund and the Bond Fund may utilize Interest Only (IO) securities to increase the diversification of the portfolio and manage risk. An IO security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

(7) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is primarily determined using the first-in, first-out method.

(8) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and

                                                                            - 75

ALLEGHANY FUNDS

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS -- CONTINUED expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(9) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the losses amounted to $1,272,314 for the Small Cap Value Fund, which will expire October 31, 2007, $791,465 for the Aggressive Growth Fund, which will expire
October 31, 2006, $17,153,823 for the Emerging Markets Fund, which will expire between October 31, 2002 and October 31, 2006, $384,988 for the Bond Fund, which will expire October 31, 2007 and $10,230 for the Municipal Bond Fund, which will expire October 31, 2003.

Net realized gains or losses may differ for financial and tax reporting purposes for the Small Cap Value Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the Bond Fund, primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold.

(10) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date.

(11) MULTICLASS OPERATIONS: With respect to the Growth Fund, the International Developed Fund, the Emerging Markets Fund and the M&C Balanced Fund, each class offered by these funds has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

(12) ORGANIZATION COSTS: The Funds have reimbursed the Advisers for certain costs incurred in connection with the Funds' and the Company's organization. The costs were being amortized on a straight-line basis over five years, commencing on December 13, 1993 for the Growth & Income Fund, Bond Fund and the Municipal Bond Fund; December 14, 1993 for the Money Market Fund; September 19, 1994 for the Talon Fund; November 2, 1994 for the Growth Fund and the M&C Balanced Fund; September 21, 1995 for the CT Balanced Fund; and June 30, 1998 for the Aggressive Growth Fund.

(13) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: With respect to the Growth Fund, the Growth & Income Fund, the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the M&C Balanced Fund and the CT Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. With respect to the International Developed Fund and the Emerging Markets Fund, dividends from net investment income and net realized gains from investment transactions, if any, are declared and paid at least annually to shareholders of record. The Bond Fund and the Municipal Bond Fund distribute their respective net investment income to shareholders monthly and capital gains, if any, are distributed annually. The Money Market Fund declares dividends daily from its net investment income. The Money Market Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Growth Fund, the Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund and the M&C Balanced Fund are due to class specific expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. Permanent book and tax differences of $44, $27,652 and $4,658 were reclassified at October 31, 1999 between accumulated net realized gain on investments and undistributed net investment income in the M&C Balanced Fund, the CT Balanced Fund and the Bond Fund, respectively, due to gains and losses on paydown adjustments from mortgage-backed securities. In addition, permanent book and tax differences in the Small Cap Value Fund relating to the recognition of expenses which are not deductible for tax purposes totaling $111 were reclassified between undistributed net investment income and capital paid-in. Also, in the Talon Fund, permanent book and tax differences relating to the sale of real estate investment trusts totaling

-  76

ALLEGHANY FUNDS

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
$5,135 were reclassified between accumulated net realized gain and undistributed net investment income and permanent book and tax differences relating to return of capital distributions for the fiscal year October 31, 1998 totaling $1,339 were reclassified between undistributed net investment income and capital paid-in. For the International Developed Fund and the Emerging Markets Fund, permanent book and tax differences relating to net currency gains and losses totaling $81,307 and $55,545, respectively, were reclassified between accumulated net realized gain and undistributed net investment income. Also, for the International Developed Fund, permanent book and tax differences relating to equalization debits in the amount of $166,524 and corporate actions in the amount of $75,000 were reclassified between accumulated net realized gain and capital paid-in.

The Growth Fund and the Growth & Income Fund had net operating losses for tax purposes, net of short-term gains of $639,463 and $1,141,812, respectively, for the year ended October 31, 1999 which were reclassified between undistributed net investment income and capital paid-in as permanent differences. The Talon Fund and the Aggressive Growth Fund had net operating losses for tax purposes of $62,169 and $254,684, respectively, which were offset by short-term capital gains and were reclassified between undistributed net investment income and accumulated net realized gain.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

For the year ended October 31, 1999, 100% of the income distributions made by the Municipal Bond Fund were exempt from federal income taxes. Additionally, during the year, the Growth Fund, the Growth & Income Fund, the M&C Balanced Fund, the CT Balanced Fund and the Bond Fund paid long term capital gain distributions of $64,001,597, $23,278,710, $8,904,043, $13,010,618 and $708,951,
respectively. In January 2000, the Funds will provide tax information to shareholders for the 1999 calendar year.

All of the income dividends paid by each Fund were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deductions were 100%, 31.53% and 17.11% for the Talon Fund, the M&C Balanced Fund and the CT Balanced Fund, respectively.

NOTE (C) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 1999, Alleghany Asset Management, Inc. owned one share of the Small Cap Value Fund, one share of the Aggressive Growth Fund and 152 shares of the CT Balanced Fund.

NOTE (D) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the period ended October 31, 1999 were:

                             AGGREGATE PURCHASES               PROCEEDS FROM SALES
                             -------------------               -------------------
                       U.S. GOVERNMENT       OTHER        U.S. GOVERNMENT      OTHER
                       ---------------       -----        ---------------      -----
Growth Fund..........    $        --     $1,305,997,104     $        --     $736,042,970
Growth & Income
    Fund.............             --        127,891,040              --      128,269,317
Talon Fund...........             --         19,775,222              --       25,016,861
Small Cap Value
    Fund.............             --         95,302,097              --       50,427,649
Aggressive Growth
    Fund.............             --         81,366,876              --       58,458,722
International
    Developed Fund...             --         29,193,128              --       42,445,081
Emerging Markets
    Fund.............             --          8,127,846              --        9,524,176
M&C Balanced Fund....     29,281,332         99,936,682      13,416,867       55,748,697
CT Balanced Fund.....     11,976,178         83,500,353       6,738,070       56,464,362
Bond Fund............     15,254,512         57,019,811      28,425,823       57,004,009
Municipal Bond
    Fund.............             --          8,127,938              --        3,508,386

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various Advisory Agreements with the Funds, each Adviser provides investment advisory services to the Funds. The Funds pay advisory fees at the following annual percentage rates of the average daily net assets of each Fund: 0.80% on the first $800,000,000 of average daily net assets and 0.60% of average daily net assets over $800,000,000 for the Growth Fund; 0.70% for the Growth & Income Fund; 0.80% for the Talon Fund; 1.00% for the Small Cap Value Fund; 1.00% for the Aggressive Growth Fund; 0.85% for the International Developed Fund; 0.85% for the Emerging Markets Fund; 0.75% for the M&C Balanced Fund; 0.70% for the CT Balanced Fund; 0.55% for the Bond Fund; 0.60% for the Municipal Bond Fund; and 0.40% for the Money Market Fund. These fees are accrued daily and paid monthly.

For the period ended October 31, 1999, the Advisers contractually undertook to reimburse the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the International Developed Fund (Class I and Class N), the Emerging Markets Fund (Class I and Class N) and the Bond Fund for operating expenses which caused total expenses to exceed 1.30%, 1.40%, 1.40%, 1.10%, 1.35%, 1.35%, 1.60%, and
0.80%, respectively. The Advisers voluntarily undertook to reimburse the Growth Fund (Class I and Class N), the Growth & Income Fund, the M&C Balanced Fund (Class I and Class N), the CT Balanced Fund and the Municipal Bond Fund for operating expenses which caused total expenses to exceed 0.98%, 1.30%, 1.10%, 1.00%, 1.25%, 1.10%, and 0.10% respectively. The voluntary expense reimbursements may be terminated at the discretion of the Advisers.

                                                                            - 77

ALLEGHANY FUNDS

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS -- CONTINUED

For the period ended October 31, 1999, the Advisers waived/ reimbursed expenses of $40,814 for the Talon Fund, $52,755 for the Small Cap Value Fund, $52,934 for the Aggressive Growth Fund, $29,647 for the International Developed Fund, $43,536 for the Emerging Markets Fund, $199,795 for the Bond Fund and $174,679 for the Municipal Bond Fund.

Chicago Trust serves as Administrator of the Funds. Prior to December 17, 1998, Chicago Trust received fees equivalent to the sub-administration fee schedule. Effective December 17, 1998, the administration fee schedule is as follows:

                  ADMINISTRATION FEES
                  -------------------
FEE (% OF FUNDS' AGGREGATE DAILY NET ASSETS)               AVERAGE DAILY NET ASSETS
--------------------------------------------               ------------------------
0.060..................................................        up to $2 billion
0.050..................................................    $2 billion to $7 billion
0.045..................................................        over $7 billion

First Data Investor Services Group, Inc. (now known as PFPC Inc.) serves as Sub-Administrator of the Funds and receives the following fees, which are paid to the Sub-Administrator by the Administrator.

         SUB-ADMINISTRATION FEES                         CUSTODY LIAISON FEES
         -----------------------                         --------------------
                              AVERAGE
FEE (% OF FUNDS' AGGREGATE    DAILY NET       ANNUAL FEE      AVERAGE DAILY NET ASSETS
    DAILY NET ASSETS)         ASSETS          (PER FUND)             (PER FUND)
    -----------------         ------          ----------             ----------
                                up to $2
0.060                           billion        $10,000           up to $100 million
                               $2 billion
                                to $3.5
0.045                           billion        $15,000      $100 million to $500 million
                               over $3.5
0.040                           billion        $20,000           over $500 million

First Data Distributors, Inc. served as principal underwriter and distributor of the Funds' shares until December 1, 1999. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds with respect to Class N Shares, the Growth Fund, the Growth & Income Fund, the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% (currently, the Municipal Bond Fund's Rule 12b-1 fee is reduced to 0.10%) of each participating Fund's average daily net assets. The Class I Shares of the Growth Fund, the International Developed Fund, the Emerging Markets Fund and the M&C Balanced Fund and the Class N Shares of the Money Market Fund do not have distribution plans.

For the year ended October 31, 1999, the class specific expenses were:

                                                                    REPORTS TO
                                       TRANSFER AGENT FEES      SHAREHOLDER EXPENSE
                                       -------------------      -------------------
                                       CLASS N     CLASS I      CLASS N     CLASS I
                                       -------     -------      -------     -------
Growth Fund.......................    $407,092     $    --     $131,598     $47,771
International Developed Fund......          --          --          357       4,813
Emerging Markets Fund.............          --          --           89         828
M&C Balanced Fund.................       7,520          --        9,959       2,744

Certain officers and Trustees of the Company are also officers and directors of Chicago Trust. The Company does not compensate its officers or affiliated Trustees. Effective January 1, 1999, the Company pays each unaffiliated Trustee $3,000 per Board of Trustees' meeting attended and an annual retainer of $3,000 and reimburses each unaffiliated Trustee for out-of-pocket expenses.

NOTE (F) YEAR 2000 COMPLIANCE (UNAUDITED): The Company utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. Like other businesses around the world, the Company could be adversely affected if these or other systems are unable to perform their intended functions effectively after 1999 because of the systems' inability to distinguish the year 2000 from the year 1900. This is commonly known as the "Year 2000 problem." The Company has completed its assessment of all mission critical systems. All mission critical hardware and software systems utilized by the Company in its business have been certified as Year 2000 compliant by the appropriate vendor. The Company has completed validation testing and has not detected any Year 2000 compatibility issues in the hardware and software systems under their control. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds' from this problem, but we do not anticipate that the move to Year 2000 will have a material impact on the Funds.

NOTE (G) SUBSEQUENT EVENTS (UNAUDITED): The Company anticipates offering Class I shares of the CT Bond Fund to the public in the first quarter 2000.

On December 1, 1999, Provident Distributors, Inc. became the Distributor of the shares of the Funds.

On December 1, 1999, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding shares of First Data Investor Services Group, Inc.,

-  78

ALLEGHANY FUNDS

                                                                OCTOBER 31, 1999
NOTES TO FINANCIAL STATEMENTS -- CONTINUED the Funds' sub-administrator and transfer agent. As a result, First Data Investor Services Group, Inc. changed its name to PFPC Inc.

SHAREHOLDER VOTING RESULTS (UNAUDITED): At a Special Meeting of the Shareholders held on June 17, 1999:

(i) Four additional Trustees (three non-affiliated and one affiliated) were elected, with each receiving at least 97% of the shares voting.

                                             AFFIRMATIVE   WITHHOLD       TOTAL
                                             -----------   --------       -----
Dorethea C. Gilliam........................  362,001,955   1,799,393   363,801,348
Robert Kushner.............................  362,196,970   1,604,378   363,801,348
Robert Scherer.............................  361,951,668   1,849,680   363,801,348
Denis Springer.............................  361,940,022   1,861,326   363,801,348

Stuart D. Bilton, Leonard F. Amari, Gregory T. Mutz, and Nathan Shapiro are also Trustees of the Company.

(ii) Amendments to the investment objectives for the Small Cap Value Fund, the Aggressive Growth Fund, the M&C Balanced Fund and the Bond Fund were approved by the Shareholders as follows:

                                           FOR      AGAINST    ABSTAINED     TOTAL
                                           ---      -------    ---------     -----
Small Cap Value Fund..................  3,185,094    15,863          103    3,201,060
Aggressive Growth Fund................  1,423,479        --       57,716    1,481,195
M&C Balanced Fund.....................  5,519,458   946,192      105,659    6,571,309
Bond Fund.............................  8,427,257    17,947    3,380,490   11,825,694

(iii) Investment advisory contracts, with respect to an Amended and Restated Guaranty Agreement, between the Chicago Trust Company and the Growth & Income Fund, the CT Balanced Fund, the Bond Fund, the Municipal Bond Fund and the Money Market Fund were approved as follows:

                                         FOR       AGAINST    ABSTAINED      TOTAL
                                         ---       -------    ---------      -----
Growth & Income Fund...............   15,683,221   376,319     115,114     16,174,654
CT Balanced Fund...................   10,276,799   150,644     167,285     10,594,728
Bond Fund..........................   11,852,316     9,928      88,278     11,950,522
Municipal Bond Fund................    1,310,473        --          --      1,310,473
Money Market Fund..................  261,743,645   294,639     450,153    262,488,437

                                                                            - 79

ALLEGHANY FUNDS
------------------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of Alleghany Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alleghany Funds (comprising, respectively, Alleghany/Montag & Caldwell Growth Fund, Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Small Cap Value Fund, Alleghany/Veredus Aggressive Growth Fund, Alleghany/Montag & Caldwell Balanced Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund, and Alleghany/Chicago Trust Money Market Fund) as of October 31, 1999, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund of Alleghany Funds as of October 31, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for the six-month period then ended and the ten-month period ended April 30, 1999. These financial statements and financial highlights are the responsibility of Alleghany Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying Alleghany/Blairlogie International Developed Fund and Alleghany/Blairlogie Emerging Markets Fund statement of changes in net assets for the year ended June 30, 1998, and financial highlights for each of the periods presented through June 30, 1998 were audited by other auditors whose report thereon, dated August 17, 1998, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Alleghany Funds as of October 31, 1999, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                          [LOGO]

Chicago, Illinois
December 16, 1999

-  80

GUIDE TO SHAREHOLDER BENEFITS

We're delighted to offer all Alleghany Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call a Shareholder Services Representative Monday through Friday, 9 a.m. - 7 p.m. ET.

THE EASY WAY TO GROW YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN(1)

Systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Alleghany Funds account. The service is free, and the minimum monthly investment is $50.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Alleghany Funds account, your profits can mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

FREE, FLEXIBLE EXCHANGE PRIVILEGES

As your personal needs change, so can your Alleghany Funds investment. Transfers between our funds are free of charge, and it only takes a telephone call.

LOW MINIMUM INITIAL INVESTMENTS

The minimum initial investment for all Alleghany Funds is just $2,500 ($500 for IRAs). And subsequent investments can be as low as $50.

FREE CHECK WRITING SERVICES AVAILABLE

If you are an investor in Alleghany/Chicago Trust Money Market Fund, you can take advantage of free check writing privileges. Checks must be written for $500 or more.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEB SITE

You can access account balances, obtain fund information and make transactions online 24 hours a day, 7 days a week -- in complete security. Alleghany Funds was among the first mutual fund companies to provide these capabilities.

(1) Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels.


www.AlleghanyFunds.com

Our Shareholder Services Line is at Your Service 24 Hours a Day
---------------
800 992-8151

Shareholder Services Representatives are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

[LOGO] ALLEGHANY FUNDS


-----------------------------
  TRUSTEES
-----------------------------------------
  Leonard F. Amari*
  Stuart D. Bilton, Chairman
  Dorothea C. Gilliam
  Robert Kushner*
  Gregory T. Mutz*
  Robert Scherer*
  Nathan Shapiro*
  Denis Springer*

  *Unaffiliated Trustee


-----------------------------
  ADVISERS
-----------------------------------------
  The Chicago Trust Company
  171 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  Veredus Asset Management LLC
  6900 Bowling Boulevard, Suite 250
  Louisville, KY 40207

  Blairlogie Capital Management
  125 Princes Street
  Edinburgh EH2 4AD
  Scotland


-----------------------------
  SHAREHOLDER SERVICES
------------------------------------------------
  PFPC Inc.
  4400 Computer Drive
  Westborough, MA 01581


-----------------------------
  DISTRIBUTOR
------------------------------------------------
  Provident Distributors, Inc.
  Four Falls Corporate Center
  Suite 600
  West Conshohocken, PA 19428-2961


-----------------------------
  OFFICERS
------------------------------------------------
  Kenneth C. Anderson, President
  Debra Bunde Comsudes, Vice President
  Gerald F. Dillenburg, Vice President,
     Secretary and Treasurer
  Laura M. Hlade, Assistant Treasurer


-----------------------------
  CUSTODIAN
------------------------------------------------
  Bankers Trust
  One Bankers Trust Place
  New York, NY 10001

  Investors Fiduciary Trust Co.
  801 Pennsylvania Avenue
  Kansas City, MO 64105


-----------------------------
  LEGAL COUNSEL
------------------------------------------------
  Sonnenschein Noth & Rosenthal
  8000 Sears Tower
  Chicago, IL 60606


-----------------------------
  AUDITOR
------------------------------------------------
  KPMG LLP
  303 East Wacker Drive
  Chicago, IL 60601



THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.


                                                                   AG07 12/31/99